As filed with the Securities and Exchange Commission on May 24, 2007

Securities Act File No. 333-142103

Investment Company Act File No. 811-22050

United States
Securities and Exchange Commission

Washington, D.C. 20549

FORM N-2

☒ Registration Statement under the Securities Act of 1933

☒ Pre-Effective Amendment No. 1

☐ Post-Effective Amendment No.

and/or

☒ Registration Statement under the Investment Company Act of 1940

☒ Amendment No. 1

DELAWARE ENHANCED GLOBAL DIVIDEND AND INCOME FUND
(Exact Name of Registrant as Specified in Charter)

2005 Market Street

Philadelphia, Pennsylvania 19103

(Address of Principal Executive Offices)

(800) 523-1918

(Registrant’s telephone number, including area code)

David P. O’Connor, Esquire

Delaware Enhanced Global Dividend and Income Fund

2005 Market Street

Philadelphia, Pennsylvania 19103
(Name and Address of Agent for Service)

Copies to:

Bruce G. Leto, Esquire Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, Pennsylvania 19103	Leonard B. Mackey, Jr., Esquire Brynn D. Peltz, Esquire Clifford Chance US LLP 31 West 52nd Street New York, New York 10019

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price per Unit	Proposed Maximum Aggregate Offering Price		Amount of Registration Fee
Common Shares, without par value	100,000 shares	$20.00	$2,000,000	(1)	$61.40	(2)

(1)           Estimated solely for the purpose of calculating the registration fee.

(2)           The filing fee has previously been paid.

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion
Preliminary Prospectus dated May 24, 2007

PROSPECTUS

  Shares

Delaware Enhanced Global Dividend and Income Fund

Common Shares
$20.00 per Share

Investment Objectives. Delaware Enhanced Global Dividend and Income Fund (the "Fund") is a newly organized, diversified, closed-end management investment company. The Fund's primary investment objective is to seek current income, with a secondary objective of capital appreciation. The Fund seeks to achieve these objectives by investing globally in dividend-paying or income-generating securities across multiple asset classes, including, but not limited to, equity securities of large, well-established companies, securities issued by real estate companies (including real estate investment trusts ("REITs") and real estate industry operating companies ("REOCs")), debt securities (such as government bonds, investment grade and high risk, high yield corporate bonds, and convertible bonds), and emerging market securities. The Fund will also utilize enhanced income strategies by engaging in dividend capture trading (as defined in "The Fund's Investments—Investment Strategy—Enhanced Income Strategies"), option overwriting (as defined in "The Fund's Investments—Investment Strategy—Enhanced Income Strategies"), realization of gains on the sale of securities, dividend growth and currency forwards.

No Prior History. Because the Fund is newly organized, its shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value. The risk of loss due to this discount may be greater for initial investors expecting to sell their shares in a relatively short period after completion of the public offering.

The Fund anticipates that its common shares will be listed on the New York Stock Exchange (the "NYSE") under the symbol "DEX." This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

Investment Advisor. The Fund's investment advisor is Delaware Management Company ("DMC" or the "Advisor"), a series of Delaware Management Business Trust.

  (continued on following page)

Investing in the common shares involves certain risks. See "Risks" beginning on page 38 of this Prospectus.

	Per Share	Total (1)
Public offering price	$20.00	$
Sales load(2)	$.90	$
Estimated offering expenses(3)	$.04	$
Proceeds, after expenses, to the Fund	$19.06	$

  (notes on following page)

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The underwriters expect to deliver the common shares to purchasers on or about  , 2007.

Merrill Lynch & Co.	A.G. Edwards

Robert W. Baird & Co.	Ferris, Baker Watts

Incorporated

Janney Montgomery Scott LLC	Ladenburg Thalmann & Co. Inc.

Oppenheimer & Co.	Wedbush Morgan Securities Inc.

  The date of this Prospectus is , 2007.

(continued from previous page)

Investment Policies. Under normal market conditions, the Fund will invest at least 80% of its net assets in a combination of dividend-paying or income-generating securities across multiple asset classes, including but not limited to, equity securities of large, well-established companies; securities issued by real estate companies (including REITs and REOCs), debt securities (such as government bonds, investment grade and high risk, high yield corporate bonds, and convertible bonds), and emerging market securities. The Fund will also utilize enhanced income strategies by engaging in dividend capture trading, option overwriting, realization of gains on the sale of securities, dividend growth and currency forwards. Under normal market conditions, the Fund will invest at most 60% of its net assets in securities of U.S. issuers and at least 40% of its net assets in securities of non-U.S. issuers, unless market conditions are not deemed favorable by the Advisor, in which case the Fund would invest at least 30% of its net assets in the securities of non-U.S. issuers. The Fund may not invest 25% or more of its net assets in the securities of issuers in any single industry.

You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest in the common shares, and retain it for future reference. A Statement of Additional Information, dated , 2007, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and, as amended from time to time, is incorporated by reference in its entirety into this Prospectus. You can review the table of contents of the Statement of Additional Information on page 66 of this Prospectus. You may request a free copy of the Statement of Additional Information by calling 800-523-1918 (toll free) or by writing to the Fund, obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call (202) 551-8090 for information, or by writing to Delaware Service Company, Inc., 2005 Market Street, Philadelphia, Pennsylvania 19103. The Securities and Exchange Commission charges a fee for copies. You can get the same information free from the Securities and Exchange Commission's web site (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Securities and Exchange Commission's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102. The Fund does not post a copy of the Statement of Additional Information on its web site because the Fund's common shares are not continuously offered, which means the Statement of Additional Information will not be updated after completion of this offering and the information contained in the Statement of Additional Information will become outdated. The Fund's annual and semi-annual reports, when available, will be available at the Fund's web site (http://www.delawareinvestments.com).

The Fund's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

(notes from previous page)

(1)  The Fund has granted the underwriters an option to purchase up to additional common shares at the public offering price, less the sales load, within 45 days of the date of this Prospectus solely to cover overallotments, if any. If such option is exercised in full, the public offering price, sales load, estimated offering expenses, and proceeds, after expenses, to the Fund will be $ , $ , $ , and $ , respectively. See "Underwriting."

(2)  The Fund has agreed to pay the underwriters $.00667 per common share as a partial reimbursement of expenses in connection with the offering. The Advisor (and not the Fund) has agreed to pay from its own assets additional compensation to Merrill Lynch, Pierce, Fenner & Smith Incorporated and a structuring fee to A.G. Edwards & Sons, Inc. The Advisor also may pay certain other qualifying underwriters a structuring fee, additional compensation, or a sales incentive fee in connection with the offering. The Advisor (and not the Fund) also intends to pay fees or commissions to certain employees of its affiliate that participate in the marketing of the Fund's common shares. See "Underwriting."

(3)  The offering expenses paid by the Fund (other than the sales load) will not exceed an aggregate of $.04 per share of the Fund's common shares sold in this offering. This $.04 per common share amount may include a reimbursement of Delaware Management Company's expenses incurred in connection with this offering. The Advisor has agreed to pay such offering expenses of the Fund to the extent offering expenses (other than sales load) exceed $.04 per share of the Fund's common shares. The aggregate offering expenses (other than sales load) to be incurred by the Fund are estimated to be up to $800,000, all of which will be borne by the Fund.

You should rely only on the information contained or incorporated by reference in this Prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this Prospectus is accurate only as of the date of this Prospectus. Our business, financial condition, and prospects may have changed since that date.

FORWARD-LOOKING STATEMENTS

This Prospectus contains or incorporates by reference forward-looking statements, within the meaning of the federal securities laws, that involve risks and uncertainties. These statements describe the Advisor's plans, strategies and goals and the Advisor's beliefs and assumptions concerning future economic or other conditions and the outlook for the Fund, based on currently available information. In this Prospectus, words such as "anticipates," "believes," "expects," "objectives," "goals," "future," "intends," "seeks," "will," "may," "could," "should," and similar expressions are used in an effort to identify forward-looking statements, although some forward-looking statements may be expressed differently.

The Fund's actual results could differ materially from those anticipated in the forward-looking statements because of various risks and uncertainties, including the factors set forth in the section headed "Risks" below and elsewhere in this Prospectus. You should consider carefully the discussions of risks and uncertainties in the "Risks" section and elsewhere in this Prospectus and in the Statement of Additional Information. The forward-looking statements contained in this Prospectus are based on information available to the Fund on the date of this Prospectus, and the Fund assumes no obligation to update any such forward-looking statements, except as required by law.

PROSPECTUS SUMMARY

This is only a summary of certain information contained in this Prospectus relating to Delaware Enhanced Global Dividend and Income Fund. This summary may not contain all of the information that you should consider before investing in the Fund's common shares. You should review the more detailed information contained in this Prospectus and in the Statement of Additional Information.

The Fund    Delaware Enhanced Global Dividend and Income Fund is a diversified, closed-end management investment company with no operating history. Throughout the Prospectus, the Delaware Enhanced Global Dividend and Income Fund is referred to simply as the "Fund." See "The Fund."

The Offering    The Fund is offering common shares of beneficial interest at $20.00 per share through a group of underwriters led by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). The common shares of beneficial interest are called "common shares" in the rest of this Prospectus. You must purchase at least 100 common shares ($2,000) in order to participate in this offering. The Fund has given the underwriters an option to purchase up to additional common shares to cover orders in excess of common shares. The offering expenses paid by the Fund (other than the sales load) will not exceed an aggregate of $.04 per share of the Fund's common shares sold in this offering. This $.04 per common share amount may include a reimbursement of the Fund's investment advisor, Delaware Management Company, of expenses incurred in connection with this offering. The Fund has agreed to pay the underwriters $.00667 per common share as a partial reimbursement of expenses in connection with the offering. Delaware Management Company has agreed to reimburse all of the Fund's organizational expenses. Delaware Management Company has also agreed to pay the Fund's offering costs (other than sales load) to the extent that offering costs (other than sales load) exceed $.04 per common share. See "Underwriting."

Investment Objectives    The Fund's primary investment objective is to seek current income, with a secondary objective of capital appreciation. The Fund is not intended as, and you should not construe it to be, a complete investment program. There is no assurance that the Fund will achieve its investment objectives.

Investment Policies    The Fund will seek to achieve its primary objectives by focusing on broad diversification within its portfolio by investing globally in dividend-paying or income-generating securities across multiple asset classes. The primary asset classes include equity securities of large, well-established companies, securities issued by real estate companies (including REITs and REOCs), emerging market equities, preferred securities, debt securities, including high risk, high yield corporate bonds, investment grade corporate bonds, U.S. government securities, non-U.S. corporate bonds, non-U.S. government securities, convertible bonds, convertible preferred stock, emerging market debt securities, and international currencies.

  The Advisor will determine the proportion of the Fund's assets to be allocated among the various assets classes based on its analysis of economic and market conditions and its assessment of the income and potential for appreciation that can be achieved from investments in such asset classes. The percentage of the Fund's assets allocated to the various asset classes described herein will vary depending on DMC's assessment of these conditions. The key goals in allocating across these various asset classes are to attempt to mitigate risk and potentially improve upon the Fund's income and performance levels.

  The Fund may invest in a variety of income generating equity and debt securities. Not all investments, however, are required to pay dividends or interest. Under normal market conditions, the Fund will invest at least 80% of its net assets in a combination of dividend-paying or income-generating securities across multiple asset classes, including but not limited to, equity securities of large, well-established companies; securities issued by real estate companies (including REITs and REOCs), debt securities (such as government bonds, investment grade and high risk, high yield corporate bonds, and convertible bonds), and emerging market securities. In addition, under normal market conditions, the Fund will invest at most 60% of its net assets in securities of U.S. issuers and at least 40% of its net assets in securities of non-U.S. issuers, unless market conditions are not deemed favorable by the Advisor, in which case, the Fund would invest at least 30% of its net assets in the securities of non-U.S. issuers. The Fund may not invest more than 25% of the Fund's net assets in any one industry nor, as to 75% of the Fund's total assets, will more than 5% be invested in the securities of any one issuer.

  The Advisor's strategy of income generating investing is based on the primary attribute of seeking a sustainable and recurring income stream, with capital appreciation as a secondary objective. This investment approach may provide diversification, low sector correlation, low interest rate sensitivity, and significant downside protection which over the long-term may result in an attractive risk adjusted return. The Advisor believes that seeking income on a global basis can provide investors with opportunities not available in the U.S. equity and debt markets. For example, recently, many countries, including the United Kingdom, France, Canada, Australia, Japan, Singapore, and Hong Kong and several others, have enacted REIT or similar legislation that has created real estate companies which are required to payout a significant portion of their earnings in dividends.

  In addition, the Advisor will use a combination of dividend capture trading, option overwriting, realization of gains on the sale of securities, dividend growth and currency forwards to try to enhance the sustainability of the income stream. The percentage of the Fund's assets invested using these strategies will vary from time to time based on the Advisor's assessment of economic and market conditions and the potential for income.

  The Fund's dividend capture strategy seeks to maximize the level of dividend income that the Fund receives by engaging in dividend capture trading and by identifying special dividend situations. In a dividend capture trade, the Fund sells a stock on or shortly after the stock's ex-dividend date and uses the sale proceeds to purchase one or more other stocks that are expected to pay dividends before the next dividend payment on the stock being sold. Special dividend situations may include those where companies decide to return large cash balances to shareholders as one-time dividend payments, for instance due to a restructuring or recent strong operating performance. Other special dividends may arise in a variety of situations. The Fund's option overwriting strategy seeks to increase its income or may hedge a portion of its portfolio investments through writing (i.e., selling) covered call and put options; however, the

Fund will primarily use covered calls in its option overwriting strategy. The Fund will receive a premium when it writes call and put options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. The Fund anticipates utilizing both short-term and, to the extent permitted by applicable law, long-term capital gains as part of its periodic distributions to shareholders. The Fund realizes a capital gain when it sells a portfolio security at a price higher than its original cost. The Fund will attempt to realize such gains in certain situations to attempt to help keep distributions as consistent and sustainable as possible without disrupting the underlying investment philosophy of the Advisor. The Fund's dividend growth strategy seeks to identify issuers that have solid earnings growth and strong balance sheets, coupled with a corporate philosophy that supports consistent and above average dividend growth. The Fund believes that companies that provide above average dividend growth will realize superior long-term total returns for shareholders with below average volatility. The Fund may enter into forward foreign currency contracts in order to generate additional income by capturing interest rate differentials between specific currencies or to protect against possible losses on foreign investments resulting from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. See "The Fund's Investments—Investment Strategy—Enhanced Income Strategies."

Investment Advisor    The Fund's investment advisor is Delaware Management Company ("DMC" or the "Advisor"), a series of Delaware Management Business Trust. DMC will receive an annual fee, payable monthly, in an amount equal to 1.00% of the average daily value of the Fund's net assets. See "Management of the Fund." As of March 31, 2007, DMC managed approximately $41.2 billion in total assets. DMC has an experienced team of portfolio managers and research analysts.

Distributions    Commencing with the Fund's initial dividend, the Fund intends to make a level cash distribution each month to common shareholders pursuant to a managed distribution policy. Under the policy, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted and, if necessary, a return of capital. The Advisor expects to declare the initial monthly dividend on the Fund's common shares within approximately 45 days after completion of this offering and to pay that initial monthly dividend approximately 60 to 90 days after completion of this offering. The level dividend amount may be modified by the Board of Trustees from time to time. The Board of Trustees may also determine to amend their managed distribution policy to modify the Fund's distribution frequency from monthly to some other period.

  DMC currently intends to apply to the Securities and Exchange Commission, on behalf of the Fund, for an exemption from Section 19(b) of the Investment Company Act of 1940, as amended (the "1940 Act"), and Rule 19b-1 thereunder permitting the Fund to make periodic distributions of long-term capital gains more frequently than annually. No assurance can be given that the Securities and Exchange Commission will grant the exemption to the Fund. Absent such exemption, Section 19(b) of the 1940 Act generally limits the Fund to making no more than one distribution of long-term capital gains every 12 months. This offering, however, is not contingent upon the receipt of such exemption. See "Distributions."

  The level dividend distribution described above would result in the payment of approximately the same amount to the Fund's shareholders each month. If the source of the dividend or other distribution were the original capital contribution of the shareholder, and the payment amounted to a return of capital, Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Fund to provide shareholders with written disclosure to that effect that accompanies such payment.

  It is likely that, from time to time, the Fund will distribute more than its income and net realized capital gains; therefore, a portion of a shareholder's distribution would be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income."

  Persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully, and should not assume that the source of any distribution from the Fund is net profit. In addition, you should not draw any conclusions about the Fund's investment performance from the amount of any Fund distribution or from the terms of the Fund's managed distribution policy. See "Distributions."

  Shareholders will automatically have all dividends and distributions reinvested in common shares issued by the Fund or common shares of the Fund purchased in the open market in accordance with the Fund's dividend reinvestment plan, unless an election is made to receive cash. See "Dividend Reinvestment Plan."

Leverage    The Fund may enhance its total returns through the use of leverage, which may include the issuance of preferred shares, commercial paper, and/or other borrowings (referred to collectively as "Leverage"). The Fund reserves the right, if the Advisor believes that market conditions are appropriate, to use Leverage to the extent permitted by the 1940 Act. Currently, under the 1940 Act, the Fund may borrow money up to 33 1/3% of its total assets (including the amount obtained from Leverage) or may issue shares of preferred stock in amounts up to 50% of the value of its total assets (including the amount obtained from Leverage), to finance additional investments. Through leveraging, the Fund would seek to obtain a higher return for holders of common shares than if the Fund did not use Leverage. Leverage is a speculative technique and there are special risks and costs associated with Leverage. There is no assurance that the Fund would be successful in enhancing the level of its total return during any period in which Leverage is utilized. If the Fund utilizes Leverage, the Fund's expenses would be higher than if Leverage were not utilized. Also, the fees paid to the Advisor and the Administrator will be higher than if the Fund did not use Leverage because the fees paid will be calculated on the basis of the Fund's net assets, including proceeds from the issuance of Leverage. The increase in Fund expenses as a result of Leverage may be significant. In addition, the net asset value of the Fund's common shares would be reduced by the issuance costs of any Leverage. See "Investment Techniques—Leverage" and "Risks—Leverage Risk."

Listing    The Fund anticipates that its common shares will be listed on the New York Stock Exchange ("NYSE") under the symbol "DEX." See "Description of Capital Structure."

Custodian and Transfer Agent    Mellon Bank, N.A. will serve as the Fund's custodian. Mellon Investor Services LLC will serve as the Fund's transfer agent. See "Custodian and Transfer Agent."

Administrator    Delaware Service Company, Inc. ("DSC" or the "Administrator"), 2005 Market Street, Philadelphia, Pennsylvania 19103, an affiliate of DMC, will serve as the Fund's administrator and will provide accounting and administrative services to the Fund. Among other things, DSC is responsible for calculating the net asset value of the common shares and generally managing the administrative affairs of the Fund. DSC is entitled to receive a monthly fee at an annual rate of .04% of the Fund's average daily net assets, plus out of pocket expenses.

Market Price of Shares    Common shares of closed-end investment companies frequently trade at prices lower than their net asset value. Common shares of closed-end investment companies such as the Fund that invest primarily in dividend-paying or income-generating securities have during some periods traded at prices higher than their net asset value and during other periods traded at prices lower than their net asset value. The Fund cannot assure you that its common shares will trade at a price higher than or equal to its net asset value. The Fund's net asset value will be reduced immediately following this offering by the sales load and the amount of the offering expenses paid by the Fund. See "Use of Proceeds." In addition to net asset value, the market price of the Fund's common shares may be affected by such factors as dividend levels, which are in turn affected by other factors. See "Risks," "Description of Capital Structure," and "Repurchase of Common Shares." The common shares are designed primarily for long-term investors; you should not purchase common shares of the Fund if you intend to sell them shortly after purchase.

Special Risk Considerations    No Operating History. The Fund is a diversified, closed-end management investment company with no operating history.

  Market Discount Risk. As with any stock, the price of the Fund's shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Net asset value will be reduced immediately following the initial offering by the amount of the sales load and offering expenses paid by the Fund. Common shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. The Fund's shares may trade at a price that is less than the initial offering price. This risk may be greater for investors who sell their shares in a relatively short period of time after completion of the initial offering. The Fund may utilize Leverage, which magnifies the stock market risk.

  Investment and Market Risk. An investment in the Fund's common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in common shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The common shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

  Issuer Risk. The value of an issuer's securities that are held in the Fund's portfolio may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.

  Dividend Strategy Risks. The Fund's pursuit of its investment objectives depends somewhat upon the Advisor's ability to anticipate the dividend policies of the companies in which it chooses to invest. It is difficult to anticipate the level of dividends that companies will pay in any given timeframe. The Fund's dividend capture strategies include having the Advisor attempt to identify and exploit opportunities such as the announcement of major corporate actions, including restructuring initiatives or a special dividend, that may lead to high current dividend income. These situations are typically not recurring in nature or frequency, may be difficult to predict, and may not result in an opportunity that allows the Advisor to fulfill the Fund's investment objectives. In addition, the dividend policies of the Fund's target companies are heavily influenced by the current economic climate and the favorable federal tax treatment afforded to dividends. Challenging economic conditions, affecting either the market as a whole or a specific investment in the Fund's portfolio, may limit the opportunity to benefit from the current dividend policies of the companies in which the Fund invests or may cause such companies to reduce or eliminate their dividends. Special dividends may result in extraordinary dividends subject to special tax rules. The use of dividend capture strategies will expose the Fund to increased trading costs and potential for capital loss or gain, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading, and resultant dividends may not be qualified dividends eligible to individuals for reduced federal income tax rates under the Internal Revenue Code of 1986, as amended (the "Code"). Also, the reduced federal income tax rates that apply to qualified dividend income sunset and will not apply to taxable years beginning after December 31, 2010, unless extended or made permanent. This and other changes in the favorable provisions of the federal income tax laws may limit your ability to benefit from dividend increases or special dividends, may effect a widespread reduction in announced dividends and may adversely impact the valuation of the shares of dividend-paying companies.

  Risk of Option Overwriting. The Fund will receive a premium when it writes covered put and call options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. (See "The Fund's Investments—Investment Techniques—Options on Securities" for information on how options are "covered.") By writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as the writer of the option continues, but the Fund will continue to be exposed to any decline in market value of the underlying security. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the security's market value at the time of the option exercise over the Fund's acquisition cost of the security, less the sum of the premium received for writing the option and the difference, if any, between the call price paid to the Fund and the Fund's acquisition cost of the security. Thus, in some periods the Fund might receive less total return and in other periods greater total return from its option overwriting strategy.

  Common Stock Risk. Common stocks are an example of equity securities in which the Fund will invest. Although common stocks have historically generated higher average returns than fixed income securities over the long term, common stocks also have experienced significantly more volatility in returns. Common stocks may be more susceptible to adverse changes in market value due to issuer specific events or general movements in the equities markets. A drop in the stock market may depress the price of common stocks held by the Fund. Common stock prices fluctuate for many reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events affecting issuers. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock in which the Fund has invested; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks held by the Fund. Also, common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. The common stocks in which the Fund will invest are structurally subordinated to preferred securities, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income and assets, and therefore will be subject to greater risk than the preferred securities or debt instruments of such issuers. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

  Foreign Securities Risk. The Fund will have substantial exposure to foreign securities, including emerging market securities. The Fund's investments in securities of foreign issuers are subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies; foreign currency exchange controls; social, political and economic instability; differences in securities regulation and trading, differences in accounting, auditing and financial standards; expropriation or nationalization of assets; possible difficulties in transaction settlements; and foreign taxation issues. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of the Fund's securities. It may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments. The Fund has no other investment restrictions with respect to investing in foreign issuers. Dividends paid on foreign securities may not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund's distributions attributable to foreign securities will be designated as qualified dividend income. See "Tax Matters."

  The Fund may invest in securities of issuers located in "emerging market countries." Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; lack of liquidity and greater price volatility due to the smaller size of the market for such securities and lower trading volume; political and social uncertainties; national policies that may restrict the Fund's investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; greater risks of expropriation, confiscatory taxation and nationalization; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; less reliable custodial services and settlement practices. Dividends paid by issuers in emerging market countries will generally not qualify for the reduced federal income tax rates applicable to individuals for qualified dividends under the Code. See "Tax Matters."

  Small and Medium Cap Company Risk. The Fund's share price may be more volatile because it also invests in small and medium capitalization companies. Compared to large companies, small and medium capitalization companies are more likely to have (i) more limited product lines or markets and less mature businesses, (ii) fewer capital resources, (iii) more limited management depth, and (iv) shorter operating histories. Further, compared to large cap stocks, the securities of small and medium capitalization companies are more likely to experience sharper swings in market values, be harder to sell at times and at prices that the Advisor believes appropriate, and offer greater potential for gains and losses.

  Portfolio Turnover Risk. The techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover. The Fund cannot accurately predict its securities portfolio turnover rate, but anticipates that its annual portfolio turnover rate will likely exceed 100% under normal market conditions, although it could be materially higher under certain conditions. Higher portfolio turnover rates could result in corresponding increases in brokerage commissions, may generate short-term capital gains taxable as ordinary income and cause dividends received on portfolio securities to not be qualified dividends eligible to individuals for reduced federal income tax rates under the Code. See "Tax Matters."

  Defensive Positions. During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its assets in cash or cash equivalents. The Fund would not be pursuing its investment objectives in these circumstances and could miss favorable market developments.

  Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Fund's successful pursuit of its investment objectives depends upon the Advisor's ability to find and exploit market inefficiencies with respect to undervalued securities and identify companies experiencing a change in dividend policy, including the announcement of restructuring initiatives or special dividends. Such situations occur infrequently and sporadically and may be difficult to predict, and may not result in a favorable pricing opportunity that allows the Advisor to fulfill the Fund's investment objectives. The Advisor's security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. If one or more key individuals leaves the employ of the Advisor, the Advisor may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Fund from achieving its investment objectives.

  Leverage Risk. The use of Leverage by the Fund would create three major types of risks for shareholders. First, the likelihood of greater volatility of net asset value and market price of common shares because changes in value of the Fund's portfolio (including changes in the value of any interest rate swap, if applicable) are borne entirely by the common shareholders. Second, the possibility either that share income will fall if the interest rate on any borrowings or the dividend rate on any preferred shares issued rises, or that share income and distributions will fluctuate because the interest rate on any borrowings or the dividend rate on any preferred shares issued varies. Third, if the Fund utilizes Leverage, the Fund may not be permitted to declare dividends or other distributions with respect to its common shares or purchase its capital stock, unless at the time thereof the Fund meets certain asset coverage requirements.

  The Advisor in its best judgment nevertheless may determine to use Leverage if it deems such action to be appropriate in the circumstances. In the event the Fund uses Leverage, the fees paid to the Advisor for investment advisory services and the Administrator for administrative services will be higher than if the Fund did not use Leverage because the fees paid will be calculated on the basis of the Fund's net assets, including proceeds from issuance of preferred shares, commercial paper or borrowings, which may create an incentive to Leverage the Fund. See "The Fund's Investments—Investment Techniques—Leverage" and "Risks—Leverage Risk."

  Real Estate Risk. Investments in securities issued by real estate companies (including REITs and REOCs and their equivalent in foreign countries) may subject the Fund to certain risks associated with direct ownership of real estate and with the real estate industry in general (although the Fund does not intend to own real estate directly). If the Fund holds real estate directly, as a result of defaults, or receives rental income from its real estate holdings, its tax status as a regulated investment company could be jeopardized. Investments in securities issued by real estate companies may also be affected by interest rate changes, particularly if the companies in which the Fund invests use floating rate debt to finance their ongoing operations. In addition, changes in interest rates may hurt real estate values or make REIT or REOC shares less attractive than other income producing investments.

  Risks of investments in securities issued by real estate companies include:

  •  possible declines in the value of real estate and real property values;

  •  risks related to economic conditions;

  •  possible shortage of mortgage funds;

  •  overbuilding and extended vacancies;

  •  increased competition;

  •  changes in property taxes, operating expenses or zoning laws;

  •  costs of environmental clean-up, or damages from natural disasters;

  •  limitations or fluctuations in rent payments;

  •  cash flow fluctuations; and

  •  defaults by borrowers.

  If the Fund invests in REITs or REOCs, such investments will also subject the Fund to various risks. Returns from REITs or REOCs, which typically are small or medium capitalization stocks, may trail returns from the overall stock market. Dividends paid by REITs will not generally qualify for the reduced federal income tax rates applicable to individuals for qualified dividends under the Code, and may result in "excess inclusion income" subject to special tax rules. REITs are also subject to the risk of failing to qualify for tax-free pass-through of income under the Code and/or failing to qualify for an exemption from registration as an investment company under the 1940 Act.

  Investments in Undervalued Securities. A portion of the Fund's assets will be invested in securities, which, in the opinion of the Advisor, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

  High Risk, High Yield Securities. Investing in so-called "high risk" or "high yield" securities ("junk bonds") entails certain risks, including the risk of loss of principal, which may be greater than the risks involved in investment-grade securities, and which should be considered by investors contemplating an investment in the Fund. Such securities are sometimes issued by companies whose earnings at the time of issuance are less than the projected debt service on the high yield securities.

  Although the market for high yield securities has been in existence for many years, including periods of economic downturns, the high yield market grew rapidly during the long economic expansion which took place in the United States during the 1980s. During that economic expansion, the use of high yield debt securities to fund highly leveraged corporate acquisitions and restructurings increased dramatically. As a result, the high yield market grew substantially during that economic expansion. Although experts disagree on the impact recessionary periods have had and will have on the high yield market, some analysts believe a protracted economic downturn would severely disrupt the market for high yield securities, would adversely affect the value of outstanding bonds, and would adversely affect the ability of high yield issuers to repay principal and interest. Those analysts cite volatility experienced in the high yield market in the past as evidence for their position. It is likely that protracted periods of economic uncertainty would result in increased volatility in the market prices of high yield securities and an increase in the number of high yield bond defaults.

  Special Risks Associated with Foreign Currency Options. Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally, as described below. In addition, there are certain additional risks associated with foreign currency options, including taxation risks. The markets in foreign currency options are relatively new, and the Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Fund will not purchase or write such options unless and until, in the opinion of the Advisor, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by most of the same factors that influence foreign exchange rates and investments generally.

  The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

  There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. option markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

  Risk Characteristics of Options and Futures. Options and futures transactions can be highly volatile investments. Successful hedging strategies require the anticipation of future movements in securities prices, interest rates and other economic factors. When a fund uses futures contracts and options as hedging devices, the prices of the securities subject to the futures contracts and options may not correlate with the prices of the securities in a portfolio. This may cause the futures and options to react to market changes differently than the portfolio securities. Even if expectations about the market and economic factors are correct, a hedge could be unsuccessful if changes in the value of the portfolio securities do not correspond to changes in the value of the futures contracts. The ability to establish and close out futures contracts and options on futures contracts positions depends on the availability of a secondary market. If these positions cannot be closed out due to disruptions in the market or lack of liquidity, losses may be sustained on the futures contract or option. Special tax rules apply to options and futures.

  Special Risks Associated with Foreign Currency Futures Contracts and Related Options. Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies, as described above.

  Options on foreign currency futures contracts may involve certain additional risks, including taxation risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the Fund will not purchase or write options on foreign currency futures contracts unless and until, in the opinion of the Advisor, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss of up to the amount of the premium paid for the option, such as when there is no movement in the price of the underlying currency or futures contract.

  Preferred Securities Risk. In addition to credit risk, investment in preferred securities carries risks, including deferral risk, redemption risk, limited voting rights, risk of subordination, and lack of liquidity. Fully taxable or hybrid preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for up to 20 consecutive quarters. Traditional preferreds also contain provisions that allow an issuer, under certain conditions to skip (in the case of "noncumulative preferreds") or defer (in the case of "cumulative preferreds"), dividend payments. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving any distributions. Preferred securities typically contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred securities typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred securities may be substantially less liquid than many other securities, such as U.S. government securities, corporate debt or common stocks. Dividends paid on preferred securities may not qualify for the reduced federal income tax rates applicable to individuals for qualified dividends under the Code.

  Interest Rate Risk. Interest rate risk is the risk that preferred stocks paying fixed dividend rates and fixed-rate debt securities will decline in value because of changes in market interest rates. When interest rates rise, the market value of such securities generally will fall. The Fund's investment in preferred stocks and fixed-rate debt securities means that the net asset value and price of the common shares may decline if market interest rates rise. Interest rates are currently low relative to historic levels. During periods of declining interest rates, an issuer of preferred stock or fixed-rate debt securities may exercise its option to redeem securities prior to maturity, forcing the Fund to reinvest in lower yielding securities. This is known as call risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected payments. This may lock in a below market yield, increase the security's duration, and reduce the value of the security. This is known as extension risk. The value of the Fund's common stock investments may also be influenced by changes in interest rates.

  Duration Risk. Duration is a measure of the expected life of a fixed income security that was developed as a more precise alternative to the concept of term-to-maturity. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. The duration of a fixed income security is a measure of the portfolio's sensitivity to changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities. As nominal interest rates rise, the value of fixed income securities held by the Fund is likely to decrease.

  Convertible Securities Risk. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

  A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund's ability to achieve its investment objectives.

  Illiquid Securities Risk. Restricted securities and other illiquid investments of the Fund involve the risk that the securities will not be able to be sold at the time desired by the Advisor or at prices approximating the value at which the Fund is carrying the securities. Where registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists and other illiquid investments are valued at fair value as determined in accordance with procedures approved and periodically reviewed by the Trustees of the Fund.

  Inflation Risk. Inflation risk is the risk that the purchasing power of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions thereon can decline. In addition, during any periods of rising inflation, dividend rates of any preferred shares of the Fund would likely increase, which would tend to further reduce returns to common shareholders.

  Securities Lending Risk. The Fund may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the Board of Trustees of the Fund. Securities lending is subject to the risk that loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund's performance. Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. The Fund's entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income.

This replacement income generally will not be eligible to individuals for reduced federal income tax rates under the Code.

  Market Disruption and Geopolitical Risk. The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East, and terrorist attacks in the United States and around the world may result in market volatility and may have long-term effects on the United States and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. economy and securities markets.

  Anti-Takeover Provisions. The Fund's Amended and Restated Agreement and Declaration of Trust ("Agreement and Declaration of Trust") includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could deprive the holders of common shares of opportunities to sell their common shares at a premium over the then current market price of the common shares or at net asset value.

  Tax Risks. The Fund's investment policies and trading strategies, including, but not limited to, dividend strategies, high portfolio turnover, short sales, securities lending, use of derivatives and investment in foreign securities, may result in a larger portion of its income being taxable at ordinary income tax rates than might otherwise be the case. In addition, the Fund may invest in complex securities that could be subject to numerous special and complex tax rules. These rules could accelerate the recognition of income by the Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions) and/or defer the Fund's ability to recognize a loss, and, in limited cases, subject the Fund to U.S. federal income tax on income. These rules could also affect whether gain or loss recognized by the Fund is treated as ordinary or capital, or as interest or dividend income. These rules could, therefore, affect the amount, timing or character of the income distributed to you by the Fund. See "Tax Matters."

  Given the risks described above, an investment in the common shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Fund.

SUMMARY OF FUND EXPENSES

The following table shows Fund expenses as a percentage of net assets attributable to common shares.

Shareholder Transaction Expenses

Sales load paid by you (as a percentage of offering price)	4.50%
Offering expenses borne by the Fund (as a percentage of offering price)(1)	.20%
Dividend Reinvestment Plan fees(2)	None
Percentage of Net Assets Attributable to Common Shares
Annual Expenses
Management fees(3)	1.00%
Other expenses(4)	.22%
Total annual expenses	1.22%

The purpose of the table above and the example below is to help you understand all fees and expenses that you, as a holder of common shares, would bear directly or indirectly. The expenses shown in the table under "Other Expenses" and "Total Annual Expenses" are based on estimated amounts for the Fund's first full year of operations and assume that the Fund issues 20,000,000 common shares. If the Fund issues fewer common shares, all other things being equal, these expenses, as a percentage of the Fund's net assets attributable to common shares, would increase. See "Management of the Fund" and "Dividend Reinvestment Plan."

The Example should not be considered a representation of future expenses. Actual expenses may be greater or less than those assumed.

Example (5)	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment in common shares, assuming (a) offering expenses of $2; (b) a sales load of $45; (c) total annual expenses of 1.22% of net assets; and (d) a 5% annual return on net assets:	$59	$84	$111	$188

(1)  DMC has agreed to reimburse all the Fund's organizational expenses. DMC has also agreed to pay offering costs of the Fund (other than the sales load) that exceed $.04 per common share (.20% of the offering price). Assuming an offering of 20,000,000 common shares for $400,000,000, the total offering costs are estimated to be up to $800,000, all of which will be borne by the Fund. The costs borne by the Fund may include a reimbursement of DMC's expenses incurred in connection with this offering.

(2)  You will be charged a $15 service charge and pay brokerage charges of $.12 per share if you direct the Plan Agent (as defined below) to sell your common shares held in a dividend reinvestment account.

(3)  The investment management agreement between the Fund and the Advisor obligates the Fund to pay the Advisor an annual investment management fee equal to 1.00% of the average daily net assets of the Fund.

(4)  "Other Expenses" are based on estimated amounts for the Fund's first full year of operations.

(5)  The example assumes that the estimated "Other Expenses" set forth in the Annual Expenses table are accurate, and that all dividends and distributions are reinvested at net asset value. The Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

THE FUND

The Fund is a newly-organized, diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Delaware statutory trust on April 12, 2007, pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware. The Fund has no operating history. The Fund's principal office is located at 2005 Market Street, Philadelphia, Pennsylvania 19103, and its telephone number is (800) 523-1918.

USE OF PROCEEDS

The net proceeds of this offering of common shares will be approximately $ ($ if the underwriters exercise the overallotment option in full) after payment of the estimated offering costs and the deduction of the sales load. The Fund will invest the net proceeds of this offering in accordance with the Fund's investment objectives and policies as stated below. The Advisor currently anticipates that the Fund will be fully invested in securities that meet the Fund's investment objectives and policies within approximately one month after the completion of this offering. It is anticipated that certain Fund proceeds will be invested in short-term debt securities prior to being invested otherwise pursuant to the Fund's investment objectives and policies.

THE FUND'S INVESTMENTS

Investment Objectives and Policies

The Fund's primary investment objective is to seek current income, with a secondary objective of capital appreciation. The Fund will seek to achieve its objectives by focusing on broad diversification within its portfolio by investing globally in dividend-paying or income-generating securities across multiple asset classes. The primary asset classes include equity securities of large, well-established companies, securities issued by real estate companies (including REITs and REOCs), emerging market equities, preferred securities, debt securities, including high risk, high yield corporate bonds, investment grade corporate bonds, U.S. government securities, non-U.S. corporate bonds, and non-U.S. government securities, convertible bonds, convertible preferred stock, and emerging market debt securities, and international currencies. There is no assurance that the Fund will achieve its investment objectives.

The Advisor will determine the proportion of the Fund's assets to be allocated among the various assets classes based on its analysis of economic and market conditions and its assessment of the income and potential for appreciation that can be achieved from investments in such asset classes. The percentage of the Fund's assets allocated to the various asset classes described herein will vary depending on DMC's assessment of these conditions. The key goals in allocating across these various asset classes are to attempt to mitigate risk and potentially improve upon the Fund's income and performance levels.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. During such times, the Fund may temporarily invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities. In these and in other cases, the Fund may not achieve its investment objectives.

Generally, securities will be purchased or sold by the Fund on national securities exchanges and in the over-the-counter market. From time to time, securities may be purchased or sold in private transactions, including securities that are not publicly traded or that are otherwise illiquid.

The Advisor may invest the Fund's cash balances in any investments it deems appropriate, including, without limitation and as permitted under the 1940 Act, money market funds, including the Delaware Cash Reserve Fund, repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds, and bank accounts. Any income earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program. Many of the considerations entering into the Advisor's recommendations and the portfolio managers' decisions are subjective.

Investment Strategy

Overall Philosophy

The Fund may invest in a variety of dividend-paying or income-generating securities. Not all investments, however, are required to pay dividends or interest. Under normal market conditions, the Fund will invest at least 80% of its net assets in a combination of dividend-paying or income-generating securities across multiple asset classes, including but not limited to, equity securities of large, well-established companies; securities issued by real estate companies (including REITs and REOCs), debt securities (such as government bonds, investment grade and high risk, high yield corporate bonds, and convertible bonds), and emerging market securities. In addition, under normal market conditions, the Fund will invest at most 60% of its net assets in securities of U.S. issuers and at least 40% of its net assets in securities of non-U.S. issuers, unless market conditions are not deemed favorable by the Advisor, in which case the Fund would invest at least 30% of its net assets in the securities of non-U.S. issuers. The Fund may not invest more than 25% of the Fund's net assets in any one industry nor, as to 75% of the Fund's total assets, will more than 5% be invested in the securities of any one issuer. In addition, the Advisor will use a combination of dividend capture trading, option overwriting, realization of gains on the sale of securities, dividend growth and currency forwards to enhance the sustainability of the income stream.

The Advisor's strategy to income generating investing is based on the primary attribute of seeking a sustainable and recurring income stream, with capital appreciation as a secondary objective. This investment approach may provide diversification, low sector correlation, low interest rate sensitivity and significant downside protection, which over the long-term may result in an attractive risk adjusted return. The Advisor believes that seeking income on a global basis can provide investors with opportunities not available in the U.S. equity and debt markets. For example, recently many countries, including the United Kingdom, France, Canada, Australia, Japan, Singapore, and Hong Kong and several others, have enacted REIT or similar legislation that has created real estate companies which are required to pay out a significant portion of their earnings in dividends.

Total return from an equity investment is derived from two components, income and capital appreciation. From the end of 1929 through 2006, the income component has represented approximately one-half of the total investment return in the U.S. equity market. Within that period, returns from the income component of total return have tended to be, over the long-term, more stable than returns from capital appreciation. As an example, as shown in the chart below, while returns from the securities comprising the Standard & Poor's 500® Composite Index ("S&P 500®") since 1929 due to the income component have varied from 1% to 10%, annual returns from capital appreciation have varied from -47.1% to 45.00%. In addition, the past two decades of the 1980s and 1990s provided investors with average annual returns from capital appreciation of 12.6% and 15.3%, respectively, well above the long-term average annual return from capital appreciation of 5.6% from the end of 1929 to 2006. The Advisor believes that the following decade of the 2000s (average annual return from capital appreciation of -0.5% from 2000 to 2006) has begun a prolonged environment of lower returns in which the income component of total return will provide a more equal portion of total return in the future. Historically, income provided 43% of the total return component from 1929 to 2006. During the 1980s and 1990s, the income component provided only 29% and 16% of the total return component, respectively. Thus, the Advisor believes that the income component of total return will revert to the historical mean of 43% of the total return component. A strategy borne of current income may provide better risk adjusted returns due to the income component being a larger determinant of total return.1

1 Source of data for this paragraph is Ibbotson Associates and Bloomberg.

The Advisor believes that many foreign equity markets have exhibited properties similar to those described for the U.S. equity market above with respect to the income component of total return. Although the supporting data for international markets as represented by the Morgan Stanley Capital International Europe, Australasia, and Far East Index (the "MSCI EAFE Index®"), a benchmark that measures international equity performance, does not provide as much history as the S&P 500®, the trend of income return becoming a more dominant component of total return is similar in direction. During the time period measured from the end of 1969 to 2006, returns from the income component of total return have tended to be, over the long-term, more stable than returns from capital appreciation. As an example, while returns from the income component of the securities comprising the MSCI EAFE Index® since the end of 1969 have varied from 1% to 4.2%, annual returns from capital appreciation have varied from -25.6% to 66.8%. In addition, the past two decades of the 1980s and 1990s, the income component represented only 11% and 24% of the total return component, respectively. The Advisor believes the following decade of the 2000s has begun a trend similar to the United States whereby the average annual return from income has been 46% of the total return component of the MSCI EAFE Index® from 2000 through 2006. Similar to returns in the United States, the Advisor believes a strategy of seeking current and sustainable income will provide better risk adjusted returns due to the income component being a larger determinant of total return.2

Source: Ibbotson Associates, Bloomberg and Delaware Investments

2 Source of data for this paragraph is MSCI/Barra, FactSet, Delaware Investments, December 31, 2006.

Source: Ibbotson Associates, Bloomberg, MSCI/Barra, FactSet and Delaware Investments, December 31, 2006

Multi-Asset Classes

The Fund will primarily invest in the following asset classes to attempt to achieve broad diversification of income and capital appreciation within its portfolio. It may not, however, be invested in all these asset classes at any given time.

U.S. Equities. The Advisor researches individual companies and analyzes economic and market conditions, seeking to identify the securities that the Advisor believes are the best investments for the Fund. The Advisor takes a disciplined approach to investing, combining investment strategies and risk management techniques that the Advisor believes can help shareholders meet their goals. The Fund invests primarily in securities of large-capitalization companies that the Advisor believes have long-term capital appreciation potential. The Advisor follows a value-oriented investment philosophy in selecting stocks for the Fund using a research-intensive approach that considers factors such as:

•  a security price that reflects a market valuation that is judged to be below the estimated present or future value of the company;

•  favorable earnings growth prospects;

•  expected above-average return on equity and dividend yield;

•  the financial condition of the issuer; and

•  various qualitative factors.

The Advisor may sell a security if the Advisor no longer believes the security will contribute to meeting the investment objectives of the Fund. In considering whether to sell a security, the Advisor may evaluate, among other things, the conditions of the U.S. economy, the condition of foreign economies, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry sector.

Securities Issued by Real Estate Companies. The Fund may invest in securities that represent a variety of different sectors in the real estate industry, including REITs and REOCs. The Advisor researches individual companies and analyzes economic and market conditions, seeking to identify the securities or market sectors that the Advisor believes are the best global real estate investments for the Fund. The Advisor takes a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals. The Advisor strives to achieve maximum long-term total return through a combination of current income and capital appreciation. The Fund will invest among companies in various regions and countries throughout the world, including the United States and developed, developing, and emerging market non-U.S. countries. The Fund's global real estate investments may at times have a significant investment in real estate companies, including REITs, REIT-equivalents, and REOCs, organized or located within or outside the United States. See "Portfolio of Investments—Global Real Estate Investment Trusts" and "Portfolio of Investments—Global Real Estate Industry Operating Companies." Under certain market conditions, the Fund may shift more of its investments to U.S. real estate companies. The Fund may invest in securities issued in any currency and may hold foreign currency.

The Advisor's global real estate investment strategy is based on both a top-down and a bottom-up assessment of countries and specific markets. From a top-down perspective, the Advisor considers each region's economy, including current economic conditions, interest rates, job growth, and capital flows. The Advisor's bottom-up analysis is based on a relative valuation methodology that is focused on both real estate valuations and security-level research with disciplined portfolio management. Real estate factors that are important to the Advisor's analysis would be supply/demand, vacancy rates, and rental growth in a particular market. This market-by-market research is coupled with an overview of a company's financial statements, cash flow, dividend growth rates, and management strategy. In addition, the Advisor considers selling a security based generally on the following disciplines: a security reaching the Advisor's targeted price ranges; relative pricing of a security versus other investment opportunities; or a negative change in how the Advisor views a security's fundamentals.

International Equities. The Advisor's investment strategy in international equities seeks long-term growth without undue risk to principal. The Fund invests primarily in equity securities, including common or ordinary stocks, which provide the potential for capital appreciation. The Advisor's strategy would commonly be described as a value strategy. That is, the Advisor strives to purchase stocks that the Advisor believes have a greater value than the price at which the stock is purchased.

In selecting foreign stocks, the Advisor's philosophy is based on the concept that adversity creates opportunity and that transitory problems can be overcome by well-managed companies. The Advisor uses an approach that combines quantitative, valuation-based screening at the early stages followed by comprehensive company and industry specific research. The philosophy and process are based on the concept that valuation screens serve solely as a starting point in the creation of a portfolio of undervalued stocks because accounting measures only approximate the intrinsic value of any company. The investment universe segmentation prioritizes research and the Advisor's bottom-up contrarian investment style seeks to identify mispriced securities.

The Fund may purchase securities in any foreign country, developed or emerging markets; however, the Advisor currently anticipates investing in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Korea, Mexico, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, Taiwan, and the United Kingdom. While this is a representative list, the Fund may also invest in countries not listed here.

The Fund's portfolio management team generally maintains a long-term focus in the Fund, seeking companies that it believes will perform well over the next three to five years.

Emerging Market Equities. The Advisor's emerging markets strategy seeks long-term capital appreciation and the Fund may invest in a broad range of emerging market equity securities, including common or ordinary stocks. The Advisor's primary emphasis will be on the stocks of companies considered to be from an emerging market country.

The Advisor considers an "emerging market country" to be any country that is:

•  generally recognized to be an emerging or developing country by the international financial community, including the World Bank and the International Finance Corporation;

•  classified by the United Nations as developing; or

•  included in the International Finance Corporation Free Index or the Morgan Stanley Capital International Emerging Markets Index.

Developing or emerging countries include almost every nation in the world except the United States, Canada, Japan, Australia, New Zealand, and most nations located in Western and Northern Europe. A representative list of the countries where the Fund's portfolio manager may invest includes: Argentina, Brazil, Chile, China, Croatia, Czech Republic, Egypt, Estonia, Hungary, India, Indonesia, Israel, Malaysia, Mexico, Panama, Poland, Republic of Korea, Russia, South Africa, Taiwan, and Thailand. The Fund may invest in other countries, particularly as markets in other emerging countries develop.

In deciding whether a company is from an emerging market country, the Advisor will evaluate publicly available information and question individual companies to determine if the company meets one of the following criteria:

•  the principal trading market for the company's securities is in a country that is emerging;

•  the company is organized under the laws of an emerging market country and has a principal office in an emerging market country; or

•  the company derives a majority of its income from operations in emerging market countries, even though the company's securities are traded in an established market or in a combination of emerging and established markets.

Convertible Securities. The Fund may invest without limit in convertible securities, which are another category of income generating equity securities. These securities may be of any credit quality, including those rated below investment grade by a nationally recognized statistical rating organization ("NRSRO") or those that are unrated but deemed equivalent to non-investment grade. The Fund principally invests in convertible securities that offer favorable upside participation and downside protection relative to the underlying equity security that it is linked to. The Advisor primarily utilizes convertible securities to invest in sectors or industries of the market which the Advisor believes represent attractive investment opportunities but do not offer attractive yields or diversification through traditional equity or debt securities. The convertible structure enables the Advisor to gain this exposure while still realizing income returns and minimizing volatility.

U.S. Investment Grade Fixed Income. In managing the Fund's assets allocated to the investment-grade sector, the Fund will invest principally in debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and by U.S. corporations. The corporate debt obligations in which the Fund may invest include bonds, notes, debentures, and commercial paper of U.S. companies. The U.S. Government securities in which the Fund may invest include a variety of securities that are issued or guaranteed as to the payment of principal and interest by the U.S. Government, and by various agencies or instrumentalities which have been established or sponsored by the U.S. Government. The investment-grade sector of the Fund's assets may also be invested in mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities or by government sponsored corporations. Other mortgage-backed securities in which the Fund may invest are issued by certain private, non-government entities. Subject to quality limitations, the Fund may also invest in securities which are backed by assets such as receivables on home equity and credit card loans, automobile, mobile home, recreational vehicle and other loans, wholesale dealer floor plans, and leases.

Securities purchased by the Fund within this sector will be rated in one of the four highest rating categories by an NRSRO, such as those rated AAA, AA, A, and BBB by the Standard & Poor's Ratings Group ("S&P") or

Fitch, Inc. ("Fitch") or Aaa, Aa, A, and Baa by Moody's Investors Service, Inc. ("Moody's"), or will be unrated securities that the Advisor determines are of comparable quality.

U.S. High Yield Fixed Income. The Fund will invest its assets that are allocated to the domestic high yield sector primarily in those securities having a liberal and consistent yield and those tending to reduce the risk of market fluctuations. The Fund may invest in domestic corporate debt obligations, including notes, which may be convertible or non-convertible, commercial paper, units consisting of bonds with stock or warrants to buy stock attached, debentures, convertible debentures, zero coupon bonds, and pay-in-kind securities ("PIKs").

The Fund will invest in both rated and unrated bonds. The rated bonds that the Fund may purchase in this sector will generally be rated BB or lower by S&P or Fitch, Ba or lower by Moody's, or similarly rated by another NRSRO. Unrated bonds may be more speculative in nature than rated bonds.

International Developed Markets Fixed Income. The international developed markets fixed income sector invests primarily in fixed income securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in international developed markets. These fixed income securities may include foreign government securities, debt obligations of foreign companies, and securities issued by supranational entities. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the International Bank for Reconstruction and Development (more commonly known as the "World Bank"), the European Economic Community, the European Investment Bank, the Inter-Development Bank, and the Asian Development Bank. The international developed markets sector will be subject to certain risks, including, but not limited to, the risk that securities within this sector may be adversely affected by political instability, changes in currency exchange rates, foreign economic conditions, or inadequate regulatory and accounting standards.

Emerging Markets Fixed Income. The Fund may purchase securities of issuers in any foreign country, developed and underdeveloped. These investments may include direct obligations of issuers located in emerging markets countries. Fixed income securities in the emerging markets fixed income sector may include foreign government securities, debt obligations of foreign companies, and securities issued by supranational entities. In addition to the risks associated with investing in all foreign securities, emerging-markets debt is subject to specific risks, particularly those that result from emerging markets generally being less stable, politically and economically, than developed markets. There is substantially less publicly available information about issuers in emerging markets than there is about issuers in developed markets, and the information that is available tends to be of a lesser quality. Also, emerging markets are typically less mature, less liquid, and subject to greater price volatility than are developed markets.

Enhanced Income Strategies

The Advisor will use a combination of dividend capture trading, option overwriting, realization of gains on the sale of securities, dividend growth and currency forwards to enhance the sustainability of the income stream. The percentage of the Fund's assets invested in these strategies will vary from time to time based on the Advisor's assessment of economic and market conditions and the potential for income.

Dividend Capture. The Fund's dividend capture strategy seeks to maximize the level of dividend income that the Fund receives by engaging in dividend capture trading and by identifying special dividend situations. In a dividend capture trade, the Fund sells a stock on or shortly after the stock's ex-dividend date and uses the sale proceeds to purchase one or more other stocks that are expected to pay dividends before the next dividend payment on the stock being sold. Through this rotation practice, the Fund may receive more dividend payments over a given period of time than if it held a single stock. Receipt of a greater number of dividend payments during a given time period could augment the total amount of dividend income the Fund receives over this period. For example, during the course of a single year it may be possible through dividend capture trading for the Fund to receive five or more dividend payments with respect to Fund assets attributable to dividend capture trading where it may only have received four quarterly payments in a hold only strategy. Special dividend situations may include those where companies decide to return large cash balances to shareholders as one-time dividend payments, for instance due to a restructuring or recent strong operating performance. Other special dividends may arise in a variety of situations. See "Risks—Dividend Strategy Risks."

Option Overwriting. The Fund may seek to increase its income or may hedge a portion of its portfolio investments through writing (i.e., selling) covered call and put options; however, the Fund will primarily use covered calls in its option overwriting strategy. The Fund will receive a premium when it writes call and put options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. The Fund may purchase and write options on securities that are listed on national securities exchanges or are traded over the counter, although it expects, under normal circumstances, to effect such transactions on national securities exchanges. See "The Fund's Investments—Investment Techniques—Options on Securities."

Realization of Gains on the Sale of Securities and Dividend Growth. The Fund anticipates utilizing both short-term and, to the extent permitted by applicable law, long-term capital gains as part of its periodic distributions to shareholders. The Fund realizes a capital gain when it sells a portfolio security at a price higher than its original cost. Only the excess of net realized capital gains over prior year capital loss carryovers, if any, are available for distribution. Over time the Advisor believes that portions of the Fund's securities should appreciate in value, and consequently, the Fund will be able to realize gains on these securities. The Fund will attempt to realize such gains in certain situations to attempt to help keep distributions as consistent and sustainable as possible without disrupting the underlying investment philosophy of the Advisor. If, however, the Fund realizes capital losses in a year after making a capital gains distribution, the capital gains distribution may later be recharacterized as a return of capital. See "Distributions."

The Fund's dividend growth strategy seeks to identify issuers that have solid earnings growth and strong balance sheets, coupled with a corporate philosophy that supports consistent and above average dividend growth. The Fund believes that companies that provide above average dividend growth will realize superior long-term total returns for shareholders with below average volatility.

Currency Forwards. The Fund may enter into forward foreign currency contracts in order to generate additional income by capturing interest rate differentials between specific currencies. The Fund may also enter into forward foreign currency exchange contracts in order to protect against possible losses on foreign investments resulting from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has a deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the price at which they are buying and selling various currencies. However, forward foreign currency exchange contracts may limit potential gains which could result from a positive change in such currency relationships.

At the consummation of a forward contract, the Fund may either make delivery of the foreign currency or terminate their contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating them to purchase, at the same maturity date, the same amount of such foreign currency. If the Fund chooses to make delivery of the foreign currency, they may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, the Fund will incur a gain or loss to the extent that there has been a change in forward contract prices.

It should be realized that this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. Generally, the Fund will not enter into a forward foreign currency exchange contract with a term longer than one year.

Portfolio of Investments

Common Stocks. The Fund will invest in common stocks. Common stocks represent an ownership interest in an issuer. While offering greater potential for long-term growth, common stocks are more volatile and more risky than some other forms of investment. Common stock prices fluctuate for many reasons, including adverse events, such as an unfavorable earnings report, changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.

Preferred Stocks. Preferred stock, like common stock, represents an equity ownership in an issuer. Generally, preferred stock has a priority of claim over common stock in dividend payments and upon liquidation of the issuer. Unlike common stock, preferred stock does not usually have voting rights. Preferred stock in some instances is convertible into common stock. Although they are equity securities, preferred stocks have characteristics of both debt and common stock. Like debt, their promised income is contractually fixed. Like common stock, they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Other equity characteristics are their subordinated position in an issuer's capital structure and that their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Distributions on preferred stock must be declared by the board of trustees and may be subject to deferral, and thus they may not be automatically payable. Income payments on preferred stocks may be cumulative, causing dividends and distributions to accrue even if not declared by the board or otherwise made payable, or they may be non-cumulative, so that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. The Fund may invest in non-cumulative preferred stock, although the Advisor would consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities.

Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market values of preferred stock may be affected by favorable and unfavorable changes impacting the issuers' industries or sectors, including companies in the utilities and financial services sectors, which are prominent issuers of preferred stock. They may also be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates, and in the dividends received deduction for corporate taxpayers or the characterization of dividends as tax-advantaged as described herein.

Because the claim on an issuer's earnings represented by preferred stock may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, the Fund's holdings of higher dividend paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.

Foreign Securities. Under normal circumstances, the Fund intends to, although it is not required to, invest a significant portion of its assets in securities of issuers located in any foreign country (in addition to the United States), including emerging markets. The Fund will invest in foreign securities, including direct investments in securities of foreign issuers and investments in depository receipts (such as American, European and Global Depository Receipts ("ADR," "GDRs," and "EDRs," respectively)) that represent indirect interests in securities of foreign issuers. The Fund is not limited in the amount of assets it may invest in such foreign securities. These investments involve risks not associated with investments in the United States, including the risk of fluctuations in foreign currency exchange rates, unreliable and untimely information about the issuers and political and economic instability. These risks could result in the Advisor's misjudging the value of certain securities or in a significant loss in the value of those securities.

The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad), relations between nations and trading, settlement, custodial, and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. As an alternative to holding foreign-traded securities, the Fund may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depository receipts and exchange-traded funds ("ETFs")).

Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.

The Fund may purchase ADRs, EDRs, and GDRs, which are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. However, such depository receipts continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks associated with the underlying issuer's country. ADRs, EDRs, and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid. Less information is normally available on unsponsored receipts.

The risks of foreign investments described above apply to an even greater extent on investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the United States and developed foreign markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets and enforcement of existing regulations has been extremely limited. Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. The economies of these countries also have been and may continue to be adversely affected by economic conditions in the countries in which they trade. The economies of countries with emerging markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities. In addition, custodial services and other costs relating to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce the Fund's income from such securities.

In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the Fund's investments in those countries. In addition, there is a heightened possibility of expropriation or confiscatory taxation, imposition of withholding taxes on interest payments, or other similar developments that could affect investments in those countries. There can be no assurance that adverse political changes will not cause the Fund to suffer a loss of any or all of its foreign investments.

Global Real Estate Investment Trusts. The Fund may invest in REITs and REIT-equivalents located in any country (including the United States and emerging market countries). REITs are financial vehicles that pool investors' capital to purchase or finance real estate. The market value of REIT shares and the ability of REITs to distribute income may be adversely affected by numerous factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increasing competition and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws, and other factors beyond the control of the issuers. In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends than most other operating companies, to the extent application of the Fund's investment strategy results in the Fund investing in REIT shares, the percentage of the Fund's dividend income received from REIT shares will likely exceed the percentage of the Fund's portfolio that is comprised of REIT shares.

Global Real Estate Industry Operating Companies. The Fund may invest in REOCs located in any country (including the United States and emerging market countries). The Advisor considers a REOC to be a company that derives at least 50% of its gross revenues or net profits from: (1) ownership, development, construction, financing, management, or sale of commercial, industrial, or residential real estate; or (2) products or services related to the real estate industry, such as building supplies or mortgage servicing.

Exchange-Traded Funds. The Fund may invest in ETFs, which are investment companies that aim to track or replicate a desired index, such as a sector, market, or global segment. ETFs are passively managed and their shares are traded on a national exchange or The NASDAQ Stock Market ("NASDAQ"). ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as "creation units." The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF's investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF's expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund's own operations.

Closed-End Investment Companies. The Fund may invest in closed-end investment companies that invest in the same types of securities in which the Fund may invest. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by the investment companies in which it invests in addition to the management fee paid by the Fund. The value of closed-end investment company securities, which are usually traded on an exchange, is affected by the demand for the securities of the closed-end fund, independent of the demand for the underlying portfolio assets, and, accordingly, such securities can trade at a discount from their net asset values.

Convertible Securities. The Fund may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies.

The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the Advisor, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objectives. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the Advisor evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Advisor considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

Securities Lending. The Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other securities transactions.

It is the understanding of the Advisor that the staff of the Securities and Exchange Commission permits portfolio lending by registered investment companies if certain conditions are met. These conditions are as follows: 1) the Fund will receive collateral consisting generally of cash, short-term U.S. Government securities, or irrevocable letters of credit payable by banks acceptable to a Fund from the borrower, which will be maintained by marking to market daily in an amount equal to at least (a) 102% of the current market value of the loaned securities with respect to U.S. securities and (b) 105% of the current market value of the loaned securities with respect to foreign securities; 2) this collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund; 3) the Fund must be able to terminate the loan after notice, at any time; 4) the Fund must receive reasonable interest on any loan, and any dividends, interest, or other distributions on the lent securities, and any increase in the market value of such securities; 5) the Fund may pay reasonable custodian fees in connection with the loan; and 6) the voting rights on the lent securities may pass to the borrower; however, under certain circumstances the Fund must attempt to enter into an arrangement to exercise voting rights on the loaned securities.

The major risk to which the Fund would be exposed on a loan transaction is the risk that a borrower would go bankrupt at a time when the value of the security goes up. Therefore, the Fund will only enter into loan arrangements after a review of all pertinent facts by the Advisor, under the supervision of the Board of Trustees, including the creditworthiness of the borrowing broker, dealer, or institution and then only if the consideration to be received from such loans would justify the risk. Credit-worthiness will be monitored on an ongoing basis by the Advisor.

Corporate Bonds, Government Debt Securities, and Other Debt Securities. The Fund may invest in corporate bonds, debentures, and other debt securities. Debt securities in which the Fund may invest may pay fixed or variable rates of interest. Bonds and other debt securities generally are issued by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt securities are "perpetual" in that they have no maturity date.

The Fund will invest in government debt securities, including those of emerging market issuers or of other non-U.S. issuers. These securities may be U.S. dollar-denominated or non-U.S. dollar-denominated and include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities; and (b) debt obligations of supranational entities. Government debt securities include: debt securities issued or guaranteed by governments, government agencies or instrumentalities and political subdivisions; debt securities issued by government owed, controlled or sponsored entities; interests in entities organized and operated for the purpose of restructuring the investment characteristics issued by the above-noted issuers; or debt securities issued by supranational entities such as the World Bank or the European Union. The Fund may also invest in securities denominated in currencies of emerging market countries. Emerging market debt securities generally are rated in the lower rating categories of recognized credit rating agencies or are unrated and considered to be of comparable quality to lower rated debt securities. A non-U.S. issuer of debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited resources in the event of a default. Some of these risks do not apply to issuers in large, more developed countries. These risks are more pronounced in investments in issuers in emerging markets or if the Fund invests significantly in one country.

The Fund will invest in debt securities rated below investment grade (i.e., securities rated lower than Baa by Moody's or lower than BBB by S&P), or their equivalent as determined by the Advisor. These securities are commonly referred to as "junk bonds." The foregoing credit quality policy applies only at the time a security is purchased, and the Fund is not required to dispose of securities already owned by the Fund in the event of a change in assessment of credit quality or the removal of a rating.

Other debt securities in which the Fund may invest include bank loans (rated below investment grade). The bank loans are generally the senior obligation in the capital structure of an issuer and come with covenants (for example: financial tests such as Debt/EBITDA (earnings before interest, taxes, depreciation and amortization) and interest coverage ratios) protecting the lender as well as a lien or pledge of assets. They are usually floating rate obligations which pay a coupon at a spread above the London Interbank Offered Rate (LIBOR). The term loan comes with a final maturity of around six to seven years and typically has low price volatility around par ($100) since the issuer has the option to refinance at anytime at par, in whole or in part. Generally, final maturity is not ever attained since a loan is usually refinanced as market conditions, ownership, or the credit profile of the company changes.

The bank loans are widely utilized by institutions as short term liquid financing such as revolvers and long-term in the form of term loans. Lending arrangements are typically established by lenders which then syndicate their risk to other institutions such as money managers, insurance companies, hedge funds, etc. Bank loans are typically secured by the most valuable and liquid assets of the company. In the event of a default, lenders have a claim to the primary assets of the company, but in all likelihood under worst case scenarios, have the leverage to force a favorable restructuring. Bank loans normally include a series of standard covenants that restrict the borrower's ability to assume additional debt beyond certain limits as well as operate to meet minimum interest coverage and asset disposition. Other examples of commonly included covenants are: minimum EBITDA maintenance, minimum interest coverage maintenance, limited total leverage, waterfall of distribution of proceeds, etc.

Illiquid Securities. Illiquid securities include securities that have legal or contractual restrictions on resale, securities that are not readily marketable, and repurchase agreements maturing in more than seven days. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired or at prices approximating the value at which the Fund is carrying the securities. The Fund may invest up to 10% of the value of its net assets in illiquid securities.

Rule 144A Securities. The Fund may invest in restricted securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"). Generally, Rule 144A establishes a safe harbor from the registration requirements of the 1933 Act for resale by large institutional investors of securities that are not publicly traded. The Advisor determines the liquidity of the Rule 144A securities according to guidelines adopted by the Board of Trustees. The Board of Trustees monitors the application of those guidelines and procedures. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund's 10% limit on investments in illiquid securities.

Other Investments. The Fund may use a variety of other investment instruments in pursuing its investment programs. The investments of the Fund may include fixed income securities, sovereign debt, options on foreign currencies, and forward foreign currency contracts.

Investment Techniques

The Fund may, but is under no obligation to, from time to time employ a variety of investment techniques, including those described below, to hedge against fluctuations in the price of portfolio securities, to enhance total return or to provide a substitute for the purchase or sale of securities. Some of these techniques, such as purchases of put and call options, options on stock indices and stock index futures and entry into certain credit derivative transactions, may be used as hedges against or substitutes for investments in equity securities. Other techniques such as the purchase of interest rate futures and entry into transactions involving interest rate swaps, options on interest rate swaps, and certain credit derivatives are hedges against or substitutes for investments in debt securities. The Fund's ability to utilize any of the techniques described below may be limited by restrictions imposed on its operations in connection with obtaining and maintaining its qualification as a regulated investment company under the Code. Additionally, other factors (such as cost) may make it impractical or undesirable to use any of these investment techniques from time to time.

Options on Securities. In order to hedge against adverse market shifts, the Fund may purchase put and call options on securities. The Fund will also, in certain situations, augment its investment positions by purchasing call options, both on specific equity securities, as well as securities representing exposure to equity sectors or indices and fixed income indices. In addition, the Fund may seek to increase its income or may hedge a portion of its portfolio investments through writing (i.e., selling) covered put and call options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying security or its equivalent covered by the option or its equivalent from the writer of the option at the stated exercise price.

Under interpretations of the Securities and Exchange Commission currently in effect, which may change from time to time, a "covered" call option means that so long as the Fund is obligated as the writer of the option, it will own (1) the underlying instruments subject to the option, (2) instruments convertible or exchangeable into the instruments subject to the option, or (3) a call option on the relevant instruments with an exercise price no higher than the exercise price on the call option written. Similarly, the Securities and Exchange Commission currently requires that, to "cover" or support its obligation to purchase the underlying instruments if a put option is written by the Fund, the Fund must (1) segregate liquid securities on the books of the Fund or its custodian having a value at least equal to the exercise price of the underlying securities, (2) continue to own an equivalent number of puts of the same "series" (that is, puts on the same underlying security having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same "class" (that is, puts on the same underlying security) with exercise prices greater than those it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account), or (3) sell short the securities underlying the put option at the same or a higher price than the exercise price on the put option written.

The Fund will receive a premium when it writes put and call options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as the writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the security's market value at the time of the option exercise over the Fund's acquisition cost of the security, less the sum of the premium received for writing the option and the difference, if any, between the call price paid to the Fund and the Fund's acquisition cost of the security. Thus, in some periods the Fund might receive less total return and in other periods greater total return from its hedged positions than it would have received from leaving its underlying securities unhedged.

The Fund may purchase and write options on securities that are listed on national securities exchanges or are traded over the counter, although it expects, under normal circumstances, to effect such transactions on national securities exchanges.

As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the securities underlying the option, in each case at their exercise price at any time prior to the option's expiration date. The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing sale transactions. In entering into a closing sale transaction, the Fund would sell an option of the same series as the one it has purchased. The ability of the Fund to enter into a closing sale transaction with respect to options purchased and to enter into a closing purchase transaction with respect to options sold depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires. The Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

In purchasing a put option, the Fund will seek to benefit from a decline in the market price of the underlying security, while in purchasing a call option, the Fund will seek to benefit from an increase in the market price of the underlying security. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the option will expire worthless. For the purchase of an option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs. Because option premiums paid by the Fund are small in relation to the market value of the instruments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause the Fund's net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

Options on Stock Indices. The Fund may purchase put and call options on domestic stock indices to hedge against risks of market-wide price movements affecting its assets. The Fund will also, in certain situations, augment its investment positions by purchasing call options, both on specific equity securities, as well as securities representing exposure to equity sectors or indices and fixed income indices. In addition, the Fund may write covered put and call options on stock indices. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index. Options on stock indices are similar to options on securities. Because no underlying security can be delivered, however, the option represents the holder's right to obtain from the writer, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. The advisability of using stock index options to hedge against the risk of market-wide movements will depend on the extent of diversification of the Fund's investments and the sensitivity of its investments to factors influencing the underlying index. The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the Fund's securities investments correlate with price movements in the stock index selected. In addition, successful use by the Fund of options on stock indices will be subject to the ability of the Advisor to predict correctly changes in the relationship of the underlying index to the Fund's portfolio holdings. No assurance can be given that the Advisor's judgment in this respect will be correct.

Duration. Most debt obligations provide interest (coupon) payments in addition to a final (par) payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security's term-to-maturity has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.

Duration is a measure of the expected life of a fixed income security that was developed as a more precise alternative to the concept of term-to-maturity. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Advisor in the selection of fixed income securities. Duration is a measure of the expected life of a fixed income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security. With respect to certain fixed income investments, the Fund will employ a bottom-up, effective duration neutral investment style, using in-depth fundamental research in the investment process. The duration of such fixed income investments will generally be consistent with the duration of the benchmark for such fixed income investments.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Advisor will use sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

Portfolio Turnover. The Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Advisor, investment considerations warrant such action. The Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover. These policies, together with the ability of the Fund to engage in transactions in options and futures, may have the effect of increasing the Fund's annual rate of portfolio turnover. A turnover rate of 100% would occur if, for example, the Fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. A high turnover rate (100% or more) necessarily involves greater trading costs to the Fund and may result in the realization of net short term capital gains.

Foreign Currency Transactions. The Fund may engage in foreign currency exchange transactions in connection with its investments in foreign securities. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

Foreign Currency Options. The Fund may purchase and write options on foreign currencies to protect against declines in the U.S. dollar value of foreign securities or in the U.S. dollar value of dividends or interest expected to be received on these securities. These transactions may also be used to protect against increases in the U.S. dollar cost of foreign securities to be acquired by the Fund. Writing an option on foreign currency is only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses.

A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put option has the right, but not the obligation, to sell the currency. When the option is exercised, the seller (i.e., writer) of the option is obligated to fulfill the terms of the sold option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time prior to expiration.

A call option on a foreign currency generally rises in value if the underlying currency appreciates in value, and a put option on a foreign currency generally rises in value if the underlying currency depreciates in value. Although purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, the option will not limit the movement in the value of such currency. For example, if the Fund was holding securities denominated in a foreign currency that was appreciating and had purchased a foreign currency put to hedge against a decline in the value of the currency, the Fund would not have to exercise its put option. Likewise, if the Fund were to enter into a contract to purchase a security denominated in foreign currency and, in conjunction with that purchase, were to purchase a foreign currency call option to hedge against a rise in value of the currency, and if the value of the currency instead depreciated between the date of purchase and the settlement date, the Fund would not have to exercise its call. Instead, the Fund could acquire in the spot market the amount of foreign currency needed for settlement.

Foreign Currency Futures Transactions. By using foreign currency futures contracts and options on such contracts, the Fund may be able to achieve many of the same objectives as they would through the use of forward foreign currency exchange contracts. The Fund may be able to achieve these objectives possibly more effectively and at a lower cost by using futures transactions instead of forward foreign currency exchange contracts.

A foreign currency futures contract sale creates an obligation by the Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A currency futures contract purchase creates an obligation by the Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of currency futures contracts is affected by entering into an offsetting purchase or sale transaction. An offsetting transaction for a currency futures contract sale is effected by the Fund entering into a currency futures contract purchase for the same aggregate amount of currency and same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and realizes a loss. Similarly, the closing out of a currency futures contract purchase is affected by the Fund entering into a currency futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss.

Defensive Positions. During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its assets in cash or cash equivalents. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. government obligations. The Fund will not be pursuing its investment objectives in these circumstances.

Leverage. The Fund may use leverage through the issuance of preferred shares, commercial paper, borrowings, or a combination thereof (referred to as "Leverage"). The Fund reserves the right, if the Advisor believes that market conditions are appropriate, to use Leverage to the extent permitted by the 1940 Act requirements. Currently, under the 1940 Act, the Fund may borrow money up to 33 1/3% of its total assets (including the amount obtained from Leverage) or may issue shares of preferred stock in amounts up to 50% of the value of its total assets (including the amount obtained from Leverage) to finance additional investments. The Advisor may Leverage the Fund only when it believes that the potential return on additional investments acquired with the proceeds of Leverage is likely to exceed the costs incurred in connection with the borrowings. The terms of any preferred shares, including their dividend rate, voting rights, liquidation preference, and redemption provisions, and the terms of borrowings, commercial paper, or any other leverage will be determined by the Board of Trustees (subject to applicable law and the Fund's Declaration of Trust) if and when it authorizes the use of leverage.

If the Fund utilizes Leverage, the Fund's expenses would be higher than if Leverage were not utilized. Also, the fees paid to the Advisor and the Administrator will be higher than if the Fund did not use Leverage because the fees paid will be calculated on the basis of the Fund's net assets, including proceeds from the issuance of Leverage. The increase in Fund expenses as a result of Leverage may be significant. In addition, the net asset value of the Fund's common shares would be reduced by the issuance costs of any Leverage. See "Risks—Leverage Risk."

Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after the issuance, the value of the Fund's assets is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation preference may not exceed 50% of the Fund's assets less liabilities other than borrowings). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Shares unless, at the time of such declaration, the value of the Fund's total assets less liabilities other than borrowings is at least 200% of such liquidation value. If Fund preferred shares are issued, the Fund intends, to the extent possible, to purchase or redeem Fund preferred shares from time to time to the extent necessary in order to maintain coverage of any Fund preferred shares of at least 200%. Under the 1940 Act, if the Fund has preferred shares outstanding, at least two of the Fund's trustees will be elected by the holders of Fund preferred shares, voting separately as a class. In addition, under the 1940 Act, in the event the Fund failed to pay dividends on Fund preferred shares for two full years, Fund preferred stockholders would be entitled to elect a majority of the trustees of the Fund. The failure to pay dividends or make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Code, which could have a material adverse effect on the value of the shares.

Under the 1940 Act, the Fund generally is not permitted to borrow unless immediately after the borrowing, the value of the Fund's assets less liabilities other than the borrowings is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33 1/3% of the Fund's total assets, including the amount obtained from such borrowings). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its shares unless, at the time of such declaration, the value of the Fund's total assets, less liabilities other than the borrowings, is at least 300% of such principal amount. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and may entitle the debt holders to elect a majority of the board of trustees.

The Fund may be subject to certain restrictions imposed by either guidelines of one or more rating agencies which may issue ratings for borrowings or Fund preferred shares or, if the Fund borrows from a lender, by the lender. These restrictions may impose asset coverage or portfolio composition requirements that are more stringent than those currently imposed on the Fund by the 1940 Act. It is not anticipated that these restrictions will impede the Advisor from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies. In addition to other considerations, to the extent that the Fund believes that the guidelines required by the rating agencies would impede its ability to meet its investment objectives, or if the Fund is unable to obtain the expected rating on the borrowings, the Fund will not use borrowings.

The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions, which otherwise might require untimely dispositions of Fund securities. The Fund may use a variety of additional strategies that would be viewed as potentially adding leverage to the portfolio. These include the sale of credit default swap contracts and the use of other derivative instruments and reverse repurchase agreements. By adding additional leverage, these strategies have the potential to increase returns to shareholders, but also involve additional risks. Additional leverage will increase the volatility of the Fund's investment portfolio and could result in larger losses than if the strategies were not used. However, to the extent that the Fund enters into offsetting transactions or owns positions covering its obligations, the leveraging effect is expected to be minimized or eliminated. The Fund may also use leverage from specific international markets for the purpose of investing in the securities that the Fund intends to purchase in those respective markets.

Interest Rate Swaps. In order to reduce the interest rate risk related to interest payments in the event the Fund uses a form of borrowing to leverage the Fund, the Fund may enter into interest rate swap transactions. Interest rate swaps are used with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on Fund's net earnings as a result of leverage. Interest rate swaps involve an agreement with a swap counterparty to pay a fixed rate payment in exchange for a variable rate payment that is intended to approximate all or a portion of the Fund's variable rate interest payments on borrowings. The payment obligation would be based on the notional amount of the swap. Most swap agreements would require the calculation of the obligations of the parties to the agreements on a "net basis." Consequently, current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps is limited to the net amount of interest payments that a party is contractually obligated to make. If the other party to a swap defaults, the risk of loss consists of the net amount of payments that a non-defaulting party contractually is entitled to receive. Interest rate caps require the payment of a premium to the cap counterparty and would entitle such party, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive payment from the counterparty of the difference based on the notional amount. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the use of interest rate instruments could enhance or harm the overall performance of the Fund.

RISKS

An investment in the Fund's common shares is subject to risks. The value of the Fund's investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund's shares to increase or decrease. You could lose money by investing in the Fund. By itself, the Fund does not constitute a balanced investment program. You should consider carefully the following risks before investing in the Fund. There may be additional risks that the Fund does not currently foresee or consider material. You may wish to consult with your legal or tax advisors before deciding whether to invest in the Fund.

No Operating History

The Fund is a diversified closed-end management investment company with no history of operations and the common shares have no history of public trading. During the Fund's start-up period, the Fund may not achieve the desired portfolio composition. If the Fund commences operations under inopportune market or economic conditions, it may not be able to achieve its investment objectives.

Market Discount Risk

As with any stock, the price of the Fund's shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Net asset value will be reduced immediately following the initial offering by the amount of the sales load and offering expenses paid by the Fund. Common shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. The Fund's shares may trade at a price that is less than the initial offering price. This risk may be greater for investors who sell their shares in a relatively short period of time after completion of the initial offering. The Fund may utilize Leverage, which magnifies the stock market risk.

Investment and Market Risk

An investment in the Fund's common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in common shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The common shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Issuer Risk

The value of an issuer's securities that are held in the Fund's portfolio may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods and services.

Dividend Strategy Risks

The Fund's pursuit of its investment objectives depends somewhat upon the Advisor's ability to anticipate the dividend policies of the companies in which it chooses to invest. It is difficult to anticipate the level of dividends that companies will pay in any given timeframe. The Fund's dividend capture strategies include having the Advisor attempt to identify and exploit opportunities such as the announcement of major corporate actions, such as restructuring initiatives or a special dividend, that may lead to high current dividend income. These situations are typically not recurring in nature or frequency, may be difficult to predict, and may not result in an opportunity that allows the Advisor to fulfill the Fund's investment objectives. In addition, the dividend policies of the Fund's target companies are heavily influenced by the current economic climate and the favorable federal tax treatment afforded to dividends. Challenging economic conditions, affecting either the market as a whole or a specific investment in the Fund's portfolio, may limit the opportunity to benefit from the current dividend policies of the companies in which the Fund invests or may cause such companies to reduce or eliminate their dividends. Special dividends may result in extraordinary dividends subject to special tax rules. The use of dividend capture strategies will expose the Fund to increased trading costs and potential for capital loss or gain, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading, and resultant dividends may not be qualified dividends eligible to individuals for reduced federal income tax rates under the Code. Also, the reduced federal income tax rates that apply to qualified dividend income sunset and will not apply to taxable years beginning after December 31, 2010, unless extended or made permanent. This and other changes in the favorable provisions of the federal income tax laws may limit your ability to benefit from dividend increases or special dividends, may effect a widespread reduction in announced dividends and may adversely impact the valuation of the shares of dividend-paying companies. See "Tax Matters."

Risk of Option Overwriting

The Fund will receive a premium when it writes covered put and call options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. (See "The Fund's Investments—Investment Techniques—Options on Securities" for information on how options are "covered.") By writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as the writer of the option continues, but the Fund will continue to be exposed to any decline in market value of the underlying security. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the security's market value at the time of the option exercise over the Fund's acquisition cost of the security, less the sum of the premium received for writing the option and the difference, if any, between the call price paid to the Fund and the Fund's acquisition cost of the security. Thus, in some periods the Fund might receive less total return and in other periods greater total return from its option overwriting strategy.

Common Stock Risk

Common stocks are an example of equity securities in which the Fund will invest. Although common stocks have historically generated higher average returns than fixed income securities over the long term, common stocks also have experienced significantly more volatility in returns. Common stocks may be more susceptible to adverse changes in market value due to issuer specific events or general movements in the equities markets. A drop in the stock market may depress the price of common stocks held by the Fund. Common stock prices fluctuate for many reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events affecting issuers. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock in which the Fund has invested; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks held by the Fund. Also, common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. The common stocks in which the Fund will invest are structurally subordinated to preferred securities, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income and assets, and therefore will be subject to greater risk than the preferred securities or debt instruments of such issuers. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

Foreign Securities Risk

The Fund will have substantial exposure to foreign securities, including emerging market securities. The Fund's investments in securities of foreign issuers are subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies; foreign currency exchange controls; social, political and economic instability; differences in securities regulation and trading, differences in accounting, auditing and financial standards; expropriation or nationalization of assets; possible difficulties in transaction settlements; and foreign taxation issues. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of the Fund's securities. It may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments. The Fund has no other investment restrictions with respect to investing in foreign issuers. Dividends paid on foreign securities may not qualify for the reduced federal income tax rates applicable to individuals for qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund's distributions attributable to foreign securities will be designated as qualified dividend income. See "Tax Matters."

The Fund may invest in securities of issuers located in "emerging market countries." Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; lack of liquidity and greater price volatility due to the smaller size of the market for such securities and lower trading volume; political and social uncertainties; national policies that may restrict the Fund's investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; greater risks of expropriation, confiscatory taxation and nationalization; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; less reliable custodial services and settlement practices. Dividends paid by issuers in emerging market countries will generally not qualify for the reduced federal income tax rates applicable to individuals for qualified dividends under the Code. See "Tax Matters."

Small and Medium Cap Company Risk

Compared to investment companies that focus only on large capitalization companies, the Fund's share price may be more volatile because it also invests in small and medium capitalization companies. Compared to large companies, small and medium capitalization companies are more likely to have (i) more limited product lines or markets and less mature businesses, (ii) fewer capital resources, (iii) more limited management depth, and (iv) shorter operating histories. Further, compared to large cap stocks, the securities of small and medium capitalization companies are more likely to experience sharper swings in market values, be harder to sell at times and at prices that the Advisor believes appropriate, and offer greater potential for gains and losses.

Portfolio Turnover Risk

The techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover. The Fund cannot accurately predict its securities portfolio turnover rate, but anticipates that its annual portfolio turnover rate will likely exceed 100% under normal market conditions, although it could be materially higher under certain conditions. Higher portfolio turnover rates could result in corresponding increases in brokerage commissions, may generate short-term capital gains taxable as ordinary income and cause dividends received on portfolio securities to not be qualified dividends eligible to individuals for reduced federal income tax rates under the Code. See "Tax Matters."

Defensive Positions

During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its assets in cash or cash equivalents. The Fund would not be pursuing its investment objectives in these circumstances and could miss favorable market developments.

Management Risk

The Fund is subject to management risk because it is an actively managed portfolio. The Fund's successful pursuit of its investment objectives depends upon the Advisor's ability to find and exploit market inefficiencies with respect to undervalued securities and identify companies experiencing a change in dividend policy, including the announcement of restructuring initiatives or special dividends. Such situations occur infrequently and sporadically and may be difficult to predict, and may not result in a favorable pricing opportunity that allows the Advisor to fulfill the Fund's investment objectives. The Advisor's security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. If one or more key individuals leaves the employ of the Advisor, the Advisor may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Fund from achieving its investment objectives.

Leverage Risk

The use of Leverage by the Fund would create three major types of risks for shareholders:

•  the likelihood of greater volatility of net asset value and market price of common shares because changes in value of the Fund's portfolio (including changes in the value of any interest rate swap, if applicable) are borne entirely by the common shareholders;

•  the possibility either that share income will fall if the interest rate on any borrowings or the dividend rate on any preferred shares issued rises, or that share income and distributions will fluctuate because the interest rate on any borrowings or the dividend rate on any preferred shares issued varies; and

•  if the Fund leverages through issuing preferred shares or borrowings, the Fund may not be permitted to declare dividends or other distributions with respect to its common shares or purchase its capital stock, unless at the time thereof the Fund meets certain asset coverage requirements.

The Advisor in its best judgment nevertheless may determine to use Leverage if it deems such action to be appropriate in the circumstances. Successful use of Leverage may depend on the Advisor's ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed. In the event the Fund uses Leverage, the fees paid to the Advisor for investment advisory services and the Administrator for administrative services will be higher than if the Fund did not use Leverage because the fees paid will be calculated on the basis of the Fund's total assets, including proceeds from Leverage, which may create an incentive to Leverage the Fund.

If the Fund uses Leverage, changes in the value of the Fund's portfolio (including investments bought with amounts from Leverage) will be borne entirely by the shareholders. If there is a net decrease (or increase) in the value of the Fund's investment portfolio, the Leverage will decrease (or increase) the net asset value per share to a greater extent than if the Fund were not leveraged. The Fund will pay, and common shareholders will effectively bear, any costs and expenses related to any borrowings and to the issuance and ongoing maintenance of preferred shares or commercial paper.

Capital raised through Leverage will be subject to dividend or interest payments, which may exceed the income and appreciation on the assets purchased. The issuance of preferred shares or entering into a borrowing program involves expenses and other costs and may limit the Fund's freedom to pay dividends on common shares or to engage in other activities. The issuance of a class of preferred shares or the incurrence of borrowings creates an opportunity for greater return per common share, but at the same time such leveraging is a speculative technique in that it will increase the Fund's exposure to capital risk. Unless the income and appreciation, if any, on assets acquired with Leverage proceeds exceed the associated costs of such borrowings (and other Fund expenses), the use of Leverage will diminish the investment performance of the Fund's common shares compared with what it would have been without Leverage.

Real Estate Risk

Investments in securities issued by real estate companies (including REITs and REOCs and their equivalent in foreign countries) may subject the Fund to certain risks associated with direct ownership of real estate and with the real estate industry in general (although the Fund does not intend to own real estate directly). If the Fund holds real estate directly, as a result of defaults, or receives rental income from its real estate holdings, its tax status as a regulated investment company could be jeopardized. Investments in securities issued by real estate companies may also be affected by interest rate changes, particularly if the companies in which the Fund invests use floating rate debt to finance their ongoing operations. In addition, changes in interest rates may hurt real estate values or make REIT shares less attractive than other income producing investments.

Risks of investments in securities issued by real estate companies include:

•  possible declines in the value of real estate and real property values;

•  risks related to economic conditions;

•  possible shortage of mortgage funds;

•  overbuilding and extended vacancies;

•  increased competition;

•  changes in property taxes, operating expenses or zoning laws;

•  costs of environmental clean-up, or damages from natural disasters;

•  limitations or fluctuations in rent payments;

•  cash flow fluctuations; and

•  defaults by borrowers.

If the Fund invests in REITs or REOCs, such investments will also subject the Fund to various risks. Returns from REITs or REOCs, which typically are small or medium capitalization stocks, may trail returns from the overall stock market. Dividends paid by REITs will not generally qualify for the reduced federal income tax rates applicable to individuals for qualified dividends under the Code, and may result in "excess inclusion income" subject to special tax rules. REITs are also subject to the risk of failing to qualify for tax-free pass-through of income under the Code and/or failing to qualify for an exemption from registration as an investment company under the 1940 Act.

Investments in Undervalued Securities

A portion of the Fund's assets will be invested in securities, which, in the opinion of the Advisor, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

High Risk, High Yield Securities

Investing in so-called "high risk" or "high yield" securities ("junk bonds") entails certain risks, including the risk of loss of principal, which may be greater than the risks involved in investment-grade securities, and which should be considered by investors contemplating an investment in the Fund. Such securities are sometimes issued by companies whose earnings at the time of issuance are less than the projected debt service on the high yield securities.

Although the market for high yield securities has been in existence for many years, including periods of economic downturns, the high yield market grew rapidly during the long economic expansion which took place in the United States during the 1980s. During that economic expansion, the use of high yield debt securities to fund highly leveraged corporate acquisitions and restructurings increased dramatically. As a result, the high yield market grew substantially during that economic expansion. Although experts disagree on the impact recessionary periods have had and will have on the high yield market, some analysts believe a protracted economic downturn would severely disrupt the market for high yield securities, would adversely affect the value of outstanding bonds, and would adversely affect the ability of high yield issuers to repay principal and interest. Those analysts cite volatility experienced in the high yield market in the past as evidence for their position. It is likely that protracted periods of economic uncertainty would result in increased volatility in the market prices of high yield securities and an increase in the number of high yield bond defaults.

Special Risks Associated with Foreign Currency Options

Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally, as described below. In addition, there are certain additional risks associated with foreign currency options, including taxation risks. The markets in foreign currency options are relatively new, and the Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Fund will not purchase or write such options unless and until, in the opinion of the Advisor, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by most of the same factors that influence foreign exchange rates and investments generally.

The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. option markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

Risk Characteristics of Options and Futures

Options and futures transactions can be highly volatile investments. Successful hedging strategies require the anticipation of future movements in securities prices, interest rates and other economic factors. When a fund uses futures contracts and options as hedging devices, the prices of the securities subject to the futures contracts and options may not correlate with the prices of the securities in a portfolio. This may cause the futures and options to react to market changes differently than the portfolio securities. Even if expectations about the market and economic factors are correct, a hedge could be unsuccessful if changes in the value of the portfolio securities do not correspond to changes in the value of the futures contracts. The ability to establish and close out futures contracts and options on futures contracts positions depends on the availability of a secondary market. If these positions cannot be closed out due to disruptions in the market or lack of liquidity, losses may be sustained on the futures contract or option. Special tax rules apply to options and futures. In connection with its use of futures, the Fund is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" ("CPO") under the Commodity Exchange Act, as amended ("CEA"), and, therefore, who is not subject to registration or regulation as a CPO under the CEA.

Special Risks Associated with Foreign Currency Futures Contracts and Related Options

Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally, as described above. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies, as described above.

Options on foreign currency futures contracts may involve certain additional risks, including taxation risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the Fund will not purchase or write options on foreign currency futures contracts unless and until, in the opinion of the Advisor, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss of up to the amount of the premium paid for the option, such as when there is no movement in the price of the underlying currency or futures contract.

Preferred Securities Risk

In addition to credit risk, investment in preferred securities carries risks, including deferral risk, redemption risk, limited voting rights, risk of subordination, and lack of liquidity. Fully taxable or hybrid preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for up to 20 consecutive quarters. Traditional preferreds also contain provisions that allow an issuer, under certain conditions, to skip (in the case of "noncumulative preferreds") or defer (in the case of "cumulative preferreds") dividend payments. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving any distributions. Preferred securities typically contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred securities typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred securities may be substantially less liquid than many other securities, such as U.S. government securities, corporate debt or common stocks. Dividends paid on preferred securities may not qualify for the reduced federal income tax rates applicable to individuals for qualified dividends under the Code. See "Tax Matters."

Interest Rate Risk

Interest rate risk is the risk that preferred stocks paying fixed dividend rates and fixed-rate debt securities will decline in value because of changes in market interest rates. When interest rates rise, the market value of such securities generally will fall. The Fund's investment in preferred stocks and fixed-rate debt securities means that the net asset value and price of the common shares may decline if market interest rates rise. Interest rates are currently low relative to historic levels. During periods of declining interest rates, an issuer of preferred stock or fixed-rate debt securities may exercise its option to redeem securities prior to maturity, forcing the Fund to reinvest in lower yielding securities. This is known as call risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected payments. This may lock in a below market yield, increase the security's duration, and reduce the value of the security. This is known as extension risk. The value of the Fund's common stock investments may also be influenced by changes in interest rates.

Duration Risk

Duration is a measure of the expected life of a fixed income security that was developed as a more precise alternative to the concept of term-to-maturity. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. The duration of a fixed income security is a measure of the portfolio's sensitivity to changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities. As nominal interest rates rise, the value of fixed income securities held by the Fund is likely to decrease.

Convertible Securities Risk

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund's ability to achieve its investment objectives.

Illiquid Securities Risk

Restricted securities and other illiquid investments of the Fund involve the risk that the securities will not be able to be sold at the time desired by the Advisor or at prices approximating the value at which the Fund is carrying the securities. Where registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists and other illiquid investments are valued at fair value as determined in accordance with procedures approved and periodically reviewed by the Trustees of the Fund.

Inflation Risk

Inflation risk is the risk that the purchasing power of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions thereon can decline. In addition, during any periods of rising inflation, dividend rates of any preferred shares of the Fund would likely increase, which would tend to further reduce returns to common shareholders.

Securities Lending Risk

The Fund may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the Board of Trustees of the Fund. Securities lending is subject to the risk that loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund's performance. Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding.

The Fund's entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income. This replacement income generally will not be eligible to individuals for reduced federal income tax rates under the Code.

Market Disruption and Geopolitical Risk

The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the United States and around the world may result in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. economy and securities markets.

Anti-Takeover Provisions

The Fund's Agreement and Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund, convert the Fund to open-end status, or change the composition of its Board of Trustees. These provisions could deprive the holders of common shares of opportunities to sell their common shares at a premium over the then current market price of the common shares or at net asset value. See "Anti-Takeover Provisions in the Agreement and Declaration of Trust."

Tax Risks

The Fund's investment policies and trading strategies, including, but not limited to, dividend strategies, high portfolio turnover, short sales, securities lending, use of derivatives and investment in foreign securities, may result in a larger portion of its income being taxable at ordinary income tax rates than might otherwise be the case. In addition, the Fund may invest in complex securities that could be subject to numerous special and complex tax rules. These rules could accelerate the recognition of income by the Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions) and/or defer the Fund's ability to recognize a loss, and, in limited cases, subject the Fund to U.S. federal income tax on income. These rules could also affect whether gain or loss recognized by the Fund is treated as ordinary or capital, or as interest or dividend income. These rules could, therefore, affect the amount, timing or character of the income distributed to you by the Fund. See "Tax Matters."

Given the risks described above, an investment in the common shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Fund.

HOW THE FUND MANAGES RISK

Investment Limitations

The Fund has adopted certain investment limitations designed to limit investment risk. These limitations are fundamental and may not be changed without the approval of the holders of a majority of the outstanding common shares. Among other restrictions, the Fund will not invest more than 25% of its net assets in securities of issuers in any one industry. See "Investment Objectives and Policies" in the Statement of Additional Information for a complete list of the fundamental and non-fundamental investment policies of the Fund.

Strategic Transactions

The Fund may use various investment strategies designed to limit the risk of fluctuations in the Fund's investments and to preserve capital. These strategies include using swaps, financial futures contracts, options on financial futures, or options based on either an index of long-term securities or on equity securities whose prices, in the opinion of DMC, correlate with the prices of the Fund's investments.

MANAGEMENT OF THE FUND

Trustees and Officers

The Board of Trustees is responsible for the overall management of the Fund, including supervision of the duties performed by DMC. There are nine trustees of the Fund. A majority of the trustees are not "interested persons" (as defined in the 1940 Act) of the Fund. The name and business address of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.

Investment Advisor

Delaware Management Company ("DMC" or the "Advisor"), a series of Delaware Management Business Trust, acts as the Fund's investment advisor. DMC, located at 2005 Market Street, Philadelphia, Pennsylvania 19103, provides investment advisory services for registered investment companies. DMC is an indirect subsidiary of Lincoln National Corporation, a publicly traded corporation (NYSE-LNC). As of March 31, 2007, the assets under management of DMC and its affiliates ("Delaware Investments") totaled approximately $166.1 billion, of which approximately $41.2 billion were managed by DMC. Through a broad range of managed accounts and portfolios, mutual funds, retirement accounts, sub-advised funds, education savings plans, and other investment products, Delaware Investments provides investment services to individual investors and to institutional investors, such as private and public pension funds, foundations, and endowment funds.

Delaware Investments traces its roots to 1929, and has experience managing open- and closed-end products. As of March 31, 2007, Delaware Investments advised a closed-end family of six funds with approximately $553 million in assets. Headquartered in Philadelphia, Delaware Investments has more than 800 employees located in four cities within the United States.

Portfolio Managers. Delaware Investments uses a team approach in managing the Fund's portfolio. Delaware Investments believes that this approach offers substantial benefits over one that is dependent on the market wisdom or investment expertise of only a few individuals.

The members of the portfolio management team who are primarily responsible for the day-to-day management of the Fund are Babak (Bob) Zenouzi, Damon J. Andres, D. Tysen Nutt Jr., Thomas H. Chow, Philip R. Perkins, Zoë A. Neale, and Liu-Er Chen. Mr. Zenouzi, lead manager, is primarily responsible for the asset allocation decisions of the Fund.

Mr. Zenouzi, Senior Vice President and Senior Portfolio Manager, rejoined Delaware Investments in May 2006. He left Delaware Investments in 1999 after seven years as an analyst and portfolio manager. Currently, he leads the Delaware Investments' REIT group, including the team, its process, and its institutional and retail products, which he created during his prior time with Delaware Investments. He also serves as lead portfolio manager for Delaware Investments' Dividend Income products, which he helped to create in the 1990s. Most recently, Mr. Zenouzi worked at Chartwell Investment Partners from 1999 to 2006, where he was a partner and senior portfolio manager on Chartwell's Small-Cap Value portfolio. He began his career with The Boston Company, where he held several positions in accounting and financial analysis. Mr. Zenouzi earned a master's degree in finance from Boston College and a bachelor's degree from Babson College. He is a member of the National Association of Real Estate Investment Trusts.

Mr. Andres, Vice President and Senior Portfolio Manager, joined Delaware Investments in 1994, and currently serves as a portfolio manager for REIT investments and convertibles and dividend income products. From 1991 to 1994, he performed investment-consulting services as a consulting associate with Cambridge Associates. Mr. Andres earned a bachelor's degree in business administration with an emphasis in finance and accounting from the University of Richmond and is a Chartered Financial Analyst.

Mr. Nutt, Senior Vice President, Senior Portfolio Manager, Team Leader—Large-Cap Value Focus Equity, joined Delaware Investments in 2004 as senior vice president and senior portfolio manager for Delaware Investments' Large-Cap Value Focus strategy. Before joining Delaware Investments, Mr. Nutt led the U.S. Active Large-Cap Value team within Merrill Lynch Investment Managers ("MLIM"), where he managed mutual funds and separate accounts for institutions and private clients. Mr. Nutt departed MLIM as a managing director. Prior to joining MLIM in 1994, Mr. Nutt was with Van Deventer & Hoch, where he managed large-cap value portfolios for institutions and private clients. He began his investment career at Dean Witter Reynolds, where he eventually became vice president, investments. Mr. Nutt earned his bachelor's degree from Dartmouth College, and he is a member of the New York Society of Security Analysts and the CFA Institute

Mr. Chow, Senior Vice President and Senior Portfolio Manager, joined Delaware Investments in 2001. He is a member of Delaware Investments' Insurance Asset Management team with primary responsibility for portfolio management of accounts supporting Lincoln Financial Group and other third-party insurance clients. Prior to joining Delaware Investments, he was a trader of high grade and high yield securities, and was involved in the portfolio management of collateralized bond obligations and insurance portfolios at SunAmerica/AIG from 1997 to 2001. Before that, he was an analyst, trader, and portfolio manager at Conseco Capital Management from 1989 to 1997. Mr. Chow received a bachelor's degree in business analysis from Indiana University, and he is a Fellow of Life Management Institute.

Mr. Perkins, Senior Vice President and Senior Portfolio Manager, joined Delaware Investments in 2003. He leads Delaware Investments' international bond team, where his responsibilities include managing global bond assets across the product matrix. Prior to joining Delaware Investments, Mr. Perkins worked at Deutsche Bank for five years. He served as a managing director in global markets from 2001 to 2003, during that same time he was the chief operating officer for the Bank's emerging markets division in London, and from 1998 to 2001 he was responsible for local markets trading in Moscow. Prior to that, Mr. Perkins was chief executive officer of Dinner Key Advisors, a registered broker/dealer founded to trade derivative mortgage-backed bonds with institutional clients. He began his career at Salomon Brothers, where he was a mortgage/CMO trader from 1985 to 1990. Mr. Perkins holds a bachelor's degree in international studies with a minor in computer science from the University of Notre Dame.

Ms. Neale, Senior Vice President and Chief Investment Officer—International Equity, joined Delaware Investments in June 2005 to develop Delaware Investments' International Value Equity strategies, from Arborway Capital, which she co-founded in January 2005. Previously she ran the International Value Strategies business at Thomas Weisel Asset Management ("TWAM"). She joined TWAM when it acquired ValueQuest/TA in 2002. Ms. Neale started at ValueQuest in 1996 and served as a senior investment professional with portfolio management and global research responsibilities for several sectors. Prior to ValueQuest, she was an assistant vice president and portfolio manager for Anchor Capital Advisors, with generalist research responsibilities. Ms. Neale earned a bachelor's degree in economics from the University of Texas, Austin, and an MBA from Northeastern University.

Mr. Chen, Senior Vice President, Chief Investment Officer—Emerging Markets, joined Delaware Investments in September 2006 to lead Delaware Investments' international Emerging Markets team. Previously, he spent nearly 11 years at Evergreen Investment Management Company, where he most recently served as managing director and senior portfolio manager. He co-managed the Evergreen Emerging Markets Growth Fund from 1999 to 2001, and became the Fund's sole manager in 2001. He also served as the sole manager of the Evergreen Health Care Fund since its inception in 1999. Mr. Chen began his career at Evergreen in 1995 as an analyst covering Asian and global healthcare stocks, before being promoted to portfolio manager in 1998. Prior to his career in asset management, Mr. Chen worked for three years in sales, marketing, and business development for major American and European pharmaceutical and medical device companies. He is licensed to practice medicine in China and has experience in medical research at both the Chinese Academy of Sciences and Cornell Medical School. He holds an MBA with a concentration in management from Columbia Business School.

The Statement of Additional Information contains additional information about other accounts managed by the portfolio managers, the compensation of the portfolio managers, and the portfolio managers' ownership of the common shares of the Fund.

Investment Management Agreement

Under the general supervision of the Fund's Board of Trustees, DMC will carry out the investment and reinvestment of the assets of the Fund, will furnish continuously an investment program with respect to the Fund, will determine which securities should be purchased, sold, or exchanged, and will implement such determinations. DMC will furnish to the Fund investment advice and office facilities, equipment, and personnel for servicing the investments of the Fund. DMC will compensate all Trustees and officers of the Fund who are members of DMC's organization and who render investment services to the Fund, and will also compensate all other DMC personnel who provide research and investment services to the Fund. In return for these services, facilities, and payments, the Fund has agreed to pay DMC as compensation under the investment management agreement a monthly fee computed at the annual rate of 1.00% of the average daily net assets of the Fund. If the Fund utilizes Leverage, the fee paid to DMC will be higher than if the Fund did not use Leverage because the fees paid will be calculated based on the Fund's net assets, which will include proceeds from the issuance of Leverage.

In addition to the management fee of DMC, the Fund pays all other costs and expenses of its operations, including but not limited to, compensation of its trustees (other than those affiliated with DMC), custodian, administrator, leveraging expenses, transfer and dividend disbursing agent expenses, legal fees, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

A discussion of the basis for the Board's approval of the Fund's investment management agreement will be available in the Fund's annual report to shareholders for the period ended November 30, 2007.

NET ASSET VALUE

The net asset value of the common shares of the Fund will be computed based upon the value of the Fund's portfolio securities and other assets and liabilities. Net asset value per common share will be determined on each Friday and each month end as of the close of the regular trading session on the NYSE. For purposes of computing certain fees, the net asset value will be calculated on a daily basis. The Fund calculates net asset value per common share by subtracting liabilities (including accrued expenses or dividends) from the total assets of the Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Fund.

Equity securities, except those traded on the NASDAQ, are valued at the last quoted sales price as of time of the regular close of the NYSE on the valuation date. Securities traded on the NASDAQ are valued in accordance with the NASDAQ official closing price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are normally valued at the last quoted sales price before the Fund is valued. U.S. government and agency securities are valued at the mean between the bid and asked prices. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Securities lending collateral is valued at amortized cost, which approximates market value. Foreign currency exchange contracts and foreign cross-currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

DISTRIBUTIONS

Commencing with the Fund's initial dividend, the Fund intends to make a level cash distribution each month to common shareholders pursuant to a managed distribution policy. Under the policy, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted and, if necessary, a return of capital. The Advisor expects to declare the initial monthly dividend on the Fund's common shares within approximately 45 days after completion of this offering and to pay that initial monthly dividend approximately 60 to 90 days after completion of this offering. The level dividend amount may be modified by the Board of Trustees from time to time. The Board of Trustees may also determine to amend their managed distribution policy to modify the Fund's distribution frequency from monthly to some other period.

DMC currently intends to apply to the U.S. Securities & Exchange Commission, on behalf of the Fund, for an exemption from Section 19(b) of the 1940 Act, and Rule 19b-1 thereunder permitting the Fund to make periodic distributions of long-term capital gains more frequently than annually. No assurance can be given that the Securities and Exchange Commission will grant the exemption to the Fund. Absent such exemption, Section 19(b) of the 1940 Act generally limits the Fund to making no more than one distribution of long-term capital gains every 12 months. This offering, however, is not contingent upon the receipt of such exemption.

The level dividend distribution described above would result in the payment of approximately the same amount to the Fund's shareholders each month. If the source of the dividend or other distribution were the original capital contribution of the shareholder, and the payment amounted to a return of capital, Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Fund to provide shareholders with written disclosure to that effect that accompanies such payment. It is likely that, from time to time, the Fund will distribute more than its income and net realized capital gains; therefore, a portion of a shareholder's distribution would be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income."

Persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully, and should not assume that the source of any distribution from the Fund is net profit. In addition, you should not draw any conclusions about the Fund's investment performance from the amount of any Fund distribution or from the terms of the Fund's managed distribution policy.

The tax treatment and characterization of the Fund's distributions may vary significantly from time to time because of the varied nature of the Fund's investments. In light of the Fund's investment policies, the Fund anticipates that the 1940 Act will require it to accompany each monthly distribution with a statement setting forth the estimated source (as between net income, capital gains, and return of capital) of the distribution made. The Fund will indicate the proportion of its capital gains distributions that constitute long-term and short-term gains annually. The ultimate tax characterization of the Fund's distributions made in a calendar or fiscal year cannot finally be determined until after the end of that fiscal year. As a result, there is a possibility that the Fund may make total distributions during a calendar or fiscal year in an amount that exceeds the Fund's net investment company taxable income and net capital gains for the relevant fiscal year. In such situations, the amount by which the Fund's total distributions exceed its net investment company taxable income and net capital gains would generally be treated as a tax-free return of capital reducing the amount of a shareholder's tax basis in such shareholder's shares, with any amounts exceeding such basis treated as gain from the sale of shares.

Various factors will affect the level of the Fund's current income and current gains, such as its asset mix, and the Fund's use of options. To permit the Fund to maintain a more stable distribution, the Fund may from time to time distribute less than the entire amount of income and gains earned in a particular period. The undistributed income and gains would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular period may be more or less than the amount of income and gains actually earned by the Fund during that period. Undistributed income and gains will add to the Fund's net asset value and, correspondingly, distributions from undistributed income and gains and from capital, if any, will deduct from the Fund's net asset value.

Shareholders will automatically have all dividends and distributions reinvested in common shares of the Fund issued by the Fund or common shares of the Fund purchased in the open market in accordance with the Fund's dividend reinvestment plan, unless an election is made to receive cash. See "Dividend Reinvestment Plan."

DIVIDEND REINVESTMENT PLAN

Unless the registered owner of common shares elects to receive cash by contacting the Plan Agent (as defined below), all dividends declared for your common shares of the Fund will be automatically reinvested by Mellon Investor Services LLC (the "Plan Agent"), agent for shareholders in administering the Fund's Dividend Reinvestment Plan (the "Plan"), in additional common shares of the Fund. If a registered owner of common shares elects not to participate in the Plan, you will receive all dividends in cash paid by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Agent, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting the Plan Agent, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Agent will open an account for each common shareholder under the Plan in the same name in which such shareholder's common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a "dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Agent for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund ("newly issued common shares") or (ii) by purchase of outstanding common shares on the open market ("open-market purchases") on the NYSE or elsewhere.

If, on the payment date for any dividend, the market price per common share plus estimated brokerage commissions is greater than the net asset value per common share (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued common shares, including fractions, on behalf of the participants. The number of newly issued common shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the payment date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date.

If, on the payment date for any dividend, the net asset value per common share is greater than the market value per common share plus estimated brokerage commissions (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases.

In the event of a market discount on the payment date for any dividend, the Plan Agent will have until the last business day before the next date on which the common shares trade on an "ex-dividend" basis or 30 days after the payment date for such dividend, whichever is sooner (the "last purchase date"), to invest the dividend amount in common shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of each dividend through the date before the next "ex-dividend" date. If, before the Plan Agent has completed its open-market purchases, the market price of a common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the dividend had been paid in newly issued common shares on the dividend payment date. Because of the foregoing difficulty with respect to open market purchases, if the Plan Agent is unable to invest the full dividend amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued common shares at the net asset value per common share at the close of business on the last purchase date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date.

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder's name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. The automatic reinvestment of dividends will not relieve participants of any U.S. federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Participants that request a sale of shares through the Plan Agent are subject to a $15.00 sales fee and a brokerage commission of $.12 per share sold.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at Mellon Investor Services LLC, P.O. Box 3338, South Hackensack, NJ 07606-1938; telephone: 800-851-9677.

DESCRIPTION OF CAPITAL STRUCTURE

The Fund is a statutory trust organized under the laws of Delaware on April 12, 2007 pursuant to an Agreement and Declaration of Trust. The Fund is authorized to issue an unlimited number of common shares of beneficial interest, without par value. Each common share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable, except that the trustees shall have the power to cause shareholders to pay expenses of the Fund by setting off charges due from shareholders from declared but unpaid dividends or distributions owed the shareholders and/or by reducing the number of common shares owned by each respective shareholder. All common shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will send annual and semi-annual reports, including financial statements, to all holders of its shares.

The Fund has no present intention of offering any additional common shares other than the common shares it may issue under the Fund's Plan. Any additional offerings of common shares will require approval by the Fund's Board of Trustees. Any additional offering of common shares will be subject to the requirements of the 1940 Act, which provides that shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing holders of common shares or with the consent of a majority of the Fund's outstanding voting securities.

The Fund anticipates that its common shares will be listed on the NYSE under the symbol "DEX." Net asset value will be reduced immediately following the offering of common shares by the amount of the sales load and the amount of the offering expenses paid by the Fund. See "Summary of Fund Expenses."

Unlike open-end funds, closed-end funds such as the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may do so by trading through a broker on the NYSE or otherwise. Shares of closed-end investment companies frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Fund that invest predominantly in dividend-paying or income-generating securities have during some periods traded at prices higher than net asset value and during other periods have traded at prices lower than net asset value. Because the market value of the common shares may be influenced by such factors as dividend levels, call protection on its portfolio securities, dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot assure you that common shares will trade at a price equal to or higher than net asset value in the future. The common shares are designed primarily for long-term investors and you should not purchase the common shares if you intend to sell them soon after purchase.

The Fund generally will not issue share certificates. However, upon written request to the Fund's transfer agent, a share certificate will be issued for any or all of the full common shares credited to a record shareholder's account. Common share certificates that have been issued to a record shareholder may be returned at any time. The Fund's Transfer Agent will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and transfers will be reflected by bookkeeping entry, without physical delivery. The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account such as wiring instructions or telephone privileges.

Borrowings

The Fund is authorized to borrow or issue commercial paper or other debt securities for financial leveraging purposes. Under the 1940 Act, the Fund generally is not permitted to issue commercial paper or notes or engage in other borrowings unless, immediately after the borrowing, the value of the Fund's total assets less liabilities other than the principal amount represented by commercial paper, notes or other borrowings, is at least 300% of such principal amount. In addition, the Fund is not permitted to declare any cash dividend or other distribution on the common shares unless, at the time of such declaration, the value of the Fund's total assets, less liabilities other than the principal amount represented by borrowings, is at least 300% of such principal amount after deducting the amount of such dividend or other distribution. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of any outstanding commercial paper, notes or other borrowings to the extent necessary to maintain the required asset coverage.

The terms of any such borrowings may require the Fund to pay a fee to maintain a line of credit, such as a commitment fee, or to maintain minimum average balances with a lender. Any such requirements would increase the cost of such borrowings over the stated interest rate. Such lenders would have the right to receive interest on and repayment of principal of any such borrowings, which right will be senior to those of the common shareholders. Any such borrowings may contain provisions limiting certain activities of the Fund, including the payment of dividends to common shareholders in certain circumstances. Any borrowings will likely be ranked senior or equal to all other existing and future borrowings of the Fund. If the Fund utilizes borrowings, the common shareholders will bear the offering costs of the issuance of any borrowings.

Certain types of borrowings subject the Fund to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Certain borrowings issued by the Fund also may subject the Fund to certain restrictions on investments imposed by guidelines of one or more ratings agencies, which may issue ratings for such borrowings. Such guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Advisor from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

The 1940 Act grants to the lenders to the Fund, under certain circumstances, certain voting rights in the event of default in the payment of interest on or repayment of principal. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the Board of Trustees.

Preferred Shares

The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights, including preferred shares, having no par value per share or such other amount as the Trustees may establish, in one or more series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the common shareholders. The Board may, but has no current intention to, issue preferred shares.

Under the requirements of the 1940 Act, the Fund must, immediately after the issuance of any preferred shares, have an "asset coverage" of at least 200%. Asset coverage means the ratio which the value of the total assets of the Fund, less all liability and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness of the Fund, if any, plus the aggregate liquidation preference of the preferred shares. If the Fund seeks a rating of the preferred shares, asset coverage requirements, in addition to those set forth in the 1940 Act, may be imposed. The liquidation value of the preferred shares is expected to equal their aggregate original purchase price plus redemption premium, if any, together with any accrued and unpaid dividends thereon (on a cumulative basis), whether or not earned or declared. The terms of the preferred shares, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board of Trustees (subject to applicable law and the Fund's Declaration of Trust) if and when it authorizes the preferred shares. The Fund may issue preferred shares that provide for the periodic redetermination of the dividend rate at relatively short intervals through an auction or remarketing procedure, although the terms of the preferred shares may also enable the Fund to lengthen such intervals. At times, the dividend rate as redetermined on the Fund's preferred shares may approach or exceed the Fund's return after expenses on the investment of proceeds from the preferred shares and the Fund's leveraged capital structure would result in a lower rate of return to common shareholders than if the Fund were not so structured. If issued, preferred shares may be viewed as adding leverage to the Fund.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the terms of any preferred shares may entitle the holders of preferred shares to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus redemption premium, if any, together with accrued and unpaid dividends, whether or not earned or declared and on a cumulative basis) before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the preferred shareholders would not be entitled to any further participation in any distribution of assets by the Fund.

Under the 1940 Act, if at any time dividends on the preferred shares are unpaid in an amount equal to two full years' dividends thereon, the holders of all outstanding preferred shares, voting as a class, will be allowed to elect a majority of the Fund's Trustees until all dividends in default have been paid or declared and set apart for payment. In addition, if required by a ratings agency rating the preferred shares or if the Board of Trustees determines it to be in the best interests of the common shareholders, issuance of the preferred shares may result in more restrictive provisions than required by the 1940 Act being imposed.

If the Fund were to issue preferred shares, the Fund may seek a AAA/Aaa credit rating for the preferred shares from one or more ratings agencies. In that case, as long as preferred shares are outstanding, the composition of its portfolio would reflect guidelines established by such ratings agency. Although, as of the date hereof, no such ratings agency has established guidelines relating to any such preferred shares, based on previous guidelines established by such ratings agencies for the securities of other issuers, the Fund anticipates that the guidelines with respect to the preferred shares would establish a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act. Although, at this time, no assurance can be given as to the nature or extent of the guidelines, which may be imposed in connection with obtaining a rating of the preferred shares, the Fund currently anticipates that such guidelines will include asset coverage requirements, which are more restrictive than those under the 1940 Act, restrictions on certain portfolio investments and investment practices, requirements that the Fund maintain a portion of its assets in short-term, high-quality, fixed-income securities and certain mandatory redemption requirements relating to any preferred shares. No assurance can be given that the guidelines actually imposed with respect to the preferred shares by such ratings agency will be more or less restrictive than guidelines imposed by the Board of Trustees on any preferred stock.

ANTI-TAKEOVER PROVISIONS IN THE AGREEMENT AND DECLARATION OF TRUST

The Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund. Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund. A trustee may be removed from office, with or without cause, by the action of a majority of the trustees then in office.

In addition, the Fund's Agreement and Declaration of Trust requires the favorable vote of a majority of the Fund's Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of all outstanding classes or series of common shares of the Fund.

The 5% holder transactions subject to these special approval requirements are: the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; the issuance of any securities of the Fund to any Principal Shareholder for cash, except pursuant to any automatic dividend reinvestment plan; the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than 2% of the total assets of the Fund, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve month period; or the sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than 2% of the total assets of the Fund, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve month period.

To convert the Fund to an open-end investment company, the Fund's Agreement and Declaration of Trust requires the favorable vote of a majority of the board of the trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Fund, voting separately as a class or series, unless such amendment has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund shall be required. The foregoing vote would satisfy a separate requirement in the 1940 Act that any conversion of the Fund to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, the Advisor anticipates conversion of the Fund to an open-end investment company might not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 10 days' prior notice to all shareholders. Following any such conversion, it is possible that certain of the Fund's investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the common shares would cease to be listed on the NYSE or other national securities exchanges or market systems. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the 1940 Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash and securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new shares would be sold at net asset value plus a sales load. The Board of Trustees believes, however, that the closed-end structure is desirable in light of the Fund's investment objectives and policies. Therefore, you should assume that it is not likely that the Board of Trustees would vote to convert the Fund to an open-end fund.

For the purposes of calculating "a majority of the outstanding voting securities" under the Fund's Agreement and Declaration of Trust, each class and series of the Fund shall vote together as a single class, except to the extent required by the 1940 Act or the Fund's Agreement and Declaration of Trust, with respect to any class or series of shares. If a separate class or series vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

The Agreement and Declaration of Trust also provides that the Fund may be dissolved upon the approval of 80% of the Trustees. The Board of Trustees has determined that provisions with respect to the Board of Trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of shareholders generally. For a more complete explanation, see the full text of these provisions in the Fund's Agreement and Declaration of Trust, which is on file with the Securities and Exchange Commission.

CLOSED-END FUND STRUCTURE

The Fund is a diversified, closed-end management investment company with no operating history (commonly referred to as a "closed-end fund"). Closed-end funds differ from open-end funds (which are generally referred to as "mutual funds") in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at "net asset value." Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage a mutual fund's investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

Shares of closed-end funds frequently trade at a discount to their net asset value. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Fund's Board of Trustees might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce the discount. The Advisor cannot guarantee or assure, however, that the Fund's Board of Trustees will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share. The Board of Trustees might also consider converting the Fund to an open-end mutual fund, which would also require a vote of the shareholders of the Fund.

REPURCHASE OF COMMON SHARES

Shares of closed-end investment companies often trade at a discount to their net asset value, and the Fund's common shares may also trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value. The market price of the Fund's common shares will be determined by such factors as relative demand for and supply of such common shares in the market, the Fund's net asset value, general market and economic conditions and other factors beyond the control of the Fund. See "Net Asset Value." Although the Fund's common shareholders will not have the right to redeem their common shares, the Fund may take action to repurchase common shares in the open market or make tender offers for its common shares. This may have the effect of reducing any market discount from net asset value.

There is no assurance that, if action is undertaken to repurchase or tender for common shares, such action will result in the common shares' trading at a price that approximates their net asset value. Although share repurchases and tenders could have a favorable effect on the market price of the Fund's common shares, you should be aware that the acquisition of common shares by the Fund will decrease the capital of the Fund and, therefore, may have the effect of increasing the Fund's expense ratio and decreasing the asset coverage with respect to any preferred shares outstanding. Any share repurchases or tender offers will be made in accordance with requirements of the Securities Exchange Act of 1934, as amended, the 1940 Act, and the principal stock exchange on which the common shares are traded.

TAX MATTERS

The following is a description of certain U.S. federal income tax consequences to a shareholder of acquiring, holding and disposing of common shares of the Fund. The discussion reflects applicable tax laws of the United States as of the date of this Prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively. This discussion assumes that the shareholders hold their Fund common shares as capital assets for U.S. federal income tax purposes (generally, assets held for investment). No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisors to determine the tax consequences to them of investing in the Fund.

The Fund intends to elect and to qualify for special tax treatment afforded to a regulated investment company under Subchapter M of the Code. In order to qualify the Fund must satisfy income, asset diversification and distribution requirements. As long as it so qualifies, the Fund will not generally be subject to U.S. federal income tax to the extent that it distributes its net investment income and net realized capital gains. The Fund intends to distribute annually all or substantially all of such income. The amount of any distribution may vary, and there is no guarantee the Fund will either pay a dividend from its net investment income or make a distribution of net realized capital gains.

In general, if you are a taxable shareholder, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. Every January, you will receive a statement on Form 1099-DIV that shows the tax status of dividends and distributions you received the previous calendar year. The Fund may reclassify income after your tax reporting statement is mailed to you. Prior to issuing your statement, the Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099-DIV to reflect reclassified information. In this case, use the information on your corrected Form 1099-DIV for tax returns.

Distributions paid by the Fund from its ordinary income and the excess of net short term capital gains over net long term capital losses (together referred to hereinafter as "ordinary income dividends"), are generally taxable to you as ordinary income to the extent of the Fund's earnings and profits. A portion of such distributions (if designated by the Fund) may, however, qualify (provided holding periods and other requirements are met) (i) for the dividends received deduction in the case of corporate shareholders to the extent that the Fund's income consists of dividend income from U.S. corporations, and (ii) for taxable years beginning before January 1, 2011, as qualified dividend income eligible for the reduced maximum U.S. federal tax rate to individuals of generally 15% (which is further reduced for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive tax treaty with the United States, or whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). Given the investment techniques and strategies utilized by the Fund, such as investments in certain foreign securities, REITs, and preferred securities, there can be no assurance as to what portion of the Fund's ordinary income dividends will qualify for the dividends received deduction or constitute qualified dividend income. Distributions made from net capital gain, which is the excess of net long term capital gains over net short term capital losses ("capital gain dividends"), including capital gain dividends credited to a shareholder but retained by the Fund, are taxable to shareholders as long term capital gains if they have been properly designated by the Fund, regardless of the length of time the shareholder has owned common shares of the Fund. The maximum U.S. federal tax rate on net long term capital gain of individuals is generally 15% (which is further reduced for individuals in lower brackets) for such gain realized before January 1, 2011.

If, for any calendar year, the Fund's total distributions exceed both current earnings and profits and accumulated earnings and profits, the excess will generally be treated as a tax free return of capital up to the amount of a shareholder's tax basis in the common shares. The amount treated as a tax free return of capital will reduce a shareholder's tax basis in the common shares, thereby increasing such shareholder's potential gain or reducing his or her potential loss on the sale of the common shares. Any amounts distributed to a shareholder in excess of his or her tax basis in the common shares will be taxable to the shareholder as capital gain (assuming the common shares are held as a capital asset).

Generally, not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amount of any ordinary income dividends or capital gain dividends and other distributions.

The sale or other disposition of common shares of the Fund will generally result in gain or loss to shareholders, and will be long term capital gain or loss if the common shares have been held for more than one year at the time of sale and are held by the shareholder as a capital asset. Any loss upon the sale or exchange of Fund common shares held for six months or less will be treated as long term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by the shareholder. Any loss a shareholder realizes on a sale or exchange of common shares of the Fund will be disallowed if the shareholder acquires other common shares of the Fund (whether through the automatic reinvestment of dividends or otherwise) within a 61 day period beginning 30 days before and ending 30 days after the shareholder's sale or exchange of the common shares. In such case, the basis of the common shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long term and short term capital gains of corporations at the rates applicable to ordinary income.

Dividends and other taxable distributions are taxable to shareholders even though they are reinvested in additional common shares of the Fund. If the Fund pays a dividend or makes a distribution in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend or distribution will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which the dividend or distribution was declared.

The Fund is required in certain circumstances to withhold, for U.S. federal backup withholding purposes, on taxable dividends or distributions and certain other payments paid to non corporate holders of the Fund's common shares who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS. When backup withholding is required, the amount will be 28% of any distributions or proceeds paid.

Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local income taxes. In addition, the Fund may be subject to foreign withholding taxes on income and gains from certain foreign securities; this, in turn, could reduce the Fund's distributions paid to you.

Non-U.S. shareholders (shareholders who, as to the United States, are a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership) may be subject to U.S. federal withholding tax and, in the case of a nonresident alien individual, estate tax and are subject to special U.S. tax certification requirements. In general, the United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on ordinary income dividends paid to you by the Fund, subject to certain exemptions for dividends designated by the Fund as interest-related dividends and short-term capital gain dividends as discussed in the next paragraph. In addition, dividends designated by the Fund as capital gain dividends that are paid to certain non-U.S. shareholders (generally those not present in the United States for 183 days or more) will be exempt from U.S. federal withholding tax. However, notwithstanding such exemptions from U.S. federal withholding, any ordinary income dividends and capital gains dividends, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Certain dividends designated by the Fund as "interest related dividends" that are paid to most non-U.S. shareholders (generally those that would qualify for the portfolio interest exemptions of Section 871(h) or Section 881(c) of the Code) will be exempt from U.S. federal withholding tax. Interest related dividends are those dividends derived from certain U.S. source interest income (including bank deposit interest and short term original issue discount that is currently exempt from the withholding tax) earned by the Fund that would not be subject to U.S. federal income tax if earned by a foreign person directly. Further, certain dividends designated by the Fund as "short term capital gain dividends" that are paid to certain non-U.S. shareholders (generally those not present in the United States for 183 days or more) will be exempt from U.S. federal withholding tax. In general, short term capital gain dividends are those that are derived from the excess of the Fund's short term capital gains over its net long term capital losses. These provisions generally apply, with certain exceptions, to taxable years of the Fund beginning before January 1, 2008, unless such exemptions are extended or made permanent. Also, it may not be practical in every case for the Fund to designate, and the Fund reserves the right in these cases to not designate, small amounts of interest-related or short-term capital gain dividends. Prospective investors are urged to consult their tax advisor regarding the specific tax consequences to them as related to these provisions.

Income received by the Fund from certain equity interests in mortgage pooling vehicles is treated as "excess inclusion income." The Fund may derive such income either as a result of its direct investment in such interests or, indirectly, through its investment in REITs that hold such interests or otherwise qualify as taxable mortgage pools. In general, this income is required to be reported to Fund shareholders that are not disqualified organizations (as defined below) in proportion to dividends paid with the same consequences as if the shareholders directly received the excess inclusion income. Excess inclusion income (1) may not be offset with net operating losses, (2) represents unrelated business taxable income (UBTI) in the hands of a tax-exempt shareholder that is not a disqualified organization, and (3) is subject to U.S. federal withholding tax, without regard to otherwise applicable exemptions or rate reductions, to the extent such income is allocable to a shareholder who is not a U.S. person. The Fund must pay the tax on its excess inclusion income that is allocable to "disqualified organizations," which are generally certain cooperatives, governmental entities and tax-exempt organizations that are not subject to tax on UBTI. To the extent that the Fund shares owned by a disqualified organization are held in record name by a broker/dealer or other nominee, the Fund must inform the broker/dealer or other nominee of the excess inclusion income allocable to them and the broker/dealer or other nominee must pay the tax on the portion of the Fund's excess inclusion income allocable to them on behalf of the disqualified organizations.

The foregoing is a general and abbreviated summary of the provisions of the Code and Treasury regulations in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to the Fund can be found in the statement of additional information, which is incorporated by reference into this Prospectus. Shareholders are urged to consult their tax advisors regarding specific questions as to U.S. federal, state, local and foreign income or other taxes.

UNDERWRITING

Subject to the terms and conditions of a purchase agreement dated , 2007, each underwriter named below, for which Merrill Lynch, Pierce, Fenner & Smith Incorporated is acting as representative, has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of common shares set forth opposite the name of such underwriter.

Underwriter	Number of Common Shares
Merrill Lynch, Pierce, Fenner & Smith Incorporated
A.G. Edwards & Sons, Inc.
Robert W. Baird & Co. Incorporated
Ferris, Baker Watts, Incorporated
Janney Montgomery Scott LLC
Ladenburg Thalmann & Co. Inc.
Oppenheimer & Co. Inc.
Wedbush Morgan Securities Inc.
Total

The purchase agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and certain other conditions. The underwriters are obligated to purchase all the common shares sold under the purchase agreement if any of the common shares are purchased. In the purchase agreement, the Fund and the Advisor have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the 1933 Act, or to contribute payments the underwriters may be required to make for any of those liabilities.

Commissions and Discounts

The underwriters propose to initially offer some of the common shares directly to the public at the public offering price set forth on the cover page of this Prospectus and some of the common shares to certain dealers at the public offering price less a concession not in excess of $ per share. The sales load the Fund will pay of $.90 per share is equal to 4.5% of the initial offering price. The underwriters may allow, and the dealers may reallow, a discount not in excess of $ per share on sales to other dealers. After the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for any common shares purchased on or before , 2007.

The following table shows the public offering price, sales load, estimated offering expenses and proceeds, after expenses, to the Fund. The information assumes either no exercise or full exercise by the underwriters of their overallotment option.

	Per Share	Without Option	With Option
Public offering price	$20.00	$	$
Sales load	$.90	$	$
Estimated offering expenses	$.04	$	$
Proceeds, after expenses, to the Fund	$19.06	$	$

The expenses of the offering are estimated to be up to $800,000 and are payable by the Fund. The Fund will pay its offering costs (other than sales load) up to and including $.04 per common share. This amount includes the $.00667 per common share partial reimbursement of expenses to the underwriters and may also include a reimbursement of DMC's expenses incurred in connection with this offering. The amount paid by the Fund as the partial reimbursement to the underwriters will not exceed .03335% of the total price to the public of the common shares sold in this offering. DMC has agreed to reimburse all of the Fund's organizational expenses. DMC has also agreed to pay the Fund's offering expenses to the extent that offering expenses (other than sales load) exceed $.04 per common share.

Overallotment Option

The Fund has granted the underwriters an option to purchase up to additional common shares at the public offering price, less the sales load, within 45 days from the date of this Prospectus solely to cover any overallotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional shares proportionate to that underwriter's initial amount reflected in the above table.

Price Stabilization, Short Positions and Penalty Bids

Until the distribution of the common shares is complete, the rules of the Securities and Exchange Commission may limit underwriters and selling group members from bidding for and purchasing the Fund's common shares. However, the representative may engage in transactions that stabilize the price of the Fund's common shares, such as bids or purchases to peg, fix, or maintain that price.

If the underwriters create a short position in the Fund's common shares in connection with the offering, i.e., if they sell more common shares than are listed on the cover of this Prospectus, the representative may reduce that short position by purchasing common shares in the open market. The representative may also elect to reduce any short position by exercising all or part of the overallotment option described above. Purchases of the Fund's common shares to stabilize its price or to reduce a short position may cause the price of the Fund's common shares to be higher than it might be in the absence of such purchases. The underwriters may also impose a penalty bid, whereby selling concessions allowed to syndicate members or other brokers in respect of the common shares sold in this offering for their account may be reclaimed by the syndicate if such common shares are repurchased by the syndicate in stabilizing or covering transactions.

Neither the Advisor nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the Fund's common shares. In addition, neither the Advisor nor any of the underwriters make any representation that the representative will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

The Fund has agreed not to offer or sell any additional common shares for a period of 180 days after the date of the purchase agreement without the prior written consent of the underwriters, except for the sale of the common shares to the underwriters pursuant to the purchase agreement and certain transactions related to the Fund's Dividend Reinvestment Plan.

The Fund anticipates that the underwriters may from time to time act as brokers or dealers in executing the Fund's portfolio transactions after they have ceased to be underwriters. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Fund. The underwriters may also act as underwriters of the Fund's preferred shares, and broker dealers for the preferred shares, in the event that the Fund issues preferred shares.

The common shares will be sold to ensure that the NYSE's distribution standards (i.e., round lots, public shares, and aggregate market value) will be met.

Other Relationships

DMC (and not the Fund) has agreed to pay from its own assets additional compensation to Merrill Lynch. Merrill Lynch will receive an up-front fee from DMC in an amount equal to 1.25% of the total price to the public of the common shares sold by the Fund. The total amount of this additional compensation payment to Merrill Lynch will not exceed % of the total price of the public of the common shares sold in this offering.

DMC (and not the Fund) has agreed to pay to A.G. Edwards & Sons, Inc. from its own assets, a structuring fee in the amount of 1.00% of the total price to the public of the Fund's common shares sold by A.G. Edwards & Sons, Inc. The structuring fee paid to A.G. Edwards & Sons, Inc. will not exceed % of the total public offering price of the common shares sold in this offering.

DMC (and not the Fund) may also pay certain qualifying underwriters a structuring fee or sales incentive fee in connection with the offering.

DMC (and not the Fund) also intends on paying fees or commissions to certain employees of its broker-dealer affiliate, Lincoln Financial Distributors, Inc., that participate in the marketing of the Fund's common shares, which commissions will not exceed .20% of the total price to the public of the common shares sold in this offering. The Fund may reimburse DMC for all or a portion of its expenses incurred in connection with this offering (other than those described in the preceding sentence) to the extent that the $.00667 per common share reimbursement of expenses of the underwriters (described above) and the other offering expenses of the Fund do not equal or exceed the $.04 per common share the Fund has agreed to pay for the offering expenses of the Fund.

The sum of the fees described above, plus the amount paid by the Fund of the $.00667 per common share partial reimbursement of expenses to the underwriters, will not exceed 4.5% of the aggregate initial offering price of the common shares offered hereby. The sum total of all compensation to the underwriters in connection with this public offering of common shares, including sales load and additional compensation to and reimbursement of the underwriters, will be limited to 9.0% of the total price to the public of the common shares sold in this offering.

The principal address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is 4 World Financial Center, New York, New York 10080.

CUSTODIAN, TRANSFER AGENT AND ADMINISTRATOR

The custodian of the assets of the Fund will be Mellon Bank, N.A., and it will perform custodial services. Mellon Investor Services LLC will serve as the Fund's transfer agent with respect to the common shares. Delaware Service Company, Inc., an affiliate of DMC, will provide accounting and administrative services to the Fund.

LEGAL OPINIONS

Certain legal matters in connection with the common shares will be passed upon for the Fund by Stradley Ronon Stevens & Young, LLP, Philadelphia, Pennsylvania, and for the underwriters by Clifford Chance US LLP, New York, New York. Clifford Chance US LLP may rely on the opinion of Stradley Ronon Stevens & Young, LLP as to matters of Delaware law.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP is the independent registered public accounting firm for the Fund and will audit the Fund's financial statements. Ernst & Young LLP is located at 2001 Market Street, Philadelphia, Pennsylvania 19103.

OTHER INFORMATION

The Prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the Securities and Exchange Commission (File No. 333-142103). The complete Registration Statement may be obtained from the Securities and Exchange Commission at www.sec.gov. See the cover page of this Prospectus for information about how to obtain a paper copy of the Registration Statement or Statement of Additional Information without charge.

TABLE OF CONTENTS FOR
STATEMENT OF ADDITIONAL INFORMATION

Use of Proceeds	1

Investment Objectives and Policies	1

Other Investment Policies and Techniques	2

Management of the Fund	19

Portfolio Transactions and Brokerage	32

Description of Shares	34

Repurchase of Common Shares	35

Tax Matters	36

Experts	43

Additional Information	43

Report of Independent Registered Public Accounting Firm	45

Financial Statements	46

(This page has been left blank intentionally.)

Until , 2007 (25 days after the date of this Prospectus), all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligations to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

Shares

Delaware Enhanced Global Dividend and Income Fund

Common Shares
$20.00 per Share

PROSPECTUS

Merrill Lynch & Co.

A.G. Edwards

Robert W. Baird & Co.

Ferris, Baker Watts

Incorporated

Janney Montgomery Scott LLC

Ladenburg Thalmann & Co. Inc.

Oppenheimer & Co.

Wedbush Morgan Securities Inc.

          , 2007

PR-DEX

The information in the preliminary Statement of Additional Information is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This preliminary Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where offer or sale is not permitted.

Subject to Completion

Preliminary Statement of Additional Information dated May 24, 2007

STATEMENT OF ADDITIONAL INFORMATION

Delaware Enhanced Global Dividend and Income Fund (the “Fund”) is a newly organized, diversified, closed-end management investment company with no operating history. This Statement of Additional Information (“SAI”) relating to common shares does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated            , 2007. This SAI, which is not a prospectus, does not include all information that a prospective investor should consider before purchasing common shares, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the Prospectus may be obtained without charge by calling 800-523-1918. You may also obtain a copy of the Prospectus on the Securities and Exchange Commission’s Web site (www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

TABLE OF CONTENTS

Use of Proceeds	1
Investment Objectives and Policies	1
Other Investment Policies and Techniques	2
Management of the Fund	19
Portfolio Transactions and Brokerage	32
Description of Shares	34
Repurchase of Common Shares	35
Tax Matters	36
Experts	43
Additional Information	43
Report of Independent Registered Public Accounting Firm	45
Financial Statements	46

FORWARD-LOOKING STATEMENTS

This SAI contains or incorporates by reference forward-looking statements, within the meaning of the federal securities laws, that involve risks and uncertainties. These statements describe our plans, strategies and goals and our beliefs and assumptions concerning future economic or other conditions and the outlook for the Fund, based on currently available information. In this SAI, words such as “anticipates,” “believes,” “expects,” “objectives,” “goals,” “future,” “intends,” “seeks,” “will,” “may,” “could,” “should,” and similar expressions are used in an effort to identify forward-looking statements, although some forward-looking statements may be expressed differently.

The Fund’s actual results could differ materially from those anticipated in the forward-looking statements because of various risks and uncertainties, including the factors set forth in the section headed “Risk Factors” in the Fund’s prospectus and elsewhere in the prospectus and this SAI. You should consider carefully the discussions of risks and uncertainties in the “Risk Factors” section in the prospectus. The forward-looking statements contained in this SAI are based on information available to the Fund on the date of this SAI, and the Fund assumes no obligation to update any such forward-looking statements, except as required by law.

USE OF PROCEEDS

The net proceeds of this offering of common shares will be approximately $       ($      if the underwriters exercise the overallotment option in full) after payment of the estimated offering costs and the deduction of the sales load. The Fund will invest the net proceeds of this offering in accordance with the Fund’s investment objectives and policies as stated below. The Advisor currently anticipates that the Fund will be fully invested in securities that meet the Fund’s investment objectives and policies within approximately one month after the completion of this offering. It is anticipated that certain Fund proceeds will be invested in short-term debt securities prior to being invested otherwise pursuant to the Fund’s investment objectives and policies.

INVESTMENT OBJECTIVES AND POLICIES

The Fund’s primary investment objective is to seek current income, with a secondary objective of capital appreciation. The Fund seeks to achieve these objectives by investing globally in dividend-paying or income-generating securities across multiple asset classes, including, but not limited to, equity securities of large, well-established companies, securities issued by real estate companies (including real estate investment trusts and real estate industry operating companies), debt securities (such as government bonds, investment grade and high-risk, high-yield corporate bonds, and convertible bonds), and emerging market securities. The Fund will also utilize enhanced income strategies by engaging in dividend capture trading, option overwriting, realization of gains on the sale of securities, dividend growth and currency forwards. There is no assurance that the Fund will achieve its investment objectives.

Investment Restrictions

The Fund has adopted the following restrictions which cannot be changed without approval by the holders of a “majority” of the Fund’s outstanding shares, which is a vote by the holders of the lesser of: a) 67% or more of the voting securities of the Fund present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or b) more than 50% of the outstanding voting securities of the Fund. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.

The Fund shall not:

1.             Make investments that will result in the concentration (as that term may be defined in the Investment Company Act of 1940 Act, as amended (the “1940 Act”), any rule or order thereunder, or Securities and Exchange Commission staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, or in tax-exempt obligations or certificates of deposit.

2.             Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or Securities and Exchange Commission staff interpretation thereof, may permit.

3.             Underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”).

4.             Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

5.             Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

6.             Make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors, and investing in loans, including assignments and participation interests.

OTHER INVESTMENT POLICIES AND TECHNIQUES

The following information is in addition to the discussion of the Fund’s investment objective, policies and techniques that are described in the prospectus.

Asset-Backed Securities

The Fund may invest in asset-backed securities. Asset-backed securities are bonds or notes backed by accounts receivable, including home equity, automobile, or credit loans.

Such receivables are securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments in respect of the receivables in the underlying pool. Pay-through asset-backed securities are debt obligations issued usually by a special purpose entity, which are collateralized by the various receivables and in which the payments on the underlying receivables provide the income stream to pay the debt service on the debt obligations issued.

The rate of principal payment on asset-backed securities will be affected by the principal payments received on the underlying assets. Such rate of payments may be affected by economic and various other factors such as changes in interest rates or the concentration of collateral in a particular geographic area. Therefore, the yield may be difficult to predict and actual yield to maturity may be more or less than the anticipated yield to maturity. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entities issuing the securities are insulated from the credit risk of the originator or affiliated entities, and the amount of credit support provided to the securities. Due to the shorter maturity of the collateral backing such securities, there tends to be less of a risk of substantial prepayment than with mortgage-backed securities but the risk of such a prepayment does exist. Such asset-backed securities do, however, involve certain risks not associated with mortgage-backed securities, including the risk that security interest cannot be adequately or in many cases, ever, established and other risks which may be peculiar classes of collateral. For example, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

2

Asset backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Portfolios will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Examples of credit support arising out of the structure of the transaction include “senior subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and “over collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

Brady Bonds

Among the foreign fixed income securities in which the Fund may invest are Brady Bonds. Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally commercial bank debt). Brady Bonds are not direct or indirect obligations of the U.S. Government or any of its agencies or instrumentalities and are not guaranteed by the U.S. Government or any of its agencies or instrumentalities. In so restructuring its external debt, a debtor nation negotiates with its existing bank lenders, as well as multilateral institutions such as the World Bank and the International Monetary Fund, to exchange its commercial bank debt for newly issued bonds (“Brady Bonds”). The Advisor believes that economic reforms undertaken by countries in connection with the issuance of Brady Bonds make the debt of countries which have issued or have announced plans to issue Brady Bonds a viable opportunity for investment. Investors, however, should recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.

Convertible Debt and Non-Traditional Equity Securities

From time to time, a portion of the Fund’s assets may be invested in convertible and debt securities of issuers in any industry. A convertible security is a security which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible and debt securities are senior to common stocks in a corporation’s capital structure, although convertible securities are usually subordinated to similar nonconvertible securities. Convertible and debt securities provide a fixed-income stream and the opportunity, through its conversion

3

feature, to participate in the capital appreciation resulting from a market price advance in the convertible security’s underlying common stock. Just as with debt securities, convertible securities tend to increase in market value when interest rates decline and tend to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security’s underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. Convertible and debt securities acquired by the Fund may be rated below investment grade, or unrated. These lower rated convertible and debt securities are subject to credit risk considerations substantially similar to such considerations affecting high risk, high-yield bonds, commonly referred to as “junk bonds.” See “High-Yield, High Risk Securities” for a further discussion of these types of investments.

The Fund may also invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock (“PERCS”), which provide an investor, such as the Fund, with the opportunity to earn higher dividend income than is available on a company’s common stock. A PERCS is a preferred stock which generally features a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Upon the conversion date, most PERCS convert into common stock of the issuer (PERCS are generally not convertible into cash at maturity). Under a typical arrangement, if after a predetermined number of years the issuer’s common stock is trading at a price below that set by the capital appreciation limit, each PERCS would convert to one share of common stock. If, however, the issuer’s common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock. The amount of that fractional share of common stock received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market price of the issuer’s common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. However, if called early, the issuer may pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date of the PERCS.

The Fund may also invest in other enhanced convertible securities. These include but are not limited to “ACES” (Automatically Convertible Equity Securities), “PEPS” (Participating Equity Preferred Stock), “PRIDES” (Preferred Redeemable Increased Dividend Equity Securities), “SAILS” (Stock Appreciation Income Linked Securities), “TECONS” (Term Convertible Notes), “QICS” (Quarterly Income Cumulative Securities), and “DECS” (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: they are company-issued convertible preferred stock; unlike PERCS, they do not have capital appreciation limits; they seek to provide the investor with high current income, with some prospect of future capital appreciation; they are typically issued with three to four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity; and upon maturity, they will automatically convert to either cash or a specified number of shares of common stock.

Credit Default Swaps

The Fund may enter into credit default swap (“CDS”) contracts to the extent consistent with its investment objectives and strategies. A CDS contract is a risk-transfer instrument (in the form of a derivative security) through which one party (the “purchaser of protection”) transfers to another party (the “seller of protection”) the financial risk of a Credit Event (as defined below), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic premium. In the most general sense, the benefit for the purchaser of protection is that, if a Credit Event should occur, it has an agreement that the seller of protection will make it whole in return for the transfer to the seller of protection of the reference security or securities. The benefit for the seller of protection is the

4

premium income it receives. The Fund might use CDS contracts to limit or to reduce the risk exposure of the Fund to defaults of the issuer or issuers of its holdings (i.e., to reduce risk when the Fund owns or has exposure to such securities). The Fund also might use CDS contracts to create or vary exposure to securities or markets.

CDS transactions may involve general market, illiquidity, counterparty, and credit risks. CDS prices may also be subject to rapid movements in response to news and events affecting the underlying securities. The aggregate notional amount (typically, the principal amount of the reference security or securities) of the Fund’s investments in the CDS contracts will be limited to 15% of its total net assets. As the purchaser or seller of protection, the Fund may be required to segregate cash or other liquid assets to cover its obligations under certain CDS contracts.

Where the Fund is a purchaser of protection, it will designate on its books and records cash or liquid securities sufficient to cover its premium payments under the CDS. To the extent that the Fund, as a purchaser of protection, may be required in the event of a credit default to deliver to the counterparty: (1) the reference security (or basket of securities); (2) a security (or basket of securities) deemed to be the equivalent of the reference security (or basket of securities); or (3) the negotiated monetary value of the obligation, the Fund will designate the reference security (or basket of securities) on its books and records as being held to satisfy its obligation under the CDS or, where the Fund does not own the reference security (or basket of securities), the Fund will designate on its books and records cash or liquid securities sufficient to satisfy the potential obligation. To the extent that the Fund, as a seller of protection, may be required in the event of a credit default to deliver to the counterparty some or all of the notional amount of the CDS, it will designate on its books and records cash or liquid securities sufficient to cover the obligation. If the CDS permits the Fund to offset its obligations against the obligations of the counterparty under the CDS, then the Fund will only designate on its books and records cash or liquid securities sufficient to cover the Fund’s net obligation to the counterparty, if any. All cash and liquid securities designated by the Fund to cover its obligations under CDSs will be marked to market daily to cover these obligations.

As the seller of protection in a CDS contract, the Fund would be required to pay the par (or other agreed-upon) value of a reference security (or basket of securities) to the counterparty in the event of a default, bankruptcy, failure to pay, obligation acceleration, modified restructuring, or agreed upon event (each of these events is a “Credit Event”). If a Credit Event occurs, the Fund generally would receive the security or securities to which the Credit Event relates in return for the payment to the purchaser of the par value. Provided that no Credit Event occurs, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract in return for this credit protection. In addition, if no Credit Event occurs during the term of the CDS contract, the Fund would have no delivery requirement or payment obligation to the purchaser of protection. As the seller of protection, the Fund would have credit exposure to the reference security (or basket of securities). The Fund will not sell protection in a CDS contract if it cannot otherwise hold the security (or basket of securities).

As the purchaser of protection in a CDS contract, the Fund would pay a premium to the seller of protection. In return, the Fund would be protected by the seller of protection from a Credit Event on the reference security (or basket of securities). A risk in this type of transaction is that the seller of protection may fail to satisfy its payment obligations to the Fund if a Credit Event should occur. This risk is known as counterparty risk and is described in further detail below.

If the purchaser of protection does not own the reference security (or basket of securities), the purchaser of protection may be required to purchase the reference security (or basket of securities) in the case of a Credit Event on the reference security (or basket of securities). If the purchaser of protection cannot obtain the security (or basket of securities), it may be obligated to deliver a security (or basket of

5

securities) that is deemed to be equivalent to the reference security (or basket of securities) or the negotiated monetary value of the obligation.

Each CDS contract is individually negotiated. The term of a CDS contract, assuming no Credit Event occurs, is typically between two and five years. CDS contracts may be unwound through negotiation with the counterparty. Additionally, a CDS contract may be assigned to a third party. In either case, the unwinding or assignment involves the payment or receipt of a separate payment by the Fund to terminate the CDS contract.

A significant risk in CDS transactions is the creditworthiness of the counterparty because the integrity of the transaction depends on the willingness and ability of the counterparty to meet its contractual obligations. If there is a default by a counterparty who is a purchaser of protection, the Fund’s potential loss is the agreed upon periodic stream of payments from the purchaser of protection. If there is a default by a counterparty that is a seller of protection, the Fund’s potential loss is the failure to receive the par value or other agreed upon value from the seller of protection if a Credit Event should occur. CDS contracts do not involve the delivery of collateral to support each party’s obligations; therefore, the Fund will only have contractual remedies against the counterparty pursuant to the CDS agreement. As with any contractual remedy, there is no guarantee that the Fund would be successful in pursuing such remedies. For example, the counterparty may be judgment proof due to insolvency. The Fund thus assumes the risk that it will be delayed or prevented from obtaining payments owed to it.

Currency Swaps

A currency swap is an agreement between two parties to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. For example, a currency swap may involve the exchange by the Fund with another party of the right to receive a foreign currency (paid from the Fund’s investment denominated in the foreign currency) for the right to receive U.S. dollars. The Fund will usually enter into swaps on a net basis, which means the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Currency swaps sometimes also involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. In such a situation, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

Inasmuch as these currency swaps are entered into for good faith hedging purposes, the Advisor and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any currency swap transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody’s or is determined to be of equivalent credit quality by the Advisor. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the currency swap transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agent utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These actions could result in losses to the Fund if it is unable to deliver or receive a specified currency or funds in settlement of obligations, including swap transaction obligations.

6

These actions could also have an adverse effect on the Fund’s swap transactions or cause the Fund’s hedging positions to be rendered useless, resulting in full currency exposure as well as incurring unnecessary transaction costs.

Also, the use of currency transactions could cause the Fund losses due to the inability of foreign securities transactions to be completed. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Furthermore, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Futures Contracts and Options Thereon

A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific fixed income security or index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities is made. When the futures contract is entered into, each party deposits with a broker approximately 5% of the contract amount, called the “initial margin.” Subsequent payments to and from the broker, called “variation margin,” will be made on a daily basis as the price of the underlying security or index fluctuates, making the long and short positions in the futures contracts more or less valuable, a process known as “marking to market.” In the case of options on futures contracts, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to assume a position in the futures contract (a long position if the option is a call and a short position if the option is a put). If the option is exercised by the holder before the last trading day during the option period, the option writer delivers the futures position, as well as any balance in the writer’s futures margin account. If it is exercised on the last trading day, the option writer delivers to the option holder cash in an amount equal to the difference between the option exercise price and the closing level of the relevant security or index on the date the option expires.

The Fund intends to engage in futures contracts and options thereon as a hedge against changes, resulting from market conditions, in the value of securities which are held by the Fund or which the Fund intends to purchase, in accordance with the rules and regulations of the Commodity Futures Trading Commission (“CFTC”). The Fund may also write options on futures contracts to realize through the receipt of premium income a greater return than would be realized in the Fund’s portfolio securities alone. The Fund intends to file with the National Futures Association a notice claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to the Fund’s operation. Accordingly, the Fund will not be subject to registration or regulation as a CPO.

Risks of Transactions in Futures Contracts:  There are several risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts by the Fund is subject to the ability of the Advisor to correctly predict movements in the direction of interest rates or changes in market conditions. These predictions involve skills and techniques that may be different from those involved in the management of the portfolio being hedged. In addition, there can be no assurance that there will be a correlation between movements in the price of the underlying index or securities and movements in the price of the securities that are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates.

7

Although the Fund will purchase or sell futures contracts only on exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular contract or at any particular time. Accordingly, there can be no assurance that it will be possible, at any particular time, to close a futures position. In the event the Fund could not close a futures position and the value of such position declined, the Fund would be required to continue to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price movements of the securities will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

The hours of trading of futures contracts may not conform to the hours during which the Fund may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures market.

Interest Rate and Index Swaps

The Fund may invest in interest rate and index swaps to the extent consistent with their respective investment objectives and strategies. The Fund will only invest in swaps in which all the reference rates are related to or derived from instruments or markets in which the Fund is otherwise eligible to invest, and subject to the investment limitations on the instruments to which the purchased reference rate relates.

Swaps are agreements to exchange payment streams over a period of time with another party, called a counterparty. Each payment stream is based on a specified rate, which could be a fixed or variable interest rate, the rate of return on an index, or some other reference rate. The payment streams are calculated with reference to a hypothetical principal amount, called the notional principal or the notional amount.  For example, in an interest rate swap one party may agree to pay a fixed interest rate to a counterparty and to receive in return variable interest rate payments from the counterparty. The amount that each party pays is calculated by multiplying the fixed and variable rates, respectively, by the notional amount. The payment streams may thus be thought of as interest payments on the notional amount. The notional amount does not actually change hands at any point in the swap transaction; it is used only to calculate the value of the payment streams.

When two counterparties each wish to swap interest rate payments, they typically each enter into a separate interest rate swap contract with a broker/dealer intermediary, who is the counterparty in both transactions, rather than entering into a swap contract with each other directly. The broker/dealer intermediary enters into numerous transactions of this sort, and attempts to mange its portfolio of swaps so as to match and offset its payment receipts and obligations.

The typical minimum notional amount is $5 million. Variable interest rates are usually set by reference to the London Inter-Bank Offered Rate (“LIBOR”). The typical maximum term of an interest rate swap agreement ranges from one to twelve years. Index swaps tend to be shorter term, often for one year. The Advisor presently intends to purchase swaps with maturities of six to twelve months, and in no event greater than two years.

The Fund may also engage in index swaps, also called total return swaps. In an index swap, the Fund may enter into a contract with a counterparty in which the counterparty will make payments to the Fund based on the positive returns of an index, such as a corporate bond index, in return for the Fund paying to the counterparty a fixed or variable interest rate, as well as paying to the counterparty any

8

negative returns on the index. In a sense, the Fund is purchasing exposure to an index in the amount of the notional principal in return for making interest rate payments on the notional principal. As with interest rate swaps, the notional principal does not actually change hands at any point in the transaction. The counterparty, typically an investment bank, manages its obligations to make total return payments by maintaining an inventory of the fixed-income securities that are included in the index.

Swap transactions provide several benefits to the Fund. Interest rate swaps may be used as a duration management tool. Duration is a measure of a bond’s interest-rate sensitivity, expressed in terms of years because it is related to the length of time remaining on the life of a bond. In general, the longer a bond’s duration, the more sensitive the bond’s price will be to changes in interest rates. The average duration of the Fund is the weighted average of the durations of the Fund’s fixed-income securities.

If the Fund wished to shorten the duration of certain of its assets, longer term assets could be sold and shorter term assets acquired, but these transactions have potential tax and return differential consequences. By using an interest rate swap, the Fund could agree to make semi-annual fixed rate payments and receive semi-annual floating rate LIBOR payments adjusted every six months. The duration of the floating rate payments received by the Fund will now be six months. In effect, the Fund has reduced the duration of the notional amount invested from a longer term to six months over the life of the swap agreement.

The Fund may also use swaps to gain exposure to specific markets. For example, suppose bond dealers have particularly low inventories of corporate bonds, making it difficult for a fixed-income fund to increase its exposure to the corporate bond segment of the market. It is generally not possible to purchase exchange-traded options on a corporate bond index. A Fund could replicate exposure to the corporate bond market, however, by engaging in an index swap in which the Fund gains exposure to a corporate bond index in return for paying a LIBOR-based floating interest rate.

Other uses of swaps could help permit the Fund to preserve a return or spread on a particular investment or portion of its portfolio or to protect against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps may also be considered as a substitute for interest rate futures in many cases where the hedging horizon is longer than the maturity of the typical futures contract, and may be considered to provide more liquidity than similar forward contracts, particularly long-term forward contracts.

Counterparty risk.  The primary risk of swap transactions is the creditworthiness of the counterparty, since the integrity of the transaction depends on the willingness and ability of the counterparty to maintain the agreed upon payment stream. This risk is often referred to as counterparty risk. If there is a default by a counterparty in a swap transaction, the Fund’s potential loss is the net amount of payments the Fund is contractually entitled to receive for one payment period (if any – the Fund could be in a net payment position), not the entire notional amount, which does not change hands in a swap transaction. Swaps do not involve the delivery of securities or other underlying assets or principal as collateral for the transaction. A Fund will have contractual remedies pursuant to the swap agreement but, as with any contractual remedy, there is no guarantee that the Fund would be successful in pursuing them — the counterparty may be judgment proof due to insolvency, for example. The Fund thus assumes the risk that they will be delayed or prevented from obtaining payments owed to them. The standard industry swap agreements do, however, permit the Fund to terminate a swap agreement (and thus avoid making additional payments) in the event that a counterparty fails to make a timely payment to the Fund.

In response to this counterparty risk, several securities firms have established separately capitalized subsidiaries that have a higher credit rating, permitting them to enter into swap transactions as a dealer. The Fund will not be permitted to enter into any swap transaction unless, at the time of entering

9

into such transaction, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody’s or is determined to be of equivalent credit quality by the Advisor. In addition, the Advisor will closely monitor the ongoing creditworthiness of swap counterparties in order to minimize the risk of swaps.

In addition to counterparty risk, the use of swaps also involves risks similar to those associated with ordinary portfolio security transactions. If the portfolio manager is incorrect in his or her forecast of market values or interest rates, the investment performance of the Fund which has entered into a swap transaction could be less favorable than it would have been if this investment technique were not used. It is important to note, however, that there is no upper limit on the amount the Fund might theoretically be required to pay in a swap transaction.

In order to ensure that the Fund will only engage in swap transactions to the extent consistent with its investment objectives and strategies, the Fund will only engage in a swap transaction if all of the reference rates used in the swap are related to or derived from securities, instruments or markets that are otherwise eligible investments for the Fund. Similarly, the extent to which the Fund may invest in a swap, as measured by the notional amount, will be subject to the same limitations as the eligible investments to which the purchased reference rate relates.

The Fund will, consistent with industry practice, segregate and mark-to-market daily cash or other liquid assets having an aggregate market value at least equal to the net amount of the excess, if any, of the Fund’s payment obligations over its entitled payments with respect to each swap contract. To the extent that the Fund is obligated by a swap to pay a fixed or variable interest rate, the Fund may segregate securities that are expected to generate income sufficient to meet the Fund’s net payment obligations.

There is not a well developed secondary market for interest rate or index swaps.  Most interest rate swaps are nonetheless relatively liquid because they can be sold back to the counterparty/dealer relatively quickly at a determinable price. Most index swaps, on the other hand, are considered to be illiquid because the counterparty/dealer will typically not unwind an index swap prior to its termination (and, not surprisingly, index swaps tend to have much shorter terms). The Fund will therefore treat all swaps as subject to their limitation on illiquid investments. For purposes of calculating these percentage limitations, the Fund will refer to the notional amount of the swap.

Swaps will be priced using fair value pricing. The income provided by a swap should be qualifying income for purposes of Subchapter M of the Internal Revenue Code (the “Code”). Swaps should not otherwise result in any significant diversification or valuation issues under Subchapter M.

Investment Company Securities

The Fund is permitted to invest in other investment companies, including open-end, closed-end, or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or Securities and Exchange Commission staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation, or other similar transaction. However, the Fund may not operate as a “fund of funds” which invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a “fund of funds.” Any investments that the Fund makes in investment companies will involve the Fund’s pro rata payment of a portion of the expenses, including advisory fees, of such other investment companies. Under the 1940 Act’s current limitations, the Fund in certain circumstances may not: (1) own more than 3% of the voting stock of another investment company; (2) invest more than 5% of the Fund’s total assets in the shares of any one investment company; nor (3) invest more than 10% of the Fund’s total assets in shares of other investment

10

companies. If the Fund elects to limit its investment in other investment companies to closed-end investment companies, the 3% limitation described above is increased to 10%. These percentage limitations also apply to the Fund’s investments in unregistered investment companies.

Master Limited Partnerships

The Fund may invest in master limited partnerships (“MLP”). A MLP is a publicly traded company organized as a limited partnership or limited liability company and treated as a partnership for federal income tax purposes.

MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. When investing in an MLP, the Fund intends to purchase publicly traded common units issued to limited partners of the MLP. The general partner of an MLP is typically owned by one or more of the following: a major energy company, an investment fund, or the direct management of the MLP. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

MLPs combine the tax advantages of a partnership with the liquidity of a publicly traded stock. MLP income is generally not subject to entity-level tax. Instead, an MLP’s income, gain, loss, deductions and other tax items pass through to common unitholders.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

MLP common units represent limited partnership interests in the MLP. Common units are listed and traded on U.S. securities exchanges, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. The Fund intends to purchase common units in market transactions. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP. The Fund intends to invest in MLPs only to an extent and in a manner consistent with the Fund’s qualification as a regulated investment company.

11

An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Although common unitholders are generally limited in their liability, similar to a corporation’s shareholders, creditors typically have the right to seek the return of distributions made to such unitholders if the liability in question arose before the distribution was paid. This liability may stay attached to the common unitholder even after the units are sold. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

Certain diversification and income requirements imposed by the Code will limit the Fund’s ability to invest in MLP securities. In addition, the Fund’s ability to meet its investment objective may depend in part on the level of taxable income and distributions and dividends received from the MLP securities in which the Fund invests, a factor over which the Fund has no control. The benefit derived from our investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution would be reduced and distributions received by us would be taxed entirely as dividend income.

As a limited partner in the MLPs in which the Fund invests, the Fund will receive a pro rata share of income, gains, losses and deductions from those MLPs. Historically, a significant portion of income from such MLPs has been offset by tax deductions. The Fund’s common shareholders will incur a current tax liability on that portion of an MLP’s income and gains that is not offset by tax deductions and losses. The percentage of an MLP’s income and gains that is offset by tax deductions and losses will fluctuate over time for various reasons.

Mortgage-Backed Securities

The Fund may invest in mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by government sponsored corporations. Those securities include, but are not limited to, Government National Mortgage Association (“GNMA”) certificates. Such securities differ from other fixed income securities in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. When prevailing interest rates rise, the value of a GNMA security may decrease as do other debt securities. When prevailing interest rates decline, however, the value of GNMA securities may not rise on a comparable basis with other debt securities because of the prepayment feature of GNMA securities. Additionally, if a GNMA certificate is purchased at a premium above its principal value because its fixed rate of interest exceeds the prevailing level of yields, the decline in price to par may result in a loss of the premium in the event of prepayment. Funds received from prepayments may be reinvested at the prevailing interest rates which may be lower than the rate of interest that had previously been earned.

The Fund also may invest in collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”). CMOs are debt securities issued by U.S. Government agencies or by financial institutions and other mortgage lenders and collateralized by a pool of mortgages held under an indenture. CMOs are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. REMICs, which were

12

authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. To the extent any privately-issued CMOs or REMICs in which the Fund may invest are considered by the Securities and Exchange Commission to be investment companies, the Fund will limit its investments in such securities in a manner consistent with the provisions of the 1940 Act.

The mortgages backing these securities include conventional 30-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. These mortgages may be supported by various types of insurance, may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. Government, its agencies or instrumentalities. However, the guarantees do not extend to the mortgage-backed securities’ value, which is likely to vary inversely with fluctuations in interest rates. These certificates are in most cases “pass-through” instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life or realized yield of a particular issue of pass-through certificates. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, the Fund may reinvest the prepaid amounts in securities, the yield of which reflects interest rates prevailing at the time. Moreover, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses.

Certain CMOs and REMICs may have variable or floating interest rates and others may be stripped. Stripped mortgage securities have greater market volatility than other types of mortgage securities in which the Portfolios may invest.

Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “interest-only” class), while the other class will receive all of the principal (the “principal-only” class). The yield to maturity on an interest-only class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a mortgage pool’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet been fully developed and, accordingly, these securities are generally illiquid and to such extent, together with any other illiquid investments, will not exceed 10% or 15%, as applicable, of the Fund’s net assets.

CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. The Fund may invest in such private-backed securities but, the Fund will do so only if: (i) the securities are 100% collateralized at the time of issuance by securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities and (ii) currently, they are rated at the time of purchase in the two highest grades by a nationally recognized statistical rating organization (“NRSRO”).

13

Repurchase Agreements

A repurchase agreement is a short-term investment by which the purchaser acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield of the debt security during the purchaser’s holding period. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to the Fund, if any, would be the difference between the repurchase price and the market value of the security. The Fund will limit its investments in repurchase agreements to those which the Advisor determines to present minimal credit risks and which are of high quality. In addition, the Fund must have collateral of at least 102% of the repurchase price, including the portion representing the Fund’s yield under such agreements which is monitored on a daily basis.

The funds in the Delaware Investments® family (each, a “Delaware Investments® Fund” and collectively, the “Delaware Investments® Funds”), including the Fund, have obtained an exemption (the “Order”) from the Securities and Exchange Commission from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow the Delaware Investments® Funds jointly to invest cash balances. The Fund may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.

Restricted/Illiquid Securities

The Fund may purchase privately-placed debt and other securities whose resale is restricted under applicable securities laws. Such restricted securities generally offer a higher return than comparable registered securities but involve some additional risk since they can be resold only in privately-negotiated transactions or after registration under applicable securities laws. The registration process may involve delays which could result in the Fund obtaining a less favorable price on a resale. The Fund will not purchase illiquid assets if more than 10% of its net assets would then consist of such illiquid securities.

Illiquid securities, for purposes of this policy, include repurchase agreements maturing in more than seven days.

The Fund may invest in restricted securities, including securities eligible for resale without registration pursuant to Rule 144A (“Rule 144A Securities”) under the 1933 Act. Rule 144A exempts many privately placed and legally restricted securities from the registration requirements of the 1933 Act and permits such securities to be freely traded among certain institutional buyers such as the Fund.

While maintaining oversight, the Board of Trustees has delegated to the Advisor the day-to-day functions of determining whether or not individual Rule 144A Securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. The Board has instructed the Advisor to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

If the Advisor determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, the Fund’s holdings of illiquid securities exceed the Fund’s limit on investment in such securities, the Advisor will determine what action shall be taken to ensure that the Fund continues to adhere to such limitation.

14

Short Sales

The Fund may from time to time engage in short sales of securities, for investment or for hedging purposes. Short sales are transactions in which the Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The Fund may be required to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities. In the event that the Fund elects to pursue such a strategy, the Fund expects it would sell shares of portfolio securities short through a pair trade system, where it would maintain a long position in a basket of dividend-paying stocks and a short position in a security or securities replicating an index, which the Fund expects to be outperformed by the dividend-paying stocks it owns.

The Fund may also sell short individual stocks that the Fund expects to underperform other stocks which the Fund holds. For hedging purposes, the Fund may purchase or sell short futures contracts on global equity indexes.

To the extent that a short sale is not covered, the short sale would be considered a “senior security,” subject to 1940 Act limitations.  The “senior security” limitations in the 1940 Act provide that the Fund may not engage in a short sale, which is not covered, if, after giving effect to such sale, the market value of all securities sold short (and all other senior securities) that are not covered by the Fund exceeds 33 1/3% of the value of its total assets (including any amounts borrowed by the Fund).  The Fund anticipates that it will generally not make an uncovered short sale if, after giving effect to such sale, the market value of all securities sold short, which are not covered, by the Fund exceeds 20% of the value of its total assets.

If the short sale is covered, the “senior security” limitations do not apply.  To cover a short sale, the Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. Government securities or other liquid securities. When “covering” a short sale, the Fund must segregate assets (cash or liquid assets) on the books of the Fund or its custodian equal to (i) the greater of the current market value of the stocks sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund’s broker (not including the proceeds from the short sales). Depending on arrangements made with the broker-dealer from which the Fund borrowed the security any payments received by the broker or the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.  The Fund may be required to add to the segregated account as the market price of a shorted security increases. Covering the short sale may result in increased transaction costs associated with selling securities short. As a result of maintaining and adding to its segregated account, the Fund may maintain higher levels of cash or liquid assets (for example, U.S. Treasury bills, repurchased agreements, high quality commercial paper and long equity positions) for collateral needs thus reducing its overall assets available for trading purposes. In addition, the Fund’s entry into a short sale transaction could be treated as a constructive sale causing the recognition of gain, but not loss, for tax purposes.

A short sale is also covered if the Fund owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (referred to as a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. The Fund expects normally to close its short sales against-the-box by delivering newly acquired stock.

15

Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. Short-selling exposes the Fund to unlimited risk with respect to that security due to the lack of an upper limit on the price to which an instrument can rise. Although the Fund reserves the right to utilize short sales, and currently intends to utilize short sales, the Advisor is under no obligation to utilize short sales at all. The Fund currently intends to close out each short position prior to the underlying issuer's ex-dividend date, if any, to avoid the Fund incurring any dividend expense in connection with such short position.

A short sale will be successful if the shorted security price decreases, which will result in the Fund realizing a gain. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund’s gain is limited to the difference between the price at which it sold the security short and zero (where the current market price of the security approaches zero), its potential loss is unlimited depending on high the current market price rises above the price at which the Fund sold the security short.

Short-Term Investments

The short-term investments in which the Fund may invest include, but are not limited to:

(1)           Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers’ acceptances issued by a U.S. commercial bank. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by the Fund, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of the Fund. Certificates of deposit are negotiable short-term obligations issued by commercial banks against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

The Fund will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion or, in the case of a bank which does not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) it is a member of the Federal Deposit Insurance Corporation, and (iii) the bank or its securities have received the highest quality rating by an NRSRO;

16

(2)           Commercial paper with the highest quality rating by a NRSRO (e.g., A-1 by S&P or Prime-1 by Moody’s) or, if not so rated, of comparable quality as determined by the Advisor;

(3)           Short-term corporate obligations with the highest quality rating by a NRSRO (e.g., AAA by S&P or Aaa by Moody’s) or, if not so rated, of comparable quality as determined by the Advisor;

(4)                                  U.S. Government securities (see “U.S. Government Securities”); and

(5)           Repurchase agreements collateralized by securities listed above.

Unseasoned Companies

The Fund may invest in relatively new or unseasoned companies which are in their early stages of development, or small companies positioned in new and emerging industries where the opportunity for rapid growth is expected to be above average. Securities of unseasoned companies present greater risks than securities of larger, more established companies. The companies in which the Fund may invest may have relatively small revenues, limited product lines, and may have a small share of the market for their products or services. Small companies may lack depth of management, they may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing or favorable terms, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. Due to these and other factors, small companies may suffer significant losses as well as realize substantial growth, and investments in such companies tend to be volatile and are therefore speculative.

U.S. Government Securities

The Fund may invest in U.S. Government securities. U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, investors in such securities look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, the Federal Housing Administration, the Maritime Administration, the Small Business Administration, and others. Certain agencies and instrumentalities, such as the GNMA, are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make “indefinite and unlimited” drawings on the Treasury, if needed to service their debt. Debt from certain other agencies and instrumentalities, including the FNMA, are not guaranteed by the United States, but those institutions are protected by the discretionary authority for the U.S. Treasury to purchase certain amounts of their securities to assist the institutions in meeting their debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System, the Tennessee Valley Authority and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under U.S. Government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. Government.

An instrumentality of a U.S. Government agency is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include,

17

among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks, and the FNMA.

The maturities of such securities usually range from three months to thirty years. While such securities are guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities, their market values may fluctuate and are not guaranteed, which may, along with the other securities in the Fund’s portfolio, cause the Fund’s daily NAV to fluctuate.

When-Issued and Delayed-Delivery Securities

The Fund may purchase securities on a when-issued or delayed-delivery basis. In such transactions, instruments are purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily. The payment obligation and the interest rates that will be received are each fixed at the time the Fund enters into the commitment and no interest accrues to the Fund until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed.

Zero Coupon Bonds and Pay-In-Kind Bonds

The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon, deferred interest and pay-in-kind bonds. These bonds carry an additional risk in that, unlike bonds that pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment date and, if the issuer defaults, the Fund may obtain no return at all on its investment. Zero coupon, deferred interest and pay-in-kind bonds involve additional special considerations.

Zero coupon or deferred interest securities are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest (the “cash payment date”) and therefore are generally issued and traded at a discount from their face amounts or par value. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon or deferred interest securities having similar maturities and credit quality. Current federal income tax law requires that a holder of a zero coupon security report as income each year the portion of the original issue discount on the security that accrues that year, even though the holder receives no cash payments of interest during the year.

Pay-in-kind bonds are securities that pay interest through the issuance of additional bonds. The Fund will be deemed to receive interest over the life of these bonds and be treated as if interest were paid on a current basis for federal income tax purposes, although no cash interest payments are received by the Fund until the cash payment date or until the bonds mature. Accordingly, during periods when the Fund receive no cash interest payments on its zero coupon securities or deferred interest or pay-in-kind bonds, it may be required to dispose of portfolio securities to meet the distribution requirements and these sales may be subject to the risk factors discussed above.

18

MANAGEMENT OF THE FUND

Investment Management Agreement

Although Delaware Management Company (“DMC” or the “Advisor”) intends to devote such time and effort to the business of the Fund as is reasonably necessary to perform its duties to the Fund, the services of DMC are not exclusive and DMC provides similar services to other investment companies and other clients and may engage in other activities.

The Investment Management Agreement is dated           , 2007, and was approved by the initial shareholder on         , 2007. The Investment Management Agreement has an initial term of two years and may be renewed each year only so long as such renewal and continuance are specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, and only if the terms of and the renewal thereof have been approved by the vote of a majority of the Fund’s Independent Trustees who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement is terminable without penalty on 60 days’ notice by the Fund’s Board of Trustees or by the Advisor. The Investment Management Agreement will terminate automatically in the event of its assignment.

As compensation for the services rendered under the Investment Management Agreement, the Fund shall pay the Advisor an annual management fee, payable monthly, in an amount equal to 1.00% of the average daily value of the Fund’s net assets. In the event the Fund utilizes leverage, the fee paid to the Advisor will be higher than if the Fund did not use leverage because the fees paid will be calculated based on the Fund’s net assets, which include the principal amount of outstanding borrowings used for leverage.

Except for those expenses borne by the Advisor under the Investment Management Agreement, the Fund is responsible for all of its own expenses. In addition to the management fee of DMC, the Fund pays all other costs and expenses of its operations, including but not limited to, compensation of its trustees (other than those affiliated with DMC), custodian, administrator, leveraging expenses, transfer and dividend disbursing agent expenses, legal fees, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

19

Trustees and Officers

The officers of the Fund manage its day-to-day operations. The officers are directly responsible to the Fund’s Board of Trustees which sets broad policies for the Fund and chooses its officers. Below is a list of the trustees and officers of the Fund and their present positions and principal occupations during the past five years.

Certain officers and Trustees of the Fund hold identical positions in each of the other Delaware Investments® Funds. The Fund’s Trustees and principal officers are noted below along with their ages and their business experience for the past five years. The Trustees serve for indefinite terms until their resignation, death, or removal.

Name, Address, and Birthdate	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Director or Officer	Other Directorships Held by Trustee/ Director or Officer
Interested Trustees

Patrick P. Coyne(1) 2005 Market Street Philadelphia, PA 19103 April 14, 1963	Chairman, President, Chief Executive Officer, and Trustee	Chairman and Trustee since April 12, 2007 President and Chief Executive Officer since April 12, 2007	Mr. Coyne has served in various executive capacities at different times at Delaware Investments(2)	84	None

Independent Trustees

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 4, 1947	Trustee	Since May 17, 2007	Private Investor — (March 2004 — Present) Investment Manager — Morgan Stanley & Co. (January 1984–March 2004)	84	None

John A. Fry 2005 Market Street Philadelphia, PA 19103 May 28, 1960	Trustee	Since May 17, 2007	President Franklin & Marshall College (June 2002 — Present) Executive Vice President — University of Pennsylvania (April 1995 — June 2002)	84	Director—Community Health Systems

Anthony D. Knerr 2005 Market Street Philadelphia, PA 19103 December 7, 1938	Trustee	Since May 17, 2007	Founder/Managing Director — Anthony Knerr & Associates (Strategic Consulting) (1990—Present)	84	None

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 24, 1947	Trustee	Since May 17, 2007	Chief Investment Officer — Assurant, Inc. (Insurance) (2002—2004)	84	None

Ann R. Leven 2005 Market Street Philadelphia, PA 19103 November 1, 1940	Trustee	Since May 17, 2007	Consultant — ARL Associates Financial Planner (1983 — Present)	84	Director and Audit Committee Chairperson — Andy Warhol Foundation Director and Audit Committee Chair — Systemax Inc.

20

Name, Address, and Birthdate	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Director or Officer	Other Directorships Held by Trustee/ Director or Officer
Thomas F. Madison 2005 Market Street Philadelphia, PA 19103 February 25, 1936	Trustee	Since May 17, 2007	President/Chief Executive Officer — MLM Partners, Inc. (Small Business Investing & Consulting) (January 1993 — Present)	84	Director — CenterPoint Energy Director and Audit Committee Chair —Digital River Inc. Director and Audit Committee Chair — Rimage Corporation Director — Valmont Industries, Inc.

Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 31, 1948	Trustee	Since May 17, 2007	Vice President (January 2003 — Present) and Treasurer (January 2006 — Present) 3M Corporation Ms. Yeomans has held various management positions at 3M Corporation since 1983.	84	None

J. Richard Zecher 2005 Market Street Philadelphia, PA 19103 July 3, 1940	Trustee	Since May 17, 2007	Founder — Investor Analytics (Risk Management) (May 1999 — Present)	84	Director and Audit Committee Member — Investor Analytics Director and Audit Committee Member— Oxigene, Inc.

Name, Address, and Birthdate	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Director or Officer	Other Directorships Held by Trustee/ Director or Officer
Officers

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 2, 1963	Vice President, Deputy General Counsel, and Secretary	Secretary since April 12, 2007 Vice President since May 17, 2007	Mr. Connor has served as Vice President and Deputy General Counsel at Delaware Investments since 2000	84	None(4)

21

Name, Address, and Birthdate	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Director or Officer	Other Directorships Held by Trustee/ Director or Officer
David P. O’Connor 2005 Market Street Philadelphia, PA 19103 February 21, 1966	Senior Vice President, General Counsel, and Chief Legal Officer	Senior Vice President, General Counsel, and Chief Legal Officer since May 17, 2007	Mr. O’Connor has served in various executive and legal capacities at different times at Delaware Investments	84	None(4)

John J. O’Connor 2005 Market Street Philadelphia, PA 19103 June 16, 1957	Senior Vice President and Treasurer	Treasurer since May 17, 2007	Mr. O’Connor has served in various executive capacities at different times at Delaware Investments	84	None(4)

Richard Salus 2005 Market Street Philadelphia, PA 19103 October 4, 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since April 12, 2007 Senior Vice President since May 17, 2007	Mr. Salus has served in various executive capacities at different times at Delaware Investments	84	None(4)

(1) Mr. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s Advisor.
(2) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s Advisor and administrator.

(3)          In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments® Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

(4)          Messrs. Connor, David P. O’Connor, John J. O’Connor, and Salus also serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager and administrator as the Fund. Mr. John J. O’Connor also serves in a similar capacity for Lincoln Variable Insurance Products Trust, which has the same investment manager as the Fund.

The following table shows each Trustee’s ownership of shares of the Fund and of all Delaware Investments® Funds as of December 31, 2006.

Name	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Interested Trustee
Patrick P. Coyne	None	Over $100,000
Independent Trustees
Thomas L. Bennett	None	None
John A. Fry(2)	None	Over $100,000
Anthony D. Knerr	None	$10,001 - $50,000
Lucinda S. Landreth	None	$50,001 - $100,000
Ann R. Leven	None	Over $100,000
Thomas F. Madison	None	$10,001 - $50,000
Janet L. Yeomans	None	Over $100,000
J. Richard Zecher	None	$10,001-$50,000

(1)          The Fund is a newly organized closed-end investment company. Accordingly, as of the date of this Statement of Additional Information, none of the Trustees beneficially own any securities issued by the Fund.

(2)          As of December 31, 2006, John A. Fry held assets in a 529 Plan account. Under the terms of the Plan, a portion of the assets held in the Plan may be invested in the Delaware Investments® Funds. Mr. Fry held no shares of the Delaware Investments® Funds outside of the Plan as of December 31, 2006.

22

Compensation of Trustees

The following table sets forth the compensation received or to be received by each Trustee from the Fund and the total compensation received from all Delaware Investments® Funds for which he or she served as a Trustee or Director. Only the Trustees of the Fund who are not “interested persons” as defined by the 1940 Act (i.e., the “Independent Trustees”) receive compensation from the Fund. The following table provides, in addition, information on the retirement benefits accrued on behalf of those Trustees eligible to receive such benefits under the Delaware Investments® Retirement Plan for Trustees/Directors (the “Retirement Plan”). This plan was recently terminated as more fully described below.

Trustee	Aggregate Compensation to be Received from the Fund(1)	Retirement Benefits Accrued as Part of Fund Expenses(2)	Total Compensation from the Investment Companies in the Delaware Investments® Complex(3)
Thomas L. Bennett	$1,365	$0	$171,288
John A. Fry	$1,298	$0	$170,300
Anthony D. Knerr	$1,214	$0	$151,300
Lucinda S. Landreth	$1,281	$0	$160,300
Ann R. Leven	$1,545	$0	$205,300
Thomas F. Madison	$1,298	$0	$176,000
Janet L. Yeomans	$1,281	$0	$158,500
J. Richard Zecher	$1,281	$0	$161,000

(1)   The amounts set forth in this column represent the estimated future payments that the Trustees are expected to receive for their service on the Board from inception to the fiscal year ending November 30, 2007.

(2)   Figures reflect amounts already accrued under a Retirement Plan and additional amounts accrued to effect the termination of the Retirement Plan for investment companies that are part of the Delaware Investments® complex as of November 30, 2006. The Advisor has agreed to absorb a minimum of $500,000 through certain additional waivers and/or reimbursements for those funds within the Delaware Investments® complex that are subject to expense limitations. The Fund will not bear the cost of the Retirement Plan benefits because the Retirement Plan was terminated prior to the Fund’s inception.

(3)   The amounts set forth in this column represent compensation for the 12-month period ended February 28, 2007, which is not the Fund’s fiscal year end. As the Fund was not in existence at this time, the amounts do not include compensation paid by the Fund. Effective December 1, 2006, each Independent Trustee/Director will receive an annual retainer fee of $84,000 for serving as a Trustee/Director for all 31 investment companies in the Delaware Investments® family, plus $5,000 per day for attending each Board Meeting held on behalf of all investment companies in the complex. Members of the Nominating and Corporate Governance Committee, Audit Committee, and Investments Committee receive additional compensation of $2,500 for each Committee meeting attended. In addition, the chairpersons of the Audit, Investments, and Nominating and Corporate Governance Committees each receive an annual retainer of $15,000. The Lead/Coordinating Trustee/Director of the Delaware Investments® Funds receives an additional annual retainer of $35,000. These amounts do not include payments related to the termination of the Retirement Plan.

23

Until the Retirement Plan’s termination as described below, each Independent Trustee who, at the time of his or her retirement from the Boards, having attained the age of 70 and served on the Boards for at least five continuous years, was entitled to receive payments from each investment company in the Delaware Investments® family for which he or she had served as Trustee/Director. These payments were to be made for a period equal to the lesser of the number of years that such person served as a Trustee/Director or the remainder of such person’s life. The amount of such payments would have been equal, on an annual basis, to the amount of the annual retainer paid to Trustees/Directors of each investment company at the time of such person’s retirement.

The table below sets forth the estimated annual retirement benefit that would have been payable under the Retirement Plan at specified compensation levels and years of service. Trustees credited with years of service through December 31, 2006 are: Mr. Knerr (17 years), Ms. Leven (17 years), Mr. Madison (13 years), Ms. Yeomans (8 years), and Mr. Fry (6 years).

	Years of Service
Amount of Annual Retainer Paid in Last Year of Service	0-4 Years	5 Years or More
$80,000(1)	$0	$80,000

(1)          Reflects annual retainer at the time of termination for Anthony D. Knerr, Ann R. Leven, Thomas F. Madison, Janet L. Yeomans, and John A. Fry.

The Board of Trustees/Directors of the Delaware Investments® Funds voted to terminate the Delaware Investments Retirement Plan for Trustees/Directors, effective November 30, 2006. As a result of the termination of the Retirement Plan, no further benefits will accrue to any current or future directors and a one-time payment of benefits earned under the Retirement Plan will be paid to eligible Trustees/Directors. The amount of the payment made on January 31, 2007 represents the benefits to which the current Trustee/Director is entitled under the terms of the Retirement Plan. The calculation of such amount is based on: (1) the annual retainer amount as of the date of termination ($80,000), (2) each Trustee/Director’s years of service as of the date of termination (listed above), and (3) the actuarially determined life expectancy of each Trustee/Director. The payments thus calculated are discounted to present value.

The net present value of the benefits accrued under the plan to which each such Independent Trustee/Director is entitled was calculated by a licensed/certified actuary and then reviewed and approved by the Delaware Investments® Funds’ Independent Directors who had no benefits vested under the Plan. The amounts being paid in 2007 are as follows: Anthony D. Knerr ($702,373), Ann R. Leven ($648,635), Thomas F. Madison ($696,407), Janet L. Yeomans ($300,978), and John A. Fry ($155,030). The Fund will not bear the cost of the Retirement Plan benefits because the Retirement Plan was terminated prior to the Fund’s inception.

24

The Board of Trustees has the following committees:

Audit Committee:  This committee monitors accounting and financial reporting policies and practices, and internal controls for the Fund. It also oversees the quality and objectivity of the Fund’s financial statements and the independent audit thereof, and acts as a liaison between the Fund’s independent registered public accounting firm and the full Board of Trustees. The Fund’s Audit Committee consists of the following four Independent Trustees: Thomas F. Madison, Chairman; Thomas L. Bennett; Jan L. Yeomans; and J. Richard Zecher.

Nominating and Corporate Governance Committee:  This committee recommends Board members, fills vacancies, and considers the qualifications of Board members. The committee also monitors the performance of counsel for the Independent Trustees. The committee will consider shareholder recommendations for nomination to the Board of Trustees only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill a vacancy must submit their recommendations in writing to the Nominating and Corporate Governance Committee, c/o Delaware Investments® Funds at 2005 Market Street, Philadelphia, Pennsylvania 19103. Shareholders should include appropriate information on the background and qualifications of any person recommended (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board. The committee consists of the following four Independent Trustees: John A. Fry, Chairman; Anthony D. Knerr; Lucinda S. Landreth; and Ann R. Leven (ex-officio).

Independent Trustee Committee:  This committee develops and recommends to the Board a set of corporate governance principles and oversees the evaluation of the Board, its committees, and its activities. The committee is comprised of all of the Fund’s Independent Trustees.

Investments Committee:  The primary purposes of the Investments Committee are to: (i) assist the Board at its request in its oversight of the investment advisory services provided to the Fund by the Advisor as well as any sub-advisers; (ii) review all proposed advisory and sub-advisory agreements for new funds or proposed amendments to existing agreements and to recommend what action the full Board and the independent directors/trustees take regarding the approval of all such proposed arrangements; and (iii) review from time to time reports supplied by the Advisor regarding investment performance and expenses and suggest changes to such reports. The Investments Committee consists of the following four Independent Trustees: Thomas L. Bennett, Chairman; Lucinda S. Landreth; Jan L. Yeomans; and J. Richard Zecher.

As the Fund is a closed-end investment company with no prior investment operations, no meetings of the above committees have been held in the current fiscal year.

Proxy Voting Policies

The Fund has formally delegated to the Advisor the responsibility for making all proxy voting decisions in relation to portfolio securities held by the Fund. If and when proxies need to be voted on behalf of the Fund, the Advisor will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the “Procedures”). The Advisor has established a Proxy Voting Committee (the “Committee”) which is responsible for overseeing the Advisor’s proxy voting process for the Fund. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Advisor to vote proxies in a manner consistent with the goal of voting in the best interests of the Fund.

25

In order to facilitate the actual process of voting proxies, the Advisor has contracted with Institutional Shareholder Services (“ISS”) to analyze proxy statements on behalf of the Fund and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS’s proxy voting activities. If a proxy has been voted for the Fund, ISS will create a record of the vote. Information, if any, regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge: (i) through the Fund’s Web site at www.delawareinvestments.com; and (ii) on the Securities and Exchange Commission’s Web site at www.sec.gov.

The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Advisor will normally vote against management’s position when it runs counter to its specific Proxy Voting Guidelines (the “Guidelines”), and the Advisor will also vote against management’s recommendation when it believes that such position is not in the best interests of the Fund.

As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the Fund. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals to create a new class of common stock with superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to management compensation plans are determined on a case-by-case basis; and (vii) generally vote for reports on the level of greenhouse gas emissions from the company’s operations and products.

Because the Fund has delegated proxy voting to the Advisor, the Fund is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Advisor does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies that the Advisor receives on behalf of the Fund are voted by ISS in accordance with the Procedures. Because almost all Fund proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for the Advisor to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Advisor during the proxy voting process. In the very limited instances where the Advisor is considering voting a proxy contrary to ISS’s recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Advisor or affiliated persons of the Advisor. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the Fund. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the Fund.

Codes of Ethics

The Fund and Advisor have adopted Codes of Ethics in compliance with the requirements of Rule 17j-1 under the 1940 Act, which govern personal securities transactions. Under the Codes of Ethics, persons subject to the Codes are permitted to engage in personal securities transactions, including securities that may be purchased or held by the Fund, subject to the requirements set forth in Rule 17j-1 under the 1940 Act and certain other procedures set forth in the applicable Code of Ethics. These codes

26

can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-202-942-8090. These codes of ethics are available on the EDGAR Database on the Securities and Exchange Commission’s web site (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-0102.

Investment Advisor

Delaware Management Company (“DMC”) acts as the Fund’s investment advisor. DMC, located at 2005 Market Street, Philadelphia, Pennsylvania 19103, provides investment advisory services for registered investment companies and is a series of Delaware Management Business Trust, which is an indirect subsidiary of Delaware Management Holdings, Inc. (“DMH”). DMH is an indirect subsidiary, and subject to the ultimate control, of Lincoln National Corporation, a publicly traded corporation (NYSE-LNC). Lincoln, with headquarters in Philadelphia, Pennsylvania, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. Delaware Investments is the marketing name for DMH and its subsidiaries. The Advisor and its affiliates own the name “Delaware Group.” Under certain circumstances, including the termination of the Fund’s advisory relationship with the Advisor, the Advisor and its affiliates could cause the Fund to delete the words “Delaware Group” from its name.

As of March 31, 2007, the assets under management of DMC and its affiliates (“Delaware Investments”) totaled nearly $166.1 billion, of which approximately $41.2 billion were managed by DMC. The Advisor also provides investment management services to all of the other Delaware Investments® Funds. Affiliates of the Advisor also manage other investment accounts. While investment decisions for the Fund are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Fund. The Advisor pays the salaries of all Trustees, officers, and employees who are affiliated with both the Advisor and the Fund.

Portfolio Managers

The following chart lists certain information about types of other accounts for which each portfolio manager is primarily responsible as of December 31, 2006. Any accounts managed in a personal capacity appear under “Other Accounts” along with other accounts managed on a professional basis. The personal account information is current as of the most recent calendar quarter end for which account statements are available.

	Number of Accounts	Total Assets Managed	No. of Accounts with Performance- Based Fees	Total Assets in Accounts with Performance- Based Fees
Bob Zenouzi
Registered Investment Companies	6	$2.5 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	4	$108.0 billion	0	$0
Damon J. Andres
Registered Investment Companies	6	$2.5 billion	0	$0

27

	Number of Accounts	Total Assets Managed	No. of Accounts with Performance- Based Fees	Total Assets in Accounts with Performance- Based Fees
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	4	$108.0 billion	0	$0
Liu-Er Chen
Registered Investment Companies	2	$1.2 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	3	$5.5 million	0	$0
Thomas H. Chow
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	7	$68.8 billion	0	$0
Zoë A. Neale
Registered Investment Companies	4	$1.3 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	11	$384 million	0	$0
D. Tysen Nutt Jr.
Registered Investment Companies	10	$4.1 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	36	$3.8 billion	2	$1.1 billion
Philip R. Perkins
Registered Investment Companies	4	$2.1 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	4	$300.0 million	1	$678.7 million

Description of Material Conflicts of Interest

Individual portfolio managers may perform investment management services for other accounts similar to those provided to the Fund and the investment action for each account and the Fund may differ. For example, one account or the Fund may be selling a security, while another account or the Fund may be purchasing or holding the same security. As a result, transactions executed for one account and the Fund may adversely affect the value of securities held by another account. Additionally, the management of multiple accounts and the Fund may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple accounts and the Fund. A portfolio manager may discover an investment opportunity that may be suitable for more than one account and the Fund. The investment opportunity may be limited, however, so that all accounts and the Fund for which the investment would be suitable may not be able to participate. DMC has adopted procedures designed to allocate investments fairly across multiple accounts.

28

Three of the accounts managed by the portfolio mangers (two by Mr. Nutt and one by Mr. Perkins) have a performance-based fee. This compensation structure presents a potential conflict of interest. The portfolio manager has an incentive to manage this account so as to enhance its performance, to the possible detriment of other accounts for which the investment manager does not receive a performance-based fee.

A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While DMC’s code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation Structure

Each portfolio’s manager’s compensation consists of the following:

Base Salary–  Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus –

REITs (Bob Zenouzi and Damon J. Andres): The bonus pool is determined by the revenues associated with the products a portfolio manager manages. DMC keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) create the “bonus pool” for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor having the largest share.

The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factors are the performance of the funds managed relative to the performance of the appropriate Lipper peer groups and the performance of the institutional accounts relative to the NAREIT equity index, each of which is given equal weight. Performance is measured as the result of one’s standing in the Lipper peer groups and relative to the NAREIT equity index on a one-year, three-year and five-year basis, all of which are equally weighted. There is no objective award for a fund whose performance falls below the 50th percentile for a given time period. There is a sliding scale for performance achievements above the 50th percentile.

Emerging Markets (Liu-Er Chen): There is a base bonus that is guaranteed. Any additional bonus over the base bonus is 100% based on subjective factors. After certain performance objectives are reached the bonus pool will increase above the base bonus. The primary objective is the performance of the fund relative to the Emerging Markets Lipper peer group. Performance is measured as the result of one’s standing in the Lipper peer group on a one-year, three-year and five-year basis. Three year performance is weighted more heavily and there is no award above the base bonus for performance below the 40th percentile for a given time period. There is a sliding scale for performance achievements above the 50th percentile.

High Yield and Global Bond (Thomas H. Chow and Philip R. Perkins): Each portfolio manager is eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors. There is one pool for bonus payments for the fixed income department. The amount of the pool for bonus payments is first determined by mathematical equation based on all assets managed (including investment companies, insurance product-related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles, and managed

29

separate accounts. Generally, 50%-70% of the bonus is quantitatively determined. For more senior portfolio managers, a higher percentage of the bonus is quantitatively determined. For investment companies, each manager is compensated according the Fund’s Lipper peer group percentile ranking on a one-year and three-year basis, equally weighted. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking against the Frank Russell and Callan Associates databases on a one-year and three-year basis, with three-year performance more heavily weighted. There is no objective award for a fund that falls below the 50th percentile over the three-year period. There is a sliding scale for investment companies that are ranked above the 50th percentile. The remaining 30%-50% portion of the bonus is discretionary as determined by Delaware Investments and takes into account subjective factors.

Focus International Equity (Zoë A. Neale): The bonus pool is determined by the revenues associated with the products a portfolio manager manages. DMC keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) create the “bonus pool” for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor having the largest share.

Due to transitioning of responsibilities of this team, the team’s bonuses for the past year were guaranteed. It is anticipated that going forward an objective component will be added that is reflective of account performance relative to an appropriate peer group or database.

Focus Value (D. Tysen Nutt Jr.): The bonus pool is determined by the revenues associated with the products a portfolio manager manages. DMC keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) create the “bonus pool” for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor having the largest share.

Due to transitioning of responsibilities of this team, the team’s bonuses for the past year were guaranteed. It is anticipated that going forward an objective component will be added that is reflective of account performance relative to an appropriate peer group or database.

Deferred Compensation – Each named portfolio manager is eligible to participate in the Lincoln National Corporation Executive Deferred Compensation Plan, which is available to all employees whose income

30

exceeds a designated threshold. The Plan is a non-qualified unfunded deferred compensation plan that permits participating employees to defer the receipt of a portion of their cash compensation.

Stock Option Incentive Plan/Equity Compensation Plan - Portfolio managers may be awarded options to purchase common shares of Delaware Investments U.S., Inc. pursuant to the terms the Delaware Investments U.S., Inc. Stock Option Plan (non-statutory or “non-qualified” stock options). In addition, certain managers may be awarded restricted stock units, or “performance shares”, in Lincoln National Corporation. Delaware Investments U.S., Inc., is an indirect subsidiary of Delaware Management Holdings, Inc. Delaware Management Holdings, Inc., is in turn a indirect, wholly-owned subsidiary of Lincoln National Corporation.

The Delaware Investments U.S., Inc. Stock Option Plan was established in 2001 in order to provide certain Delaware Investment personnel with a more direct means of participating in the growth of the investment manager. Under the terms of the plan, stock options typically vest in 25% increments on a four-year schedule and expire ten years after issuance.  Options are awarded from time to time by the investment manager in its full discretion. Option awards may be based in part on seniority. The fair market value of the shares is normally determined as of each June 30 and December 31. Shares issued upon the exercise of such options must be held for six months and one day, after which time the shareholder may put them back to the issuer or the shares may be called back from the shareholder.

Portfolio managers who do not participate in the Delaware Investments U.S., Inc. Stock Option Plan are eligible to participate in Lincoln’s Long-Term Incentive Plan, which is designed to provide a long-term incentive to officers of Lincoln. Under the plan, a specified number of performance shares are allocated to each unit and are awarded to participants in the discretion of their managers in accordance with recommended targets related to the number of employees in a unit that may receive an award and the number of shares to be awarded. The performance shares have a three year vesting schedule and, at the end of the three years, the actual number of shares distributed to those who received awards may be equal to, greater than or less than the amount of the award based on Lincoln’s achievement of certain performance goals relative to a pre-determined peer group.

Other Compensation - Portfolio managers may also participate in benefit plans and programs available generally to all employees.

Ownership of Securities

The Fund is a newly organized investment company. Accordingly, as of the date of this Statement of Additional Information, none of the portfolio managers beneficially owns any securities issued by the Fund.

Administrator

Delaware Service Company, Inc. (“DSC”), 2005 Market Street, Philadelphia, Pennsylvania 19103, an affiliate of DMC, will serve as the Fund’s Administrator and will provide accounting and administrative services to the Fund. DSC is responsible for calculating the net asset value of the common shares and generally managing the administrative affairs of the Fund. DSC is entitled to receive a monthly fee at an annual rate of .04% of the Fund’s average daily net assets, plus out of pocket expenses. When the Fund is utilizing leverage, the fee paid to DSC will be higher than if the Fund did not use leverage because the fees paid will be calculated based on the Fund’s net assets, which include the principal amount of outstanding borrowings used for leverage.

31

Custodian and Transfer Agent

The custodian of the assets of the Fund will be Mellon Bank, N.A., and it will perform custodial services. Mellon Investor Services LLC will serve as the Fund’s transfer agent with respect to the common shares.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Advisor selects broker/dealers to execute transactions on behalf of the Fund for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration in selecting broker/dealers is to seek those broker/dealers who provide best execution for the Fund. Best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. A number of trades are made on a net basis where the Fund either buy securities directly from the dealer or sell them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission. When a commission is paid, the Fund pays reasonable brokerage commission rates based upon the professional knowledge of the Advisor’s trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Fund pays a minimal share transaction cost when the transaction presents no difficulty.

Payments of commissions to brokers who are affiliated persons of the Fund (or affiliated persons of such persons) will be made in accordance with Rule 17e-1 under the 1940 Act. Commissions paid on such transactions would be commensurate with the rate of commissions paid on similar transactions to brokers that are not so affiliated.

The Advisor may allocate, out of all commission business generated by all of the funds and accounts under its management, brokerage business to broker/dealers who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities, or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Advisor in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.

As provided in the 1934 Act and the Investment Management Agreement, higher commissions are permitted to be paid to brokers/dealers who provide brokerage and research services than to broker/dealers who do not provide such services, if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions directed to broker/dealers who provide such brokerage and research services may result in the Fund paying higher commissions, the Advisor believes that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the Advisor which constitute in some part brokerage and research services used by the Advisor in connection with its investment decision-making process and constitute in some part services used by the Advisor in connection with administrative or other functions not related to its investment decision-making process. In such cases, the Advisor will make a good faith allocation of brokerage and research services and will

32

pay out of its own resources for services used by the Advisor in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions that generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to the Fund and to other Delaware Investments® Funds. Subject to best execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.

The Advisor may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Advisor and the Fund’s Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

Consistent with the National Association of Securities Dealers, Inc. (“NASD”) and subject to seeking best execution, the Fund may place orders with broker/dealers that have agreed to defray certain expenses of the Delaware Investments® Funds, such as custodian fees.

The Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Advisor, investment considerations warrant such action. The Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover. Such turnover always will be incidental to transactions undertaken with a view to achieving the Fund’s investment objective. These policies, together with the ability of the Fund to effect short sales of securities and to engage in transactions in options and futures, may have the effect of increasing the Fund’s annual rate of portfolio turnover. A high turnover rate (100% or more) may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

33

DESCRIPTION OF SHARES

Common Shares

The Fund intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing. All common shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will send annual and semi-annual reports, including financial statements, to all holders of its shares.

Preferred Shares

The Agreement and Declaration of Trust provides that the Fund’s Board of Trustees may authorize and issue preferred shares (the “Preferred Shares”) with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the holders of the common shares. Holders of common shares have no preemptive right to purchase any Preferred Shares that might be issued. Whenever Preferred Shares are outstanding, the holders of common shares will not be entitled to receive any distributions from the Fund unless all accrued dividends on Preferred Shares have been paid, unless asset coverage (as defined in the 1940 Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the Preferred Shares have been met. Under the 1940 Act, the Preferred Shares shall have complete priority over any other class as to distribution of assets and payment of dividends.

Voting Rights.  The 1940 Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two trustees at all times. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the Preferred Shares, and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s subclassification as a closed-end investment company or changes in its fundamental investment restrictions. As a result of these voting rights, the Fund’s ability to take any such actions may be impeded to the extent that there are any Preferred Shares outstanding. In the event that the Board of Trustees determines to issue preferred shares, such shares will have the voting rights and preferences as deemed appropriate by the Board of Trustees.

The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Preferred Shares. The class vote of holders of Preferred Shares described above will in each case be in addition to any other vote required to authorize the action in question.

Redemption, Purchase, and Sale of Preferred Shares by the Fund.  The terms of any Preferred Shares, as determined by the Board of Trustees, may provide that (1) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued dividends per share, (2) the Fund may tender for or purchase Preferred Shares, and (3) the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Fund will reduce the leverage applicable to the common shares, while any resale of shares by the Fund will increase that leverage.

34

The discussion above describes the possible offering of Preferred Shares by the Fund. If the Board of Trustees determines to proceed with such an offering, the Preferred Shares will have the rights and privileges and deemed appropriate by the Board of Trustees, subject to applicable law and the Fund’s Agreement and Declaration of Trust. The Board of Trustees, without the approval of the holders of common shares, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.

If the Fund were to issue Preferred Shares, the Fund may seek a AAA/Aaa credit rating for the preferred shares from one or more ratings agencies. In that case, as long as preferred shares are outstanding, the composition of its portfolio would reflect guidelines established by such ratings agency. Although, as of the date hereof, no such ratings agency has established guidelines relating to any such preferred shares, based on previous guidelines established by such ratings agencies for the securities of other issuers, the Fund anticipates that the guidelines with respect to the preferred shares would establish a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act. Although, at this time, no assurance can be given as to the nature or extent of the guidelines, which may be imposed in connection with obtaining a rating of the preferred shares, the Fund currently anticipates that such guidelines will include asset coverage requirements, which are more restrictive than those under the 1940 Act, restrictions on certain portfolio investments and investment practices, requirements that the Fund maintain a portion of its assets in short-term, high-quality, fixed-income securities and certain mandatory redemption requirements relating to any preferred shares. No assurance can be given that the guidelines actually imposed with respect to the preferred shares by such ratings agency will be more or less restrictive than guidelines imposed by the Board of Trustees on any preferred stock.

Other Shares

The Board of Trustees (subject to applicable law and the Fund’s Agreement and Declaration of Trust) may authorize an offering, without the approval of the holders of either common shares or Preferred Shares, of other classes of shares, or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the Board of Trustees see fit. The Fund currently does not expect to issue any other classes of shares, or series of shares, except for the common shares and the Preferred Shares.

REPURCHASE OF COMMON SHARES

The Fund is a closed-end management investment company and as such, its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund’s common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund’s Board of Trustees may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. The Board of Trustees may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

Notwithstanding the foregoing, at any time when the Fund has Preferred Shares outstanding, the Fund may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accrued Preferred Shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund’s portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

35

Subject to its investment restrictions, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Fund’s Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, the 1940 Act and the rules and regulations thereunder.

The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Fund of its common shares will reduce net assets which would likely have the effect of increasing the Fund’s expense ratio.

Before deciding whether to take any action if the common shares trade below net asset value, the Fund’s Board of Trustees would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations and any other relevant factors, even if the Fund’s shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

TAX MATTERS

The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and its shareholders. The discussion reflects applicable tax laws of the United States as of the date of this Statement of Additional Information, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”) retroactively or prospectively. This discussion assumes that the Fund’s shareholders hold their common shares as capital assets for U.S. federal income tax purposes (generally, assets held for investment). No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns affecting the Fund and its shareholders (including shareholders owning a large position in the Fund), and the discussions set forth here and in the prospectus do not constitute tax advice. Investors are urged to consult their own tax advisors with any specific questions relating to federal, state, local and foreign taxes.

Taxation of the Fund

The Fund intends to elect and to qualify for special tax treatment afforded to a regulated investment company under Subchapter M of the Code. As long as it so qualifies, in any taxable year in which it meets the distribution requirements described below, the Fund (but not its shareholders) generally will not be subject to U.S. federal income tax to the extent that it distributes its net investment income and net realized capital gains.

In order to qualify to be taxed as a regulated investment company, the Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in

36

such stock, securities or currencies and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities of (I) any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses, or (III) any one or more Qualified Publicly Traded Partnerships.

As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to its shareholders, provided that in such taxable year it distributes at least 90% of the sum of (i) its investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than net capital gain (as defined below), reduced by deductible expenses) determined without regard to the deduction for dividends and distributions paid and (ii) its net tax-exempt interest income (the excess of its gross tax-exempt interest income over certain disallowed deductions). For purposes of satisfying the 90% distribution requirement, a distribution will not qualify if it is a “preferential” dividend (i.e., a distribution which is not fully pro rata among shares of the same class or where there is preference to one class of stock as compared with another class except to the extent that such preference exists by reason of the issuance of such shares). The Fund intends to distribute annually all or substantially all of such income.

The Fund may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to a tax of 35% of such amount. If the Fund retains any net capital gain, it expects to designate the retained amount as undistributed capital gains in a notice to its shareholders, each of whom, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes its share of such undistributed long-term capital gain, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against their U.S. federal income tax liability, if any, and to claim refunds to the extent that the credit exceeds such liability, and (iii) will increase its tax basis in its common shares for the Fund by an amount equal to 65% of the amount of undistributed capital gain included in such shareholder’s gross income.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax at the Fund level. To avoid the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund’s fiscal year), and (iii) certain undistributed amounts from previous years on which the Fund paid no U.S. federal income tax. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% federal excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

37

Dividends and distributions will be treated as paid during the calendar year if they are paid during the calendar year or declared by the Fund in October, November, or December of the year, payable to shareholders of record on a date during such a month and paid by the Fund during January of the following year. Any such dividend or distribution paid during January of the following year will be deemed to be received by the Fund’s shareholders on December 31 of the year the dividend or distribution was declared, rather than when the dividend or distribution is actually received.

If the Fund were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify as a regulated investment company in any year, it would be taxed in the same manner as an ordinary corporation and distributions to the Fund’s shareholders would not be deductible by the Fund in computing its taxable income. In such case, distributions generally would be eligible (i) for treatment as qualified dividend income in the case of individual shareholders and (ii) for the dividend received deduction in the case of corporate shareholders. To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund would be required to distribute to its shareholders its earnings and profits attributable to non-regulated investment company years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, then the Fund would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

If the Fund utilizes leverage through borrowings, it may be restricted by loan covenants with respect to the declaration and payment of dividends in certain circumstances. Limits on the Fund’s payment of dividends may prevent the Fund from distributing at least 90% of its net income and may therefore jeopardize the Fund’s qualification for taxation as a regulated investment company and/or may subject the Fund to the nondeductible 4% federal excise tax. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.

Gain or loss on the sales of securities by the Fund will generally be long-term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

The Fund’s investment in so-called “section 1256 contracts,” such as regulated futures contracts, certain foreign currency contracts, options on most stock indices and any listed nonequity options, are subject to special tax rules. Any such section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions are held as capital assets and are not part of a “hedging transaction” nor part of a “straddle,” generally 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund, but any gains or losses realized by the Fund on certain foreign currency contracts will be treated as ordinary income or loss.  In determining its net income for excise tax purposes, the Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income and ordinary income arising from certain foreign currency contracts), and to realize and distribute any resulting income and gains.

Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, including the dividends received deduction, (ii) convert lower taxed long-term capital gains and qualified dividend income into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash,

38

(v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions, and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. The Fund will monitor its transactions and may make certain tax elections and may be required to borrow money or dispose of securities to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

Because the Fund may invest in foreign securities, its income from such securities may be subject to non-U.S. taxes. Tax conventions may reduce or eliminate such taxes. Due to the makeup of the Fund’s investment portfolio, shareholders will not be entitled to claim a credit or deduction with respect to such foreign taxes. However, if the Fund invests more than 50% of its total assets in non-U.S. securities as of year-end, the Fund may elect to have its foreign tax deduction or credit for foreign taxes paid with respect to qualifying taxes to be taken by its shareholders instead of on its own tax return. If the Fund so elects, each shareholder shall include in gross income, and also treat as paid by him, his proportionate share of the foreign taxes paid by the Fund. If the Fund makes this election, it will furnish its shareholders with a written notice after the close of the taxable year.

The Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (“PFICs”). When investing in PFIC securities, the Fund intends to mark-to-market these securities and will recognize any gains at the end of its fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities. If the Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.  The Fund would not be able to pass through to its shareholders any credit or deduction for such taxes.

Taxation of Shareholders

Distributions paid by the Fund from its investment company taxable income, which includes the excess of net short-term capital gains over net long-term capital losses (together referred to hereinafter as “ordinary income dividends”), are generally taxable to you as ordinary income to the extent of the Fund’s earnings and profits. Such distributions (if designated by the Fund) may, however, qualify (provided holding periods and other requirements are met) (i) for the dividends received deduction in the case of corporate shareholders to the extent that the Fund’s income consists of dividend income from United States corporations, and (ii) for taxable years beginning before January 1, 2011, as “qualified dividend income” eligible for the reduced maximum U.S. federal tax rate to individuals of generally 15% (which is further reduced for individuals in lower brackets) to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive tax treaty with the United States, or whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). A qualified foreign corporation does not include a foreign corporation which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a “passive foreign investment company,” as defined in the Code. If the Fund lends portfolio securities, the amount received by the Fund that is the equivalent of the dividends paid by the issuer on the securities loaned will not be eligible for qualified dividend income treatment. In general, distributions from trust preferred securities will not be eligible for a dividends received deduction nor constitute qualified dividend income while distributions from traditional preferred securities may be eligible for the dividends

39

received deduction and constitute qualified dividend income. There can be no assurance as to what portion of the Fund’s distributions will qualify for the dividends received deduction or constitute qualified dividend income.

A dividend (whether paid in cash or reinvested in additional Fund shares) will not be treated as qualified dividend income (whether received by the Fund or paid by the Fund to a shareholder) if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

Distributions made from net capital gain, which is the excess of net long-term capital gains over net short-term capital losses (“capital gain dividends”), including capital gain dividends credited to a shareholder but retained by the Fund, are taxable to shareholders as long-term capital gains if they have been properly designated by the Fund, regardless of the length of time the shareholder has owned common shares of the Fund. The maximum U.S. federal tax rate on net long-term capital gain of individuals is generally 15% (which is further reduced for individuals in lower brackets) for such gain realized during a taxable year beginning before January 1, 2011. Unrecaptured Section 1250 gain distributions, if any, will be subject to a 25% tax. For non-corporate taxpayers, investment company taxable income (other than qualified dividend income) will currently be taxed at a maximum rate of 35%, while net capital gain generally will be taxed at a maximum rate of 15%. For corporate taxpayers, both investment company taxable income and net capital gain are taxed at a maximum rate of 35%.

Income earned on certain U.S. Government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by U.S. Government obligations, commercial paper, and federal agency-backed obligations (e.g., GNMA or FNMA obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

If, for any calendar year, the Fund’s total distributions exceed both current earnings and profits and accumulated earnings and profits, the excess will generally be treated as a tax-free return of capital up to the amount of a shareholder’s tax basis in the common shares. The amount treated as a tax-free return of capital will reduce a shareholder’s tax basis in the common shares, thereby increasing such shareholder’s potential gain or reducing his or her potential loss on the sale of the common shares. Any amounts distributed to a shareholder in excess of his or her tax basis in the common shares will be taxable to the shareholder as capital gain (assuming the common shares are held as a capital asset).

Generally, not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amount of any ordinary income dividends or capital gain dividends and other distributions. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividends, or capital gains, and in the case of non-U.S. shareholders the Fund may further designate and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

40

The sale or other disposition of common shares of the Fund (except in the case of a redemption where a shareholder’s percentage stock interest is not meaningfully reduced) will generally result in capital gain or loss to shareholders. Generally, a shareholder’s gain or loss will be long-term gain or loss, if the shares have been held for more than one year. Any loss upon the sale or exchange of Fund common shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain) by the shareholder. Any loss a shareholder realizes on a sale or exchange of common shares of the Fund will be disallowed if the shareholder acquires other common shares of the Fund (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the shareholder’s sale or exchange of the common shares. In such case, the basis of the common shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income.

Shareholders may be entitled to offset their capital gain distributions (but not distributions eligible for qualified dividend income treatment) with capital loss. There are a number of statutory provisions affecting when capital loss may be offset against capital gain, and limiting the use of loss from certain investments and activities. Accordingly, shareholders with capital loss are urged to consult their tax advisers.

An investor should be aware that if Fund common shares are purchased shortly before the record date for any taxable distribution (including a capital gain dividend), the purchase price likely will reflect the value of the distribution and the investor then would receive a taxable distribution likely to reduce the trading value of such Fund common shares, in effect resulting in a taxable return of some of the purchase price.

Certain types of income received by the Fund from REITs, “REMICs”, taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as “excess inclusion income.” With respect to Fund shareholders who are not nominees, for Fund taxable years beginning on or after January 1, 2007, the Fund must report excess inclusion income to shareholders in two cases: (1) if the excess inclusion income received by the Fund from all sources exceeds 1 % of the Fund’s gross income, it must inform the non-nominee shareholders of the amount and character of excess inclusion income allocated to them; and (2) if the Fund receives excess inclusion income from a REIT whose excess inclusion income in its most recent tax year ending not later than nine months before the first day of the Fund’s taxable year exceeded 3% of the REIT’s total dividends, the Fund must inform its non-nominee shareholders of the amount and character of the excess inclusion income allocated to them from such REIT. Under these circumstances, (i) the taxable income of any Fund shareholder can in no event be less that the sum of the excess inclusion income allocated to that shareholder and any such excess inclusion income cannot be offset by net operating losses of the shareholder; (ii) if the shareholder is a tax-exempt entity, such as an individual retirement account, 401(k) account, Keogh plan, pension plan or a certain type of charitable entity, and not a “disqualified organization,” then this income is fully taxable as unrelated business taxable income under the Code; (iii) if the shareholder is a non-U.S. shareholder, such shareholder would be subject to U.S. federal income tax withholding at a rate of 30% on this income without reduction or exemption pursuant to any otherwise applicable income tax treaty; and (iv) if the shareholder is a REIT, a regulated investment company, common trust fund or other pass-through entity, such shareholder’s allocable share of the Fund’s excess inclusion income would be considered excess inclusion income of such entity and such entity would be subject to tax at the highest corporate tax rate on any excess inclusion income allocated to their owners that are disqualified organizations. “Disqualified organizations” are generally certain cooperatives, governmental entities and tax-exempt organizations that are not subject to tax on unrelated business taxable income. In addition, the Fund will be taxed at the highest corporate income tax rate on its excess inclusion income that is allocable to the percentage of its shares held in record name by disqualified organizations and, to the extent that Fund shares owned by

41

disqualified organizations are held in record name by a broker/dealer or other nominee, the broker/dealer or other nominee would be liable for the corporate level tax on the portion of the Fund’s excess inclusion income allocable to Fund shares held by the broker/dealer or other nominee on behalf of the disqualified organizations. Because this tax on excess inclusion income allocable to Fund shares held by disqualified organizations is imposed at the Fund level, all shareholders, including shareholders that are not disqualified organizations, will bear a portion of the tax cost associated with the Fund’s receipt of excess inclusion income. However, to the extent permissible under the 1940 Act, a regulated investment company such as the Fund is permitted under Treasury Regulations to specially allocate this tax expense to the disqualified organizations to which it is attributable, without a concern that such an allocation will constitute a preferential dividend. While the Fund does not presently intend to make such a special allocation, it reserves the right to do so.

Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund.

Ordinary income distributions and capital gain distributions also may be subject to state and local taxes. Shareholders are urged to consult their own tax advisers regarding specific questions about U.S. federal (including the application of the alternative minimum tax rules), state, local and foreign tax consequences to them of investing in the Fund.

A shareholder that is a nonresident alien individual or a foreign corporation (a “foreign investor”) generally will be subject to U.S. federal withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends (except as discussed below). Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 days or more during a taxable year and certain other conditions are met. Foreign investors should consult their tax advisors regarding the tax consequences of investing in the Fund’s common shares.

In general, U.S. federal withholding tax will not apply to any gain or income realized by a foreign investor in respect of any distributions of net capital gain, exempt-interest dividends, or upon the sale or other disposition of common shares of the Fund.

For taxable years beginning before January 1, 2008, properly-designated dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). Depending on its circumstances, however, the Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign investor will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of common shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts. There can be no assurance as to what portion of the Fund’s distributions will qualify for favorable treatment as qualified net interest income or qualified short-term capital gains.

42

An individual who, at the time of death, is a foreign investor will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. In the absence of a treaty, there is a $13,000 statutory estate tax credit. A partial exemption from U.S estate tax may apply to Fund shares held by the estate of a nonresident decedent. The amount treated as exempt is based upon the proportion of the assets held by the Fund at the end of the quarter immediately preceding the decedent’s death that are debt obligations, deposits, or other property that would generally be treated as situated outside the United States if held directly by the estate. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008, unless such provision is extended or made permanent. Transfers by gift of shares of the Fund by a foreign investor who is a nonresident alien individual will not be subject to U.S. federal gift tax. The tax consequences to a foreign investor entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign investors are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

Backup Withholding

The Fund is required in certain circumstances to withhold, for U.S. federal backup withholding purposes, on taxable dividends or distributions and certain other payments paid to non-corporate holders of the Fund’s common shares who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

This discussion of “Tax Matters” is not intended or written to be used as tax advice and does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. The foregoing discussion is a general summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, state, local, and foreign income or other taxes.

EXPERTS

The Statement of Assets and Liabilities of the Fund as of May 18, 2007 appearing in this Statement of Additional Information and related Statement of Operations for the period from April 12, 2007 (date of inception) to May 18, 2007 have been audited by Ernst & Young LLP, an independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Ernst & Young LLP, located at 2001 Market Street, Philadelphia, Pennsylvania, provides accounting and auditing services to the Fund.

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Fund with the Securities and Exchange Commission (the “Commission”), Washington, D.C. The prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made

43

to the Registration Statement. Statements contained in the prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

44

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholder of

Delaware Enhanced Global Dividend and Income Fund:

We have audited the accompanying statement of assets and liabilities of the Delaware Enhanced Global Dividend and Income Fund (the “Fund”) as of May 18, 2007 and the related statement of operations for the period from April 12, 2007 to May 18, 2007. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amount and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion the financial statements referred to above presents fairly, in all material respects, the financial position of the Delaware Enhanced Global Dividend and Income Fund at May 18, 2007, and the results of its operations for the period from April 12, 2007 to May 18, 2007, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP
Philadelphia, Pennsylvania
May 21, 2007

45

FINANCIAL STATEMENTS

Delaware Enhanced Global Dividend and Income Fund

STATEMENT OF ASSETS AND LIABILITIES

May 18, 2007

ASSETS:
Cash	$100,000
Deferred offering costs	603,957
Due from investment advisor	68,000
TOTAL ASSETS	$771,957

LIABILITIES:
Accrued organizational and offering costs	671,957
TOTAL LIABILITIES	671,957

NET ASSETS	$100,000

COMPONENTS OF NET ASSETS:
Paid in capital	$100,000

NET ASSETS	$100,000

Common shares of beneficial interest issued and outstanding, no par value, unlimited number of shares authorized	5,236

Net asset value per share	$19.10
Offering price per share (including 4.50% front end sales charge)	$20.00

See notes to financial statements

46

Delaware Enhanced Global Dividend and Income Fund

STATEMENT OF OPERATIONS

For the period April 12, 2007(1) to May 18, 2007

Investment income	$—

Expenses
Organizational expenses	68,000
Less: reimbursements from investment advisor	(68,000)
Net expenses	—

Net investment income	$—

(1) Inception of organization of the Fund.

See notes to financial statements

47

Delaware Enhanced Global Dividend and Income Fund

NOTES TO THE FINANCIAL STATEMENTS

May 18, 2007

Note 1. Organization

Delaware Enhanced Global Dividend and Income Fund (the “Fund”) is newly organized as a Delaware statutory trust and is a diversified, closed-end management investment company, under the Investment Company Act of 1940, as amended. The Fund’s primary objective is to seek current income with a secondary objective of capital appreciation.

The Fund has no operations to date other than matters relating to its organization and the sale and issuance of 5,236 shares of beneficial interest to the initial shareholder, DMH Corp., at the initial subscription price of $19.10 per share. Shares issued by the Fund are subject to a sales load of 4.50%. Delaware Management Company (DMC), a series of Delaware Management Business Trust and an indirect wholly owned subsidiary of DMH Corp., serves as the Fund’s investment manager.

Note 2. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.
Use of Estimates - The preparation of the Fund’s financial statement in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from those estimates.
Federal Income Taxes - The Fund intends to elect to be, and qualify for treatment as, a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes. The Fund intends to meet the calendar year distribution requirements imposed by the Code to avoid the imposition of a 4% excise tax.
Organizational and Offering Costs – The organizational and offering costs will be paid directly by the Fund. DMC has agreed to reimburse the Fund for all organizational costs and to pay offering costs (other than sales load) to the extent that offering costs (other than sales load) exceed $.04 per common share. Offering costs incurred by the Fund will be charged to paid-in-capital upon sale of the shares to the public. Organizational costs are charged to expense as they are incurred.

Note 3. Investment Management, Administration Agreements and Other Transactions with Affiliates

DMC furnishes investment management services to the Fund and has full discretion and responsibility, subject to the overall supervision of the Trust’s Board of Trustees and to render investment advice for the Fund, including the purchase, retention, and dispositions of investments, securities and cash contained in the Fund.

In accordance with the terms of its investment management agreement, the Fund pays DMC a monthly fee at an annual rate of 1.00%, which is calculated daily based on the average net assets. Delaware Service Company, Inc. (DSC), an affiliate of DMC, will serve as the Fund’s administrator and will provide accounting and administrative services to the Fund. DSC is entitled to receive a monthly fee at the annual rate of .04% of the average daily net assets, plus out of pocket expenses. For purposes of calculating each of the above referenced fees, the Fund’s average daily net assets will be deemed to be the average daily value of the Fund’s total assets minus the sum of the Fund’s liabilities (which liabilities exclude the aggregate liquidation preference of any outstanding preferred stock or outstanding amount of any borrowing). No management or administration fees have been incurred as the Fund has no operations other than those described in Note 1.

48

Certain officers of DMC and DSC are officers and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.

DMC and DSC are indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc., which is an indirect wholly owned subsidiary of Lincoln National Corporation.

49

PART C

OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1)	Financial Statements
Part A - None.
Part B - Statement of Assets and Liabilities.
(2)	Exhibits
(a)(1)	Certificate of Trust (3)
(a)(2)	Amended and Restated Agreement and Declaration of Trust (1)
(b)	Amended and Restated By-Laws (1)
(c)	Not Applicable
(d)(1)	Please see Article V of Agreement and Declaration of Trust as filed herewith.
(d)(2)	Please see Article II of Bylaws as filed herewith.
(e)	Form of Dividend Reinvestment Plan (2)
(f)	Not Applicable
(g)(1)	Form of Investment Management Agreement (2)
(h)	Form of Purchase Agreement (2)
(i)	Not Applicable
(j)	Form of Custody Agreement (2)
(k)	Other Material Agreements (2)
(l)	Opinion and Consent of Counsel to the Registrant (2)
(m)	Not Applicable
(n)	Independent Registered Public Accounting Firm Consent (1)
(o)	Not Applicable.
(p)	Subscription Agreement (2)
(q)	Not Applicable
(r)(1)	Code of Ethics of the Trust (2)
(r)(2)	Code of Ethics of the Advisor (2)
(s)	Power of Attorney (1)

(1)           Filed herewith.

(2)           To be filed by amendment.

(3)           Incorporated herein by reference to the Registration Statement on Form N-2, SEC
                Accession No.: 0001137439-07-000120, filed on April 13, 2007.

Item 26. Marketing Arrangements

Reference is made to the Form of Purchase Agreement for the Registrant’s common shares to be filed by amendment to this registration statement.

Item 27. Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

Registration fees	$
NYSE listing fee
Printing (other than certificates)
Engraving and printing certificates
Accounting fees and expenses related to the offering
Legal fees and expenses related to the offering
NASD fee
Miscellaneous (i.e. travel) related to the offering
Total	$

Item 28. Persons Controlled by or under Common Control with the Registrant

None.

Item 29. Number of Holders of Shares

As of May 24, 2007.

Title of Class	Number of Record Holders
Common shares, no par value	1

Item 30. Indemnification

Article VII of the Registrant’s Amended and Restated Agreement and Declaration of Trust provides as follows:

Section 1.               Limitation of Liability.

(a)           For the purpose of this Article, “Agent” means any Person who is or was a Trustee, officer, employee or other agent of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or other agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise; “Proceeding” means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative; and “Expenses” include without limitation attorneys’ fees and any expenses of establishing a right to indemnification under this Article.

(b)           An Agent shall be liable to the Trust and to any Shareholder for any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing, for such Agent’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Agent (such conduct referred to herein as “Disqualifying Conduct”), and for nothing else.

Subject to subsection (b) of this Section 1 and to the fullest extent that limitations on the liability of Agents are permitted by the DSTA, the Agents shall not be responsible or liable in any event for any act or omission of any other Agent of the Trust or any Investment Adviser or Principal Underwriter of the Trust.

(c)           No Agent, when acting in its respective capacity as such, shall be personally liable to any Person, other than the Trust or a Shareholder to the extent provided in subsections (b) and (c) of this Section 1, for any act, omission or obligation of the Trust or any Trustee thereof.

(d)           Each Trustee, officer and employee of the Trust shall, in the performance of his or her duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of its officers or employees or by the Investment Adviser, the Principal Underwriter, any other Agent, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee. The officers and Trustees may obtain the advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, the By-Laws, applicable law and their respective duties as officers or Trustees. No such officer or Trustee shall be liable for any act or omission in accordance with such advice, records and/or reports and no inference concerning liability shall arise from a failure to follow such advice, records and/or reports. The officers and Trustees shall not be required to give any bond hereunder, nor any surety if a bond is required by applicable law.

(e)           The failure to make timely collection of dividends or interest, or to take timely action with respect to entitlements, on the Trust’s securities issued in emerging countries, shall not be deemed to be negligence or other fault on the part of any Agent, and no Agent shall have any liability for such failure or for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of the Trust’s assets or from any war or political act of any foreign government to which such assets might be exposed, except, in the case of a Trustee or officer, for liability resulting from such Trustee’s or officer’s Disqualifying Conduct.

(f)            The limitation on liability contained in this Article applies to events occurring at the time a Person serves as an Agent whether or not such Person is an Agent at the time of any Proceeding in which liability is asserted.

(g)           No amendment or repeal of this Article shall adversely affect any right or protection of an Agent that exists at the time of such amendment or repeal.

Section 2                                               Indemnification.

(a)           Indemnification by Trust.  The Trust shall indemnify, out of Trust Property, to the fullest extent permitted under applicable law, any Person who was or is a party or is threatened to be made a party to any Proceeding by reason of the fact that such Person is or was an Agent of the Trust, against Expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such Proceeding if such Person acted in good faith or in the case of a criminal proceeding, had no reasonable cause to believe the conduct of such Person was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction or plea of nolo contendere or its equivalent shall not of itself create a presumption that the Person did not act in good faith or that the Person had reasonable cause to believe that the Person’s conduct was unlawful.

(b)           Exclusion of Indemnification.  Notwithstanding any provision to the contrary contained herein, there shall be no right to indemnification for any liability arising by reason of the Agent’s Disqualifying Conduct. In respect of any claim, issue or matter as to which that Person shall have been adjudged to be liable in the performance of that Person’s duty to the Trust or the Shareholders, indemnification shall be made only to the extent that the court in which that action was brought shall determine, upon application or otherwise, that in view of all the circumstances of the case, that Person was not liable by reason of that Person’s Disqualifying Conduct.

(c)           Required Approval.  Any indemnification under this Article shall be made by the Trust if authorized in the specific case on a determination that indemnification of the Agent is proper in the circumstances by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Agent was not liable by reason of Disqualifying Conduct (including, but not limited to, dismissal of either a court action or an administrative proceeding against the Agent for insufficiency of evidence of any Disqualifying Conduct) or, (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Agent was not liable by reason of Disqualifying Conduct, by (1) the vote of a majority of a quorum of the Trustees who are not (x) “interested persons” of the Trust as defined in Section 2(a)(19) of the 1940 Act, (y) parties to the proceeding, or (z) parties who have any economic or other interest in connection with such specific case (the “disinterested, non-party Trustees”); or (2) by independent legal counsel in a written opinion.

(d)           Advancement of Expenses.  Expenses incurred by an Agent in defending any Proceeding may be advanced by the Trust before the final disposition of the Proceeding on receipt of an undertaking by or on behalf of the Agent to repay the amount of the advance if it shall be determined ultimately that the Agent is not entitled to be indemnified as authorized in this Article; provided, that at least one of the following conditions for the advancement of expenses is met: (i) the Agent shall provide a security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested, non-party Trustees of the Trust, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Agent ultimately will be found entitled to indemnification.

(e)           Other Contractual Rights.  Nothing contained in this Article shall affect any right to indemnification to which Persons other than Trustees and officers of the Trust or any subsidiary thereof may be entitled by contract or otherwise.

(f)            Fiduciaries of Employee Benefit Plan.  This Article does not apply to any Proceeding against any trustee, investment manager or other fiduciary of an employee benefit plan in that Person’s capacity as such, even though that Person may also be an Agent of the Trust as defined in Section 1 of this Article. Nothing contained in this Article shall limit any right to indemnification to which such a trustee, investment manager, or other fiduciary may be entitled by contract or otherwise which shall be enforceable to the extent permitted by applicable law other than this Article.

Section 3.                                            Insurance.  To the fullest extent permitted by applicable law, the Board of Trustees shall have the authority to purchase with Trust Property, insurance for liability and for all Expenses reasonably incurred or paid or expected to be paid by an Agent in connection with any Proceeding in which such Agent becomes involved by virtue of such Agent’s actions, or omissions to act, in its capacity or former capacity with the Trust, whether or not the Trust would have the power to indemnify such Agent against such liability.

Section 4.                                            Derivative Actions.  Subject to the requirements set forth in Section 3816 of the DSTA, a Shareholder or Shareholders may bring a derivative action on behalf of the Trust only if the Shareholder or Shareholders first make a pre-suit demand upon the Board of Trustees to bring the subject action unless an effort to cause the Board of Trustees to bring such action is excused. A demand on the Board of Trustees shall only be excused if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, has a material personal financial interest in the action at issue. A Trustee shall not be deemed to have a material personal financial interest in an action or otherwise be disqualified from ruling on a Shareholder demand by virtue of the fact that such Trustee receives remuneration from his or her service on the Board of Trustees of the Trust or on the boards of one or more investment companies with the same or an affiliated investment adviser or underwriter.

Item 31. Business and Other Connections of Investment Advisor

To be filed by amendment.

Item 32. Location of Accounts and Records

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules under that section are maintained at 2005 Market Street, Philadelphia, PA 19103-7094 and 430 W. 7th Street, Kansas City, MO 64105.

Item 33. Management Services

Not Applicable

Item 34. Undertakings

(1)           The Trust hereby undertakes to suspend the offering of its shares until the prospectus is amended if (a) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2)           Not applicable

(3)           Not applicable

(4)           Not applicable

(5)           (a) For the purposes of determining any liability under the Securities Act of 1933 (the “1933 Act”), the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

(b) For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6)           The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, and State of Pennsylvania, on the 24th day of May, 2007.

/s/ Patrick P. Coyne
Patrick P. Coyne
Trustee, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities set forth below on the 24th day of May, 2007.

Name	Title	Date
/s/ Patrick P. Coyne	Trustee, President and Chief Executive Officer	May 24, 2007
Patrick P. Coyne

/s/ Richard A. Salus	Chief Financial Officer	May 24, 2007
Richard A. Salus*

/s/ Thomas L. Bennett	Trustee	May 24, 2007
Thomas L. Bennett*

/s/ John A. Fry	Trustee	May 24, 2007
John A. Fry*

/s/ Anthony D. Knerr	Trustee	May 24, 2007
Anthony D. Knerr*

/s/ Lucinda S. Landreth	Trustee	May 24, 2007
Lucinda S. Landreth*

/s/ Ann R. Leven	Trustee	May 24, 2007
Ann R. Leven*

/s/ Thomas F. Madison	Trustee	May 24, 2007
Thomas F. Madison*

/s/ Janet L. Yeomans	Trustee	May 24, 2007
Janet L. Yeomans*

/s/ J. Richard Zecher	Trustee	May 24, 2007
J. Richard Zecher*

*By:	/s/ Patrick P. Coyne
Patrick P. Coyne
Attorney-in-Fact
(Pursuant to Power of Attorney, filed herewith)

INDEX TO EXHIBITS

(Delaware Investments Enhanced Global Dividend and Income Fund)

Exhibit No.	Exhibit
Ex-99(a)(2)	Amended and Restated Agreement and Declaration of Trust
Ex-99(b)	Amended and Restated By-Laws
Ex-99(n)	Independent Registered Public Accounting Firm Consent
Ex-99(s)	Power of Attorney